DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D FIVE9, INC. 3001 BISHOP DRIVE, SUITES 250 AND 350 SAN RAMON, CA 94583 BISHOP RANCH - BUILDING LEASE 16764.040 4830-2660-4226.6

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D BISHOP RANCH - BUILDING LEASE TABLE OF CONTENTS Page 1. PREMISES ..........................................................................................................................1 1.1 Demise of Premises .............................................................................................1 1.2 As-Is Condition ...................................................................................................1 1.3 Early Access ........................................................................................................2 1.4 Common Areas ...................................................................................................2 2. TERM ..................................................................................................................................3 2.1 Initial Term..........................................................................................................3 2.2 Acknowledgment of Commencement Date ........................................................3 2.3 Options to Extend ................................................................................................4 2.4 Definition of “Term” ...........................................................................................8 3. RENT ...................................................................................................................................8 3.1 Base Rent ............................................................................................................8 3.2 Additional Rent ...................................................................................................8 3.3 Advance Rent ......................................................................................................8 3.4 Abated Base Rent ................................................................................................8 3.5 Manner of Payment or Rent ................................................................................9 4. OPERATING COSTS; ADDITIONAL TAXES.................................................................9 4.1 Definitions ...........................................................................................................9 4.2 Payment of Tenant’s Share of Operating Costs ................................................14 4.3 Notice and Payment ..........................................................................................15 4.4 Additional Taxes ...............................................................................................16 4.5 Tenant’s Right to Inspection and Audit ............................................................16 5. SECURITY DEPOSIT.......................................................................................................17 5.1 Deposit and Application ....................................................................................17 5.2 Return at Lease Expiration ................................................................................18 6. USE ....................................................................................................................................18 6.1 Use ....................................................................................................................18 6.2 Suitability ..........................................................................................................18 6.3 Uses Prohibited .................................................................................................19 6.4 Tenant Disturbance ...........................................................................................20 7. SERVICE AND UTILITIES .............................................................................................20 7.1 Landlord’s Obligations......................................................................................20 7.2 Tenant’s Obligations .........................................................................................21 7.3 Additional Requirements ..................................................................................21 7.4 Service Failure ..................................................................................................22 16764.040 4830-2660-4226.6 i

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D 7.5 Tenant’s Supplemental Unit ..............................................................................23 7.6 Energy Consumption Reporting ........................................................................24 8. MAINTENANCE AND REPAIRS ...................................................................................24 8.1 Landlord’s Obligations......................................................................................24 8.2 Tenant’s Obligations .........................................................................................25 8.3 Waiver of Repair and Deduct Statutes ..............................................................26 9. ALTERATIONS AND ADDITIONS................................................................................26 9.1 No Alterations Without Consent .......................................................................26 9.2 Performance of Alterations ...............................................................................27 9.3 Ownership of Improvements .............................................................................28 9.4 Ownership of Personal Property .......................................................................28 9.5 Communications Lines and Cabling .................................................................28 10. ENTRY BY LANDLORD .................................................................................................28 11. LIENS ................................................................................................................................29 12. INDEMNITY .....................................................................................................................29 12.1 Indemnity ..........................................................................................................29 12.2 Exemption of Landlord from Liability ..............................................................30 13. INSURANCE .....................................................................................................................31 13.1 Tenant’s Insurance ............................................................................................31 13.2 Landlord’s Insurance .........................................................................................32 13.3 Waiver of Subrogation ......................................................................................32 13.4 Tenant’s Property ..............................................................................................32 14. DAMAGE OR DESTRUCTION .......................................................................................32 14.1 Landlord’s Duty to Repair ................................................................................32 14.2 Landlord’s Right to Terminate ..........................................................................33 14.3 Tenant’s Right to Terminate .............................................................................34 14.4 Exclusive Rights ...............................................................................................34 15. CONDEMNATION ...........................................................................................................34 16. ASSIGNMENT AND SUBLETTING ..............................................................................35 16.1 Landlord’s Consent Required ...........................................................................35 16.2 Reasonable Consent ..........................................................................................35 16.3 Excess Consideration ........................................................................................36 16.4 No Release of Tenant ........................................................................................36 16.5 Fees ...................................................................................................................36 16.6 Effectiveness of Transfer ..................................................................................37 16.7 Intentionally Omitted ........................................................................................37 16.8 Certain Transfers ...............................................................................................37 16.9 Permitted Transfers ...........................................................................................37 16764.040 4830-2660-4226.6 ii

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D 16.10 Tenant Remedies ...............................................................................................38 17. SUBORDINATION ...........................................................................................................38 17.1 Subordination ....................................................................................................38 17.2 Subordination Agreements ................................................................................38 17.3 Attornment ........................................................................................................39 17.4 SNDA ................................................................................................................39 18. QUIET ENJOYMENT.......................................................................................................39 19. DEFAULT; REMEDIES ...................................................................................................39 19.1 Default ...............................................................................................................39 19.2 Landlord’s Remedies ........................................................................................40 19.3 Landlord’s Right to Cure ..................................................................................41 19.4 Waiver of Forfeiture ..........................................................................................41 19.5 Late Charges......................................................................................................42 19.6 Interest ...............................................................................................................42 19.7 Default by Landlord ..........................................................................................42 19.8 Consequential Damages ....................................................................................43 20. PARKING ..........................................................................................................................43 21. Intentionally Omitted .........................................................................................................44 22. MORTGAGEE PROTECTION ........................................................................................44 22.1 Default Notices to Security Holders .................................................................44 22.2 Rent Payment Notice.........................................................................................44 23. ESTOPPEL CERTIFICATES ...........................................................................................44 24. SURRENDER, HOLDING OVER ....................................................................................45 24.1 Surrender ...........................................................................................................45 24.2 Abandoned Property..........................................................................................45 24.3 Holding Over .....................................................................................................46 25. HAZARDOUS SUBSTANCES ........................................................................................46 25.1 Tenant’s Obligations and Indemnity .................................................................46 25.2 Testing ...............................................................................................................47 25.3 Landlord’s Representation ................................................................................47 25.4 Definitions .........................................................................................................47 25.5 Governing Agreements .....................................................................................47 26. SIGNS ................................................................................................................................47 26.1 Tenant’s Signage ...............................................................................................47 26.2 Rights Personal to Tenant .................................................................................48 16764.040 4830-2660-4226.6 iii

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D 27. COMPLIANCE WITH LAWS ..........................................................................................48 27.1 Landlord’s Obligations......................................................................................48 27.2 Tenant’s Obligations .........................................................................................49 27.3 Disclosure Regarding Certified Access Specialist ............................................49 28. RULES AND REGULATIONS ........................................................................................49 29. NOTICES ...........................................................................................................................50 30. AUTHORITY ....................................................................................................................50 31. RESERVED .......................................................................................................................50 32. BROKERS .........................................................................................................................50 33. RESERVED RIGHTS .......................................................................................................50 34. TRANSFER OF THE BUILDING BY LANDLORD ......................................................51 35. MISCELLANEOUS ..........................................................................................................51 35.1 Captions; Attachments; Defined Terms ............................................................51 35.2 Entire Agreement ..............................................................................................51 35.3 Severability .......................................................................................................51 35.4 Costs of Suit ......................................................................................................51 35.5 Joint and Several Liability ................................................................................52 35.6 Independent Covenants; Binding Effect; Choice of Law .................................52 35.7 Waiver ...............................................................................................................52 35.8 Force Majeure ...................................................................................................52 35.9 Landlord’s Liability ..........................................................................................53 35.10 Consents and Approvals ....................................................................................53 35.11 Delivery of Financial Statements ......................................................................53 35.12 Relationship of Parties ......................................................................................53 35.13 Administrative Charges .....................................................................................54 35.14 Survival .............................................................................................................54 35.15 Sanctions Lists ..................................................................................................54 35.16 Time Periods .....................................................................................................55 35.17 Time of the Essence ..........................................................................................55 35.18 Execution; Counterparts ....................................................................................55 35.19 ARBITRATION. ...............................................................................................55 36. RIGHT OF FIRST OFFER ................................................................................................56 36.1 First Offer Space ...............................................................................................56 36.2 First Offer Notice ..............................................................................................57 36.3 Procedure for Acceptance .................................................................................57 36.4 Tenant’s Offering Notice; Other Terms and Conditions...................................58 36.5 Amendment to Lease.........................................................................................58 36.6 Conditions of Exercise ......................................................................................59 16764.040 4830-2660-4226.6 iv

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D 36.7 Rights Personal to Tenant .................................................................................59 37. ROOFTOP EQUIPMENT .................................................................................................59 37.1 Communications and HVAC Equipment ..........................................................59 37.2 Reserved ............................................................................................................60 37.3 Interference .......................................................................................................60 37.4 Roof Repairs .....................................................................................................61 37.5 Rules and Regulations .......................................................................................61 37.6 Rights Personal to Tenant .................................................................................61 16764.040 4830-2660-4226.6 v

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D Exhibits EXHIBIT A – FLOOR PLAN OF PREMISES EXHIBIT B – WORK LETTER EXHIBIT B-1 REQUIRED INFORMATION FOR DESIGN DEVELOPMENT PLAN AND CONSTRUCTION DRAWINGS EXHIBIT C – RULES AND REGULATIONS EXHIBIT D – FORM OF ESTOPPEL CERTIFICATE EXHIBIT E – RESERVED PARKING SPACES EXHIBIT F – SIGNAGE PLAN EXHIBIT G – ACKNOWLEDGMENT OF COMMENCEMENT OF LEASE EXHIBIT H – RESTRICTIONS ON USE OF PREMISES EXHIBIT I – FORM OF SNDA EXHIBIT J – EXISTING EXCLUSIVES EXHIBIT K – INTENTIONALLY OMITTED EXHIBIT L – EXISTING FF&E 16764.040 4830-2660-4226.6 vi

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D INDEX OF DEFINED TERMS Page Above-Standard Improvements .................................................................................................... 26 ADA .............................................................................................................................................. 49 Additional Rent ............................................................................................................................... 8 Adverse Condition ........................................................................................................................ 42 Alterations ..................................................................................................................................... 26 Alterations Proposal ...................................................................................................................... 27 Anticipated Delivery Date ............................................................................................................ 57 Arbitration Panel ............................................................................................................................. 7 Base Building Systems ................................................................................................................. 25 Base Rent ........................................................................................................................................ 8 Basic Lease Provisions .................................................................................................................. xi Bishop Ranch Declaration ............................................................................................................ 19 Books and Records ....................................................................................................................... 16 Building.......................................................................................................................................... xi Building Operating Costs .............................................................................................................. 14 Building Risers.............................................................................................................................. 60 Building Standard Improvements ................................................................................................. 26 Building Standard Lighting........................................................................................................... 20 Cabling .......................................................................................................................................... 28 Cap Shortfall ................................................................................................................................. 14 CASp ............................................................................................................................................. 49 Casualty......................................................................................................................................... 32 Casualty Termination Condition ................................................................................................... 33 Change of Ownership ................................................................................................................... 37 Claims ........................................................................................................................................... 30 Common Areas ............................................................................................................................... 2 Comparison Buildings .................................................................................................................... 4 Comparison Leases ......................................................................................................................... 4 Complex ......................................................................................................................................... xi Connections................................................................................................................................... 60 Controllable Cost Cap ................................................................................................................... 14 Controllable Operating Costs ........................................................................................................ 13 Cost-Saving Expenditures ............................................................................................................. 10 Country Lists ................................................................................................................................. 54 CPA ............................................................................................................................................... 17 Default Rate .................................................................................................................................. 42 Election Date ................................................................................................................................. 57 Environmental Laws ..................................................................................................................... 47 Estimated Excess .......................................................................................................................... 15 Event of Default ............................................................................................................................ 39 Excessive Utilities ......................................................................................................................... 21 Excluded Costs.............................................................................................................................. 11 16764.040 4830-2660-4226.6 vii

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D Existing FF&E ................................................................................................................................ 1 Expiration Date ............................................................................................................................. xii Exterior Signage............................................................................................................................ 48 Fair Market Value ........................................................................................................................... 4 First Offer Notice .......................................................................................................................... 57 First Offer Space ........................................................................................................................... 56 FMV Determination ........................................................................................................................ 5 Force Majeure Events ................................................................................................................... 52 GAAP ............................................................................................................................................ 10 General Contractor ........................................................................................................................ 27 Hazardous Substances ................................................................................................................... 47 Holdover Rate ............................................................................................................................... 46 Holidays ........................................................................................................................................ 20 HVAC ........................................................................................................................................... 25 Impasse Date ................................................................................................................................... 6 Indemnitee..................................................................................................................................... 29 Indemnitees ................................................................................................................................... 29 Independent Arbitrator .................................................................................................................... 6 Initial Term ..................................................................................................................................... 3 Inspection Notice .......................................................................................................................... 16 Interruption Notice ........................................................................................................................ 23 Land ............................................................................................................................................... xi Landlord ......................................................................................................................................... xi Landlord Breach............................................................................................................................ 42 Landlord Casualty Notice ............................................................................................................. 33 Landlord’s Dispute Notice ............................................................................................................ 43 Landlord’s Personal Property ......................................................................................................... 9 Landlord’s Representatives ........................................................................................................... 28 Legal Requirements ...................................................................................................................... 48 Negotiation Period ........................................................................................................................ 55 Net Worth...................................................................................................................................... 38 Normal Hours of Operation .......................................................................................................... 20 Notice Date ..................................................................................................................................... 4 Notice of Proposed Transfer ......................................................................................................... 35 OFAC ............................................................................................................................................ 54 OFAC Sanctions List .................................................................................................................... 54 Operating Cost Estimate ............................................................................................................... 15 Operating Cost Payments .............................................................................................................. 15 Operating Costs ............................................................................................................................... 9 Option Exercise Deadline ............................................................................................................... 4 Option Exercise Notice ................................................................................................................... 4 Option Term .................................................................................................................................... 4 Option to Extend ............................................................................................................................. 4 Original Tenant ............................................................................................................................... 7 Permitted Assignee ....................................................................................................................... 38 Permitted Transfer ........................................................................................................................ 37 16764.040 4830-2660-4226.6 viii

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D Permitted Transferee ..................................................................................................................... 37 Premises ......................................................................................................................................... xi Premises Identification Signage .................................................................................................... 48 Private Restrictions ....................................................................................................................... 19 Project ............................................................................................................................................ xi Project Operating Costs ................................................................................................................ 14 Project Parking Ratio .................................................................................................................... 43 Property Taxes ................................................................................................................................ 9 Regulated Entity............................................................................................................................ 55 Rent ................................................................................................................................................. 9 Rent Abatement .............................................................................................................................. 8 Rent Abatement Period ................................................................................................................... 8 Rent Payment Notice .................................................................................................................... 44 Restoration .................................................................................................................................... 33 Right of First Offer ....................................................................................................................... 56 Roof Repairs ................................................................................................................................. 61 Rooftop Area ................................................................................................................................. 60 Rooftop Equipment ....................................................................................................................... 60 Rooftop Unit ................................................................................................................................. 60 Rules and Regulations................................................................................................................... 49 Sanctions List ................................................................................................................................ 54 Satellite Dish ................................................................................................................................. 60 SDC ............................................................................................................................................... 27 Security Holder ............................................................................................................................. 38 Service Failure .............................................................................................................................. 23 Signage Criteria ............................................................................................................................ 48 Signage Specifications .................................................................................................................. 48 SNDA ............................................................................................................................................ 39 Statement....................................................................................................................................... 15 Subject Space ................................................................................................................................ 35 Superior Encumbrance .................................................................................................................. 38 Superior Right ............................................................................................................................... 58 Superior Rights ............................................................................................................................. 57 Supplemental HVAC Equipment .................................................................................................. 60 Supplemental Unit ........................................................................................................................ 23 Taking ........................................................................................................................................... 34 Telecom Equipment ...................................................................................................................... 60 Tenant ............................................................................................................................................ xi Tenant Parties................................................................................................................................ 30 Tenant Party .................................................................................................................................. 30 Tenant Systems ............................................................................................................................. 25 Tenant’s Building Share .............................................................................................................. xiii Tenant’s Early Access..................................................................................................................... 2 Tenant’s Election Notice............................................................................................................... 57 Tenant’s Personal Property ........................................................................................................... 28 Tenant’s Project Share ................................................................................................................. xiii 16764.040 4830-2660-4226.6 ix

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D Tenant’s Representatives .............................................................................................................. 25 Tenant’s Self-Help Notice ............................................................................................................ 42 Tenant’s Share ............................................................................................................................. xiii Tenant-Insured Suite Improvements ............................................................................................. 25 Tenant's Offering Notice ............................................................................................................... 57 Transfer ......................................................................................................................................... 35 Transfer Premium ......................................................................................................................... 36 Transferee ..................................................................................................................................... 35 U.N. List........................................................................................................................................ 54 Work Letter ................................................................................................................................... xii 16764.040 4830-2660-4226.6 x

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D BISHOP RANCH BUILDING LEASE This Bishop Ranch Building Lease (this “Lease”) is made as of _________________,July 29th, 2020 2020, by and between 2600 CR, LLC, a Delaware limited liability company (“Landlord”), and FIVE9, INC., a Delaware corporation (“Tenant”). BASIC LEASE PROVISIONS Each reference in this Lease to the “Basic Lease Provisions” shall mean and refer to the following terms. In the event of a conflict between the Basic Lease Provisions and the body of this Lease, the Basic Lease Provisions shall control. Section No. 1.1 Premises: Suites 250 and 350, consisting of approximately 104,253 rentable square feet. The Premises are in the South Wing, South End of the “Building” (as defined below). 1.1 Address of Premises: 3001 Bishop Drive, Suites 250 and 350, San Ramon, CA 94583. 1.1 Description of The Premises comprise 22.28% of the building located at Building and 3001 Bishop Drive (such area being herein, the “Building”). Complex: The Building is part of a larger connected building area comprised of four (4) distinct wings or areas. The Building and such additional wings or areas are commonly known as BR 2600 and are herein the “Complex”. 1.1 Description of Project: The Complex, together with the land situated under and adjacent to the Complex, including parking areas (the “Land”), are herein referred to as the “Project”. 1.1 Floor Area of Approximately 104,253 rentable square feet. Premises: 1.1 Floor Area of Approximately 467,876 rentable square feet. Building: 1.1 Floor Area of Approximately 1,735,361 rentable square feet. Complex: 16764.040 4830-2660-4226.6 xi

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D 2.1 Commencement Date: The later to occur of (a) the “Substantial Completion Date” (as defined in the Work Letter attached hereto as Exhibit B (the “Work Letter”)), or (b) February 1, 2021. 2.1 Target Commencement Date: February 1, 2021 2.1 Expiration Date: The last day of the one hundred twentieth (120th) full calendar month commencing on or after the Commencement Date. 2.1 Initial Term One Hundred Twenty (120) full calendar months beginning on the Commencement Date, together with any partial first month if the Commencement Date is not the first day of a calendar month. 3.1 Base Rent: Annual Rate per Monthly Rate per Monthly Rentable Square Rentable Square Base Rent Months of Term or Foot Foot (rounded to the Period (rounded to the nearest (rounded to the nearest nearest 100th of a 100th of a dollar) 100th of a dollar) dollar) Commencement Date - $42.00 $3.50 $364,885.50 Month 12* Month 13 - Month 24 $43.26 $3.61 $375,832.07 Month 25 - Month 36 $44.56 $3.71 $387,107.03 Month 37 - Month 48 $45.89 $3.82 $398,720.24 Month 49 - Month 60 $47.27 $3.94 $410,681.85 Month 61 - Month 72 $48.69 $4.06 $423,002.31 Month 73 - Month 84 $50.15 $4.18 $435,692.38 Month 85 – Month 96 $51.65 $4.30 $448,763.15 Month 97 – Month 108 $53.20 $4.43 $462,226.04 Month 109 - Expiration $54.80 $4.57 $476,092.82 Date 16764.040 4830-2660-4226.6 xii

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D If the Commencement Date is a date other than the first day of a calendar month, the foregoing adjustments to Base Rent shall be effective as of the first day of the calendar month immediately following the anniversary of the Commencement Date. * Subject to “Rent Abatement” as defined and provided in Section 3.4 below. 4.2 Operating Costs (per To be based upon actual Building Operating Costs or Base Year): Project Operating Costs, as the case may be, for the 2021 calendar year. 4.2 Tenant’s Share: 22.28% for Operating Costs of the Building (“Tenant’s Building Share”). 6.01% for Operating Costs of the Project (“Tenant’s Project Share”). 5 Security Deposit: $476,092.82 6.1 Use of Premises: General office and for no other use, subject to the restrictions set forth on Exhibit H. For purposes hereof, general office uses shall include, but not be limited to, the following, provided the same are consistent with a “Class A” office building and provided that in no event may Tenant's use of the Premises violate the “Rules and Regulations”, as that term is defined in Section 28, or any “Legal Requirements,” as that term is defined in Section 27.1 below: call center, data processing, data center/IT functions, a network operations center (which operates on a 24x7 basis), employee training, employee lunch and/or kitchen facilities (including vending machines for Tenant's use only) and any other legally permitted uses consistent with the character of similar office buildings in the Tri-Valley area. 20 Parking: A parking ratio of 3.25 stalls per 1,000 rentable square feet of office space (i.e., three hundred thirty-nine (339) parking spaces) of which ten (10) parking spaces shall be reserved spaces in accordance with Section 20, all of which shall be at no cost to Tenant during the Initial Term. 32 Tenant’s Broker(s): Jones Lang LaSalle Brokerage, Inc. (“JLL”) 16764.040 4830-2660-4226.6 xiii

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D 3.5 and Address for Payments 29 and Notices: Landlord Payment Address: Tenant Notice Address prior to Commencement Date: 2600 CR, LLC 4000 Executive Parkway, Suite 400 P.O. Box 640 San Ramon, CA 94583 San Ramon, CA 94583 Attn: General Counsel Landlord Notice Address: Tenant Notice Address after Commencement Date: 2600 CR, LLC 3001 Bishop Drive, Suite 350 2600 Camino Ramon, Suite 201 San Ramon, CA 94583 San Ramon, CA 94583 Attn: General Counsel Attention: General Counsel Work Suite Improvement Allowance: $40.00 per rentable square foot Letter, Section 3.2 16764.040 4830-2660-4226.6 xiv

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D BISHOP RANCH BUILDING LEASE 1. PREMISES. 1.1 Demise of Premises. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises described in the Basic Lease Provisions. The Premises are located in the Building, which is part of the Complex identified in the Basic Lease Provisions. As further described in the Basic Lease Provisions, the Complex and the Land comprise the Project. The Premises are depicted on the floor plan attached hereto as Exhibit A. The parties acknowledge and agree that the approximate rentable square footages set forth in the Basic Lease Provisions for the Premises, Building and Complex are deemed to be correct for all purposes of this Lease. The parties acknowledge and agree that the rentable square footage of the Premises was determined by Landlord in accordance with the 2010 Building Owners and Managers Association Standard Method for Measuring Floor Area in Office Buildings (ANSI/BOMA Z65.1-2010) and utilizing a 19.5% load factor. 1.2 As-Is Condition. (a) Tenant accepts the Premises in their present “As Is” condition, provided the “Suite Improvements” are “Substantially Completed” (as such terms are defined in the Work Letter) in accordance with the Work Letter, and acknowledges that (i) neither Landlord nor any of its employees or agents has made any representations regarding the Premises or the condition thereof; and (ii) except for the Suite Improvements and the delivery condition described in Section 1.2(b) below, Landlord has no obligation to perform any work, supply any materials, incur any expense or make any alterations or improvements to prepare the Premises for Tenant’s occupancy; provided, however, that nothing in this Section 1.2(a) shall limit Landlord’s obligations under Sections 8.1 and 27.1 below. In addition, as of the date the existing tenant vacates and surrenders the Premises, Landlord shall convey and transfer to Tenant the existing furniture, fixtures and equipment in the Premises shown on Exhibit L (“Existing FF&E”). The Existing FF&E shall be so transferred to Tenant on an “as is” basis with no representation or warranty of any kind from, and no recourse against, Landlord; provided, however, that Landlord shall, as of the date the existing tenant vacates and surrenders the Premises, own all of the Existing FF&E free and clear of all liens and encumbrances and shall have the authority to so transfer the Existing FF&E. The transfer of ownership of the Existing FF&E shall occur automatically on the date the existing tenant vacates and surrenders the Premises, and this Lease shall constitute a bill of sale evidencing the transfer of the Existing FF&E on the Commencement Date, unless otherwise agreed to in a writing signed by both Landlord and Tenant. (b) Upon Landlord’s delivery of possession of the Premises to Tenant, the Premises shall comply in all material respects with all Legal Requirements (as then interpreted by applicable governmental or quasi-governmental authorities), without regard to any specific use of the Premises by Tenant. If Landlord or Tenant receives written notice from any governmental or quasi-governmental authority that any portion of the Premises violated Legal Requirements as of the Commencement Date, Landlord shall not be liable to Tenant for any damages, but Landlord, 16764.040 4830-2660-4226.6 1

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D at no cost to Tenant, shall, as Tenant’s sole remedy, perform such work or take such other action as may be necessary to cure such violation, but only to the extent that such violation materially and adversely affects Tenant’s use or occupancy of the Premises. Notwithstanding the foregoing, (i) Landlord shall have the right to contest any alleged violation in good faith, including, without limitation, the right to apply for and obtain a waiver or deferment of compliance, the right to assert any and all defenses allowed by law, and the right to appeal any decisions, judgments or rulings to the fullest extent permitted by law, and Landlord’s obligation to perform work or take such other action to cure a violation under this Section 1.2(b) shall apply after the exhaustion of any and all rights to appeal or contest; and (ii) issuance of a temporary or final certificate of occupancy with respect to the Tenant Improvements (or if such certificates are not customarily issued for such work by the local governmental authority, then the final inspection and sign-off on the job card for such work by the building inspectors(s)), shall conclusively establish the compliance of the Premises with Legal Requirements, including the ADA. 1.3 Early Access. Tenant shall be permitted to enter the Premises beginning approximately four (4) weeks before the Commencement Date for the sole purpose of installing furniture, fixtures and equipment (including data and telephone lines and equipment) therein and otherwise readying the Premises for Tenant’s occupancy (“Tenant’s Early Access”), provided that (a) Tenant’s Early Access must not unreasonably interfere with or delay completion of Landlord’s construction of the Suite Improvements, (b) prior to Tenant’s entry in the Premises, Tenant shall furnish to Landlord certificates of insurance reasonably satisfactory to Landlord evidencing Tenant’s compliance with the requirements of Section 13.1 below, and a schedule, for Landlord’s reasonable approval, which schedule shall detail the timing and purpose of Tenant’s entry; and (c) Tenant’s work in the Premises prior to the Commencement Date shall comply with the requirements of Section 9 below. Tenant’s Early Access shall include reasonable access to and use of loading dock facilities, parking facilities and freight elevator(s), as well as reasonable access to and use of appropriate electrical and other systems and related facilities, all subject to the terms and conditions set forth in this Section 1.3. Tenant’s Early Access shall be subject to all of the terms, covenants and conditions of this Lease, including Tenant’s indemnity obligations set forth in Section 12 below, except that Landlord agrees that Tenant’s obligation to pay Base Rent and “Operating Cost Payments” (as defined in Section 4.3 below) shall be waived and, prior to the Commencement Date, there shall be no charge to Tenant, its contractors or their subcontractors for electricity, heating, ventilation, air conditioning, security, insurance (except as relates to work which Tenant and/or its contractors or their subcontractors may undertake in the Premises, including general liability coverage) and/or taxes, or for the use of parking and the loading dock or freight elevator(s), or the personnel required for the operation thereof. 1.4 Common Areas. Tenant, its employees, contractors, agents and invitees shall have the non-exclusive right, throughout the Term, to use the “Common Areas”, which shall mean, collectively, all areas of the Building, Project and Complex designated by Landlord from time to time for the common use or benefit of occupants of the Building or other buildings in the Complex, and their employees and invitees, including certain amenities shared amongst the buildings comprising the Complex. To the extent so designated by Landlord, Common Areas may include portions of the landscaping, parking lots, walkways, roadways, driveways and patio or plaza areas outside the Complex and within the Project, as well as Building entrances, common lobbies, hallways, fire vestibules, common restrooms, mechanical areas, ground floor corridors, elevators and elevator lobbies, electrical and janitorial closets, telephone and equipment rooms, 16764.040 4830-2660-4226.6 2

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D loading and unloading areas, ramps, stairs, and similar access ways and service ways in and adjacent to the Building and other buildings in the Complex. The Common Areas shall be subject to the exclusive management and control of Landlord, and Landlord shall exercise such management and control in a manner that will maintain the Common Areas reasonably consistent with the standards of other comparable first class office projects in the I-680 Corridor and Tri- Valley Area markets. Without limiting the generality of the foregoing, Tenant acknowledges that its right to the use of certain common meeting rooms is subject to the priority usage rights of existing tenants, and the obligations of Landlord, pursuant to the terms of existing leases; provided, however, for the sake of clarity, that at no time shall Landlord cancel or modify Tenant’s reservations of any common meeting rooms as a result of the priority usage rights of existing tenants. Landlord shall have the right from time to time to relocate and limit the use of particular areas or portions of the Common Areas (including determining the operating hours of any amenities located therein). Landlord shall also have the right to close all or any portion of the Common Areas as may, in the sole discretion of Landlord, be necessary to prevent a dedication thereof or the accrual of any rights in any person, as well as the right to convert Common Areas to other uses, including leasable area, and otherwise make changes to the Common Areas, including changes in the location of any driveways, entrances, exits, walkways, vehicular parking spaces, parking areas, the direction of the flow of traffic, or the construction of additional structures thereon, provided that, in making any such changes to the Common Areas, Landlord will use commercially reasonable efforts not to unreasonably interfere with Tenant’s use or occupancy of the Premises. Landlord shall also have the right, from time to time, to impose reasonable controls on access to the Building. Such limitation or control upon access may include establishing procedures for deliveries by messengers and caterers, and access to the Premises by Tenant’s invitees and employees. Tenant shall not be denied access to the Premises or Common Areas, except for limited periods of time upon reasonable advance written notice, or in emergency situations, or as mandated by governmental authority. 2. TERM. 2.1 Initial Term. The initial term (the “Initial Term”) of this Lease shall commence on the Commencement Date and shall end on the Expiration Date specified in the Basic Lease Provisions, unless sooner terminated or extended pursuant to this Lease; provided, however, that if the Substantial Completion Date does not for any reason occur (or be deemed to have occurred) on or before the Target Commencement Date set forth in the Basic Lease Provisions, then (a) this Lease shall not be void or voidable by either party, and (b) Landlord shall not be liable to Tenant for any loss or damage resulting therefrom. This Lease shall be a binding contractual obligation effective upon execution and delivery hereof by Landlord and Tenant, notwithstanding the later commencement of the Term. 2.2 Acknowledgment of Commencement Date. Upon determination of the Commencement Date, Landlord and Tenant shall execute a written acknowledgment of the Commencement Date and Expiration Date in the form attached hereto as Exhibit G. Tenant shall execute and return (or, by notice to Landlord, reasonably object to) such acknowledgment within five (5) business days after receipt, and if Tenant fails to do so, Tenant shall be deemed to have executed and returned the acknowledgment without exception. 16764.040 4830-2660-4226.6 3

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D 2.3 Options to Extend. (a) Option Terms; Exercise. Landlord hereby grants Tenant two (2) options to extend the Term for periods of five (5) years each (each, an “Option Term”, and each such option, an “Option to Extend”); provided subject to complying with the balance of this Section 2.3, Tenant shall have the right, but not the obligation, to exercise both Options to Extend for a single 10-year Option Term. Tenant’s notice of its election to exercise an Option to Extend (each, an “Option Exercise Notice”) must be given to Landlord in writing no sooner than fifteen (15) months and no later than twelve (12) months prior to the expiration date of the then-current Term (“Option Exercise Deadline”). If any such written notice is not delivered to Landlord within the required period, Tenant shall be deemed to have waived that and any future Option to Extend. Anything herein contained to the contrary, (i) Tenant shall have no right to exercise an Option to Extend if any person or entity other than Tenant or its “Permitted Transferees” (as defined in Section 16.9 below) is then physically or legally occupying any portion of the Premises; (ii) Tenant shall have no right to exercise an Option to Extend if an “Event of Default” (as defined in Section 19.1 below) exists on the date of giving the Option Exercise Notice (the “Notice Date”); and (iii) if an Event of Default exists on the date an Option Term is to commence, then, at Landlord’s election by written notice to Tenant, the Option Term shall not commence and this Lease shall expire at the end of the then-current term. (b) Conditions. If Tenant exercises an Option to Extend pursuant to Section 2.3(a) above, all of the terms, covenants and conditions of this Lease shall continue in full force and effect during the applicable Option Term, including the provisions regarding payment of Additional Rent, which shall remain payable on the terms herein set forth, except that: (i) the Base Rent for the subject Option Term shall be set at “Fair Market Value” as defined in Section 2.3(c) below; (ii) the Base Year for the first Option Term shall be calendar year 2031 and, if applicable, the Base Year for the second Option Term shall be calendar year 2036; (iii) Tenant shall continue to possess and occupy the Premises in their existing condition, “as is”, as of the commencement of the subject Option Term, and Landlord shall have no obligation to repair, remodel, improve or alter the Premises, to perform any other construction or other work of improvement upon the Premises, or to provide Tenant with any construction or refurbishing allowance whatsoever (and such factors in “Comparison Leases” (as defined below) shall, together with the other factors set forth in Section 2.3(c) below, be taken into account in determining the subject Fair Market Value); and (iv) Tenant shall have no further rights to extend the Term after the expiration of the second Option Term or the single 10-year Option Term if exercised by Tenant, unless otherwise agreed to in writing by Landlord and Tenant. (c) Fair Market Value. The term “Fair Market Value” used in this Lease shall mean the annual rental rate being charged for space comparable in size, location and conditions to the Premises within the Building and other comparable buildings in the I-680 Corridor and Tri-Valley Area markets (“Comparison Buildings”), based upon binding lease transactions for tenants in the Building and Comparison Buildings that, where possible, commence or are to commence within six (6) months prior to or within six (6) months after the commencement of the applicable Option Term (“Comparison Leases”). Comparison Leases shall include renewal and new non-renewal tenancies, but shall exclude subleases and leases of space subject to another tenant’s expansion rights. Rental rates payable under Comparison Leases shall be adjusted to account for variations between this Lease and the Comparison Leases with respect to all relevant 16764.040 4830-2660-4226.6 4

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D factors, including: (i) rental structure, including rental rates per rentable square foot (including type, gross or net, and if gross, adjusting for the base year or expense stop), and escalation provisions, (ii) the permitted use, location, floor level and outlooks of the Premises compared to the premises of the Comparison Leases, (iii) the location, quality and age of the Building compared to the building(s) of the Comparison Leases, (iv) the definition of rentable area or net rentable area, as the case may be, under this Lease compared to the Comparison Leases, (v) free rent, moving allowances and other rental concessions affecting the rental rate, (vi) leasehold improvements and/or allowances, including the amounts thereof in renewal leases, and taking into account, in the case of renewal leases (including this Lease), the value of existing leasehold improvements to the renewal tenant, (vii) the date the particular rate under the Comparison Leases became effective compared to the commencement of the applicable Option Term, (viii) the length of the applicable Option Term compared to the lease term of the Comparison Leases, (ix) the extent of amenities and services provided under this Lease compared to those provided under the Comparison Leases, (x) the credit standing and financial stature of the tenant, (xi) the payment of a leasing commission and/or fees/bonuses in lieu thereof, whether to Landlord, any person or entity affiliated with Landlord, or otherwise, and (xii) any other relevant factors, terms and/or conditions contained in the Comparison Leases. The Fair Market Value may include annual or other periodic increases. (d) Landlord Notification of Fair Market Value. (i) Without limiting the provisions of Section 2.3(a) above, Tenant shall have the right to deliver to Landlord no sooner than fifteen (15) months and no later than thirteen (13) months prior to the expiration date of the then-current Term an initial notice requesting Landlord's determination of the Fair Market Value of the Premises for the applicable Option Term (“Tenant's FMV Request”). Within fifteen (15) days following Landlord's receipt of Tenant's FMV Request, Landlord shall provide such determination to Tenant. Tenant's delivery of Tenant's FMV Request shall not bind Tenant to exercise an Option to Extend. If Tenant disputes Landlord’s determination of Fair Market Value, the parties shall thereafter negotiate such Fair Market Value in good faith, provided that, if Tenant wishes to exercise the applicable Option to Extend, Tenant must do so on or before the applicable Option Exercise Deadline. If Landlord and Tenant are able to agree upon the Fair Market Value prior to the applicable Option Exercise Deadline, then such agreement shall constitute a final determination of the Fair Market Value for the applicable Option Term. If Landlord and Tenant are unable to agree upon the Fair Market Value prior to the applicable Option Exercise Deadline, but Tenant nonetheless delivers to Landlord a valid Option Exercise Notice pursuant to Section 2.3(a), then Tenant shall be deemed to have elected to have the determination of Fair Market Value made by arbitration as described below. Accordingly, within fifteen (15) days after Tenant’s delivery to Landlord of such Option Exercise Notice, the parties shall meet and concurrently deliver to each other their respective written estimates of the Fair Market Value for the applicable Option Term, supported by the reasons therefor (each, an “FMV Determination”). Landlord’s and Tenant’s FMV Determinations may be more or less than their initial determinations of the Fair Market Value, or the amounts offered prior to the Option Exercise Deadline. (ii) If Tenant does not timely deliver Tenant’s FMV Request, but instead delivers to Landlord a valid Option Exercise Notice pursuant to Section 2.3(a), then Landlord shall notify Tenant of Landlord’s determination of Fair Market Value within fifteen (15) 16764.040 4830-2660-4226.6 5

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D days after Landlord’s receipt of such Option Exercise Notice. Tenant shall have thirty (30) days following receipt of Landlord's notice in which to either accept such determination or elect to have such determination made by arbitration as described below. If Tenant does not give Landlord a timely notice in response to Landlord’s determination of Fair Market Value pursuant to this Section 2.3(d)(ii), Landlord’s determination shall be binding upon Tenant for the applicable Option Term. If Tenant timely disputes Landlord’s determination of Fair Market Value pursuant to this Section 2.3(d)(ii), the parties shall first negotiate in good faith to reach agreement upon the Fair Market Value for the applicable Option Term. If Landlord and Tenant are able to agree upon the Fair Market Value within thirty (30) days after Tenant’s notice to Landlord disputing Landlord’s determination (“Impasse Date”), then such agreement shall constitute a final determination of the Fair Market Value for the applicable Option Term. If Landlord and Tenant are unable to agree upon the Fair Market Value prior to the Impasse Date, then, within fifteen (15) days after the Impasse Date, the parties shall meet and concurrently deliver to each other their respective FMV Determinations. Landlord’s and Tenant’s FMV Determinations may be more or less than their respective determinations of the Fair Market Value offered prior to the Impasse Date. (e) Dispute Resolution. (i) If either party fails to deliver its FMV Determination in a timely manner pursuant to the applicable provision of Section 2.3(d) above, then the Fair Market Value shall be the FMV Determination by the other party. If the higher FMV Determination is no more than one hundred five percent (105%) of the lower FMV Determination, then the Fair Market Value shall be the average of the two. In every other case, the Fair Market Value shall be determined as set forth below. (ii) Within ten (10) days after the parties exchange their respective FMV Determinations, the parties shall each appoint an arbitrator who shall, by profession, either be a real estate broker or appraiser who shall have been active for the five (5)- year period ending on the date of such appointment in leasing or appraising (as the case may be) comparable commercial properties in the vicinity of the Project, and shall be familiar with the rentals then being charged in the Building and in the Comparison Buildings. The parties may appoint the brokers or appraisers who assisted them in making their FMV Determinations as their respective arbitrators. If either Landlord or Tenant fails to timely appoint an arbitrator, then the Fair Market Value for the applicable Option Term shall be the FMV Determination of the other party. (iii) Within twenty (20) days following appointment of the second arbitrator to be appointed, the two arbitrators appointed by the parties shall appoint a third, similarly qualified, independent arbitrator who has not had a substantial personal or business relationship with either party during the three (3) year period immediately prior to his or her appointment (the “Independent Arbitrator”), and notify Landlord and Tenant of the identity of the Independent Arbitrator. If an Independent Arbitrator has not been so appointed by the end of such twenty (20) day period, then either party, on behalf of both, may request such appointment by the local office of the American Arbitration Association (or any successor thereto), or in the absence, failure, refusal or inability of such entity to act, then either party may apply to the Presiding Judge of the Superior Court of Contra Costa County, for the appointment of such an Independent 16764.040 4830-2660-4226.6 6

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D Arbitrator, and the other party shall not raise any question as to the court’s full power and jurisdiction to make the appointment. (iv) Within five (5) days following notification of the identity of the Independent Arbitrator, Landlord and Tenant shall submit copies of Landlord’s FMV Determination and Tenant’s FMV Determination to the three arbitrators (the “Arbitration Panel”). The Arbitration Panel may, at its option, conduct a hearing at which Landlord and Tenant may each make supplemental oral and/or written presentations, with an opportunity for questioning by the members of the Arbitration Panel and rebuttal by the other party. The Arbitration Panel, by majority vote, shall select either Landlord’s FMV Determination or Tenant’s FMV Determination as the Base Rent for the applicable Option Term, and shall have no right to propose a middle ground or to modify either of the two Determinations or the provisions of this Lease. The Arbitration Panel shall attempt to render a decision within thirty (30) days after appointment of the Independent Arbitrator. In any case, the Arbitration Panel shall render a decision within forty five (45) days after appointment of the Independent Arbitrator. (v) The decision of the Arbitration Panel shall be final and binding upon the parties, and may be enforced in accordance with the provisions of California law. In the event of the failure, refusal or inability of any member of the Arbitration Panel to act, a successor shall be appointed in the manner that applied to the selection of the member being replaced. (f) General Provisions. (i) Any Option to Extend is personal to the Tenant executing this Lease (the “Original Tenant”) and any “Permitted Assignee” (as defined in Section 16.9 below) and is otherwise not assignable or transferable, whether voluntarily or involuntarily, whether by operation of law or otherwise, either in connection with an assignment of this Lease, or a sublease of all or part of the Premises. Any purported transfer of any rights in violation of this Section 2.4 shall be void and a material default under this Lease. (ii) Each party shall pay the fees and expenses of the arbitrator designated by such party, and one-half of the fees and expenses of the Independent Arbitrator and the expenses incident to the proceedings (excluding attorneys’ fees and similar expenses of the parties which shall be borne separately by each of the parties). (iii) Until the matter is resolved by agreement between the parties or a decision is rendered in any arbitration commenced pursuant to this Section 2.4, Tenant’s monthly payments of Base Rent shall be in an amount equal to Landlord’s FMV Determination. Within thirty (30) days following determination of the Fair Market Value by agreement by the parties or the decision of the Arbitration Panel, as applicable, Tenant shall pay to Landlord, or Landlord shall pay to Tenant, the amount of any deficiency or excess, as the case may be, in the Base Rent previously paid. (iv) After the Base Rent payable during the applicable Option Term is determined, the parties shall promptly execute an amendment to this Lease extending the Term and stating the amount of the Base Rent. Notwithstanding the foregoing, upon determination 16764.040 4830-2660-4226.6 7

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D of the Base Rent for the applicable Option Term in accordance with this Section 2.4, an otherwise valid exercise of an Option to Extend shall be fully effective whether or not such an amendment is executed. 2.4 Definition of “Term”. The Initial Term and, if Tenant duly exercises any Options to Extend, such Option Terms, are hereinafter, collectively, called the “Term.” 3. RENT. 3.1 Base Rent. Commencing on the Commencement Date and subject to Section 3.4, Tenant shall pay to Landlord base rent (the “Base Rent”) for the Premises monthly in advance, on the first day of each calendar month during the Term, without deduction, offset, prior notice or demand (except as expressly provided elsewhere in this Lease), in lawful money of the United States of America, in the amounts set forth in the Basic Lease Provisions. Rent for any partial month at the beginning or end of the Term shall be prorated using the actual number of days in the month. 3.2 Additional Rent. In addition to the Base Rent, Tenant shall also pay to Landlord “Tenant’s Share” (as set forth in the Basic Lease Provisions) of increases in “Operating Costs” (as defined below) in accordance with the provisions of Section 4. Such payments, together with all amounts, other than Base Rent, that Tenant is required to pay Landlord hereunder shall constitute “Additional Rent” and, in the event of any nonpayment of Additional Rent, Landlord shall have the same rights and remedies available to it as it has for nonpayment of Base Rent. 3.3 Advance Rent. Concurrently with Tenant’s execution of this Lease, Tenant shall pay to Landlord an amount equal to the Base Rent payable for the first full calendar month for which Base Rent is due, which shall be applied against Base Rent as and when it becomes due. 3.4 Abated Base Rent. Tenant shall have no obligation to pay Base Rent for the Premises (the “Rent Abatement”) for the first eight (8) full calendar months following the Commencement Date (the “Rent Abatement Period”). Landlord and Tenant acknowledge that the aggregate amount of the Rent Abatement equals $2,919,084.00, and that such amount shall be automatically applied by Landlord to the Base Rent payable during the Rent Abatement Period until such amount is exhausted. If the Commencement Date is a date other than the first day of a calendar month, then, prior to the expiration of the Rent Abatement Period, Tenant shall pay Base Rent to Landlord for the partial month in which the Rent Abatement Period expires. Tenant acknowledges and agrees that the foregoing Rent Abatement has been granted to Tenant as additional consideration for entering into this Lease, and for agreeing to pay the Rent and performing the terms and conditions otherwise required under this Lease. If an “Event of Default” (as defined in Section 19.1 below) exists at any time before the entirety of the Rent Abatement has been utilized hereunder, Tenant shall be entitled to no further Rent Abatement thereafter, and Base Rent shall thereafter be due and payable in accordance with Section 3.1 above. In addition, if this Lease is terminated prior to the expiration of the Term in connection with a breach or default by Tenant, Tenant shall, in addition to any and all other amounts payable by Tenant, repay to Landlord the unamortized amount of the Rent Abatement (or such portion thereof as Tenant utilized) immediately upon such termination, which for purposes of this Section 3.4, shall equal the remaining principal component, measured on the date of the breach or default, of a level-payment 16764.040 4830-2660-4226.6 8

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D amortization commencing at the end of the Rent Abatement Period and continuing over the Initial Term, of a principal amount equal to the Rent Abatement, including interest at the “Default Rate” (as defined in Section 19.6 below). 3.5 Manner of Payment or Rent. All Base Rent and Additional Rent (collectively, “Rent”) shall be paid when due to Landlord at its address for payments set forth in the Basic Lease Provisions or at such other place as Landlord may from time to time designate in writing. 4. OPERATING COSTS; ADDITIONAL TAXES. 4.1 Definitions. For purposes of this Section 4, the following terms are herein defined: (a) Base Year: The calendar year 2021. (b) Operating Costs: (i) Included Operating Costs. Operating Costs shall mean and include all costs and expenses of ownership, management, operation, repair and maintenance (excluding depreciation of the improvements and amounts paid on Landlord’s loans) of the Project during the Term. “Operating Costs” shall include the following: (1) All real estate taxes and other ad valorem taxes and assessments, any other special taxes and assessments, and any other governmental impositions, levied, charged or imposed on or by reason of Landlord’s ownership, operation or use of the Project (or any portion thereof), including taxes assessed on “Landlord’s Personal Property” (as defined below), and any tax or fee levied in addition to or in lieu of any of the foregoing, whether assessed against Landlord or Tenant or both (collectively, “Property Taxes”), but excluding the taxes covered by Section 4.4. Any costs and expenses (including reasonable attorneys’ and consultants’ fees) incurred by Landlord in attempting to protest, reduce or minimize Property Taxes shall be included in Property Taxes for the year in which they are incurred, subject to any retroactive adjustment set forth in Section 4.3(d) below; (2) The cost of parts, equipment and other personal property used by Landlord in the maintenance, operation and repair of the Project (“Landlord’s Personal Property”); (3) Insurance premiums; (4) License, permit and inspection fees; (5) Compensation, including employment taxes and benefits, of all persons who perform duties connected with the management, operation, maintenance and repair of the Project, including the level of senior property manager, vice presidents of facilities and contracts, and property management and administration personnel; 16764.040 4830-2660-4226.6 9

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D (6) Management fees; provided, however, that management fees shall not exceed the greater of (i) three and one-half percent (3.5%) of the annual gross revenues for the Project (excluding such fee) adjusted to reflect a one hundred percent (100%) occupancy of the Project with tenants paying rent at Landlord’s quoted rates, or (ii) those charged by landlords of comparable office projects in the vicinity of the Project; (7) Costs of supplying all utilities and services, including water, sewage disposal, rubbish removal, janitorial, security, parking, window washing, and supplies and materials; (8) Costs of standard signage for the Building and Project; (9) Costs of any capital improvements, repairs or replacements made by Landlord to the Project, or capital assets acquired by Landlord for the Project, after the Base Year (i) that are required to comply with any Legal Requirements, excluding any such capital improvements required to remedy a violation of Legal Requirements in effect as of the date of this Lease (based on the current interpretation of such Legal Requirements by applicable governmental authorities as of the date of this Lease), (ii) for the protection of the health and safety of the occupants of the Project, (iii) for the replacement of “Base Building Systems” (as defined in Section 8.1 below) or components thereof, or (iv) that are reasonably intended and expected to reduce other Operating Costs (“Cost-Saving Expenditures”); such costs, together with interest on the unamortized balance at the rate of seven percent (7%) per annum, to be amortized over the useful life thereof, as reasonably determined by Landlord in accordance with customary and generally-accepted real estate management and accounting principles, consistently applied (“GAAP”) (or, in the case of Cost-Saving Expenditures, over the period of time that Landlord reasonably estimates will be required for any cost savings resulting from such capital item to equal the cost of such item); (10) Costs of maintaining, repairing and operating the Common Areas, including gardening and landscaping; (11) Legal, accounting and other professional services fees and costs incurred in connection with the operation of the Project and the calculation of Operating Costs; (12) Rental expense or a reasonable allowance for depreciation of Landlord’s Personal Property; (13) A reasonable allocation of rent attributable to property and facilities management offices located within Bishop Ranch; and (14) Reasonable costs incurred in connection with tenant relations. If either the Building or the Complex is not fully occupied or fully assessed for any calendar year during the Term including the Base Year, Operating Costs that vary with occupancy may be reasonably adjusted by Landlord to the amount which would have been incurred if the 16764.040 4830-2660-4226.6 10

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D Building or Complex had been fully occupied and fully assessed for the subject year. In addition, Operating Costs during the Base Year shall exclude (i) any market-wide cost increases resulting from extraordinary circumstances, including “Force Majeure Events” (as defined in Section 35.8), boycotts, strikes, conservation surcharges, embargoes or shortages; provided, however, that if, and to the extent, any such market-wide increases continue after the Base Year, then the amount of such increase(s) (or remaining portion thereof) shall be excluded from Operating Costs for the duration of such market-wide increases; and (ii) at Landlord’s option, the cost of any repair or replacement that Landlord reasonably expects will not recur on an annual or more frequent basis. In addition, Landlord, in its reasonable discretion, may equitably allocate Operating Costs among office, retail or other portions or occupants of the Building or Complex, and if Landlord incurs Operating Costs for the Project together with another property, Landlord, in its reasonable discretion, shall equitably allocate such shared amounts between the Project and such other property. Landlord further agrees that, without limiting Landlord’s right to include a management fee in Operating Costs as provided above, (a) Landlord will not collect or be entitled to collect Operating Costs from all of its tenants in an amount which is in excess of one hundred percent (100%) of the Operating Costs actually paid, incurred or allocated by Landlord in connection with the operation of the Building and Project for any calendar year, provided the same shall not limit Landlord’s recovery of the amortized cost of capital expenditures incurred in prior calendar years as provided in clause (9) above, and (b) Landlord shall make no profit from Landlord’s collections of Operating Costs. (ii) Excluded Costs. Notwithstanding anything to the contrary set forth in this Section 4 or elsewhere in this Lease, Operating Costs shall not include the following (“Excluded Costs”): (1) Depreciation and amortization, except as expressly provided for above; (2) Capital expenditures, except as expressly provided for in clause (i)(9) above, (3) Except in connection with any rentals of Landlord’s Personal Property, rentals and other related expenses incurred for items which if purchased, rather than rented, would constitute a capital expenditure not permitted pursuant to clause (i)(9) above; (4) Acquisition of sculpture, paintings or other objects of art; (5) Upgrading the Building, Complex or Project to comply with any Legal Requirements that were applicable to the Building, Complex or Project as of the date of execution of this Lease (based on the current interpretation of such Legal Requirements by applicable governmental authorities as of the date of this Lease), and penalties or damages incurred due to any such non-compliance; (6) Leasing or real estate brokerage fees or commissions, architectural and engineering fees, attorneys’ fees and similar expenses incurred in connection 16764.040 4830-2660-4226.6 11

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D with the leasing of space (including rental or other obligations to third parties or prospective tenants or occupants that Landlord pays or assumes) and the enforcement of such leases; (7) Costs of repairs or other work or costs occasioned by “Casualty” (as defined in Section 14.1 below), and costs incurred by Landlord in connection with or made necessary by any actual or threatened “Taking” (as defined in Section 15 below), whether or not covered by insurance or condemnation proceeds, except for commercially reasonable deductible amounts under applicable insurance policies; (8) Costs arising from the presence of any “Hazardous Substances” (as defined in Section 25.4 below) in, on, under or about the Project; provided, however, that Operating Costs shall include (i) the costs of any routine monitoring of or testing for Hazardous Substances in, on, or about the Project, and (ii) costs incurred in the cleanup or remediation of de minimis amounts of Hazardous Substances customarily used in office buildings or used to operate motor vehicles and customarily found in parking facilities; (9) Interest, fines, late fees, collection costs, legal fees or penalties assessed as a result of Landlord’s failure to make payments in a timely manner or to comply with applicable Legal Requirements, including the failure to pay Property Taxes or taxes on Landlord’s Personal Property when due, or to comply with the terms of any mortgage, deed of trust, ground lease, private restriction or other agreement; (10) Costs incurred in installing, operating and maintaining any specialty service that is not necessary for Landlord’s operation, management, maintenance and repair of the Project; provided, however, that the net costs of operating a luncheon club, cafeteria or other dining facility, newsstand, conference center, flower services, shoeshine service, carwash, or athletic or recreational club, and the personnel costs associated with any of the foregoing and any other commercial concessions in the Project, shall be included as Operating Costs; (11) Interest or other payments (including payments of principal, points, and fees) on account of any non-operating debt, including mortgages, deeds of trust or other security interests encumbering the Building, Complex or Project; (12) Rental payments to any ground lessor; (13) Costs associated with the operation of the business of the partnership or other entity which constitutes Landlord, as distinguished from costs of operation of the Building, Complex or Project, including costs of defending lawsuits with any mortgagee, tenant or occupant of the Complex, and costs of selling, syndicating, financing, mortgaging or hypothecating any ownership interest in Landlord, or any of Landlord’s interest in the Project; (14) The wages and benefits of any employee who does not devote substantially all of his or her employed time to the Project, except to the extent such wages and benefits are equitably allocated to the Project; 16764.040 4830-2660-4226.6 12

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D (15) Landlord’s personal and corporate income taxes, inheritance and estate taxes, succession, capital levy, excise, profits, franchise, gift and transfer taxes, and taxes for which Tenant is responsible pursuant to Section 4.4 below; (16) Attorneys’ fees and expenses incurred in connection with lease negotiations or disputes with Project tenants or prospective Project tenants or in enforcing leases of the Project; and (17) Overhead and profit increment paid to Landlord or its subsidiaries or affiliates for goods and/or services in the Project (including management, repair, maintenance and construction services) to the extent that the costs of such goods and/or services materially exceed the costs of comparable goods and/or services provided on a competitive basis by unaffiliated third parties of similar skill, competence and experience in comparable office projects in the I-680 Corridor and Tri-Valley Area markets. (c) Additional Adjustments to Base Year Operating Costs. If Landlord does not carry earthquake, terrorism or another type of insurance for the Project during the Base Year, but carries such type of insurance for the Project during any subsequent calendar year, then, for purposes of determining the Operating Cost Payments for such subsequent calendar year, Operating Costs for the Base Year shall be deemed to be increased by the amount of the insurance premium that Landlord (in Landlord’s reasonable judgment) would have incurred during the Base Year if Landlord had maintained such type of insurance. Similarly, if Landlord carries earthquake, terrorism or another type of insurance for the Project during the Base Year (and includes the cost thereof within Operating Costs), but subsequently elects not to carry such insurance on the Project, the Operating Costs for the Base Year shall be decreased by the amount of the applicable insurance premiums incurred by Landlord during the Base Year. Any such adjustment to the Operating Costs for the Base Year shall take into consideration the portion of the Base Year or subsequent calendar year, as the case may be, in which Landlord carried (or did not carry) the applicable insurance. (d) Controllable Cost Cap. For purposes of determining Tenant’s payments pursuant to this Section 4, the “Controllable Operating Costs” (as defined below) applicable to any calendar year shall not exceed the sum of (A) the “Controllable Cost Cap” (as defined below) applicable to such calendar year, plus (B) any “Cap Shortfall” (as defined below) applicable to the preceding calendar year. For purposes of the foregoing, the following terms shall be defined as follows: (i) “Controllable Operating Costs” applicable to any calendar year shall mean the Operating Costs for such calendar year, excluding (1) premiums for insurance; (2) wages subject to collective bargaining agreements and other union-related labor costs (or the cost of contracts dependent on union-related labor costs); (3) costs incurred due to Force Majeure Events; (4) costs to comply with Legal Requirements (to the extent such costs constitute Operating Costs); (5) water, sewer, electric, gas, oil, steam and other utility or regulatory charges; (6) Property Taxes; (7) property management fees; and (8) Cost-Saving Expenditures; provided, however, that if Controllable Operating Costs for any calendar year exceed the Controllable Cost 16764.040 4830-2660-4226.6 13

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D Cap for such calendar year, the amount of such excess shall, for purposes of calculating Tenant’s payments pursuant to this Section 4, be added to the Controllable Operating Costs for the next succeeding calendar year (with such amount, in the aggregate, still being subject to the Controllable Cost Cap applicable to such succeeding calendar year); (ii) “Controllable Cost Cap” for calendar year 2022 shall mean one hundred six percent (106%) of the Controllable Operating Costs for the Base Year, and, for each subsequent calendar year during the Term, the Controllable Cost Cap shall equal (A) one hundred six percent (106%) of the Controllable Cost Cap for the preceding calendar year, plus (B) any Cap Shortfall applicable to such calendar year; and (iii) “Cap Shortfall” for calendar year 2022 and for each subsequent calendar year during the Term shall equal the amount, if any, by which the Controllable Cost Cap for such calendar year exceeds the Controllable Operating Costs for such calendar year. By way of example, and for illustration purposes only, if the following shall occur: 2021 2022 2023 Controllable $50,000 $51,000 $59,000 Operating Costs Controllable Base Year $53,000 $58,180 Cost Cap Cap Shortfall $0 $2,000 N/A Then (x) the Cap Shortfall for calendar year 2022 would equal $2,000 (i.e., the 2022 Controllable Cost Cap, less the 2022 Controllable Operating Costs); and (y) the amount by which the Controllable Operating Costs for calendar year 2023 exceeds the Controllable Cost Cap for calendar year 2023 (i.e., $58,180) equals $820. For purposes of the foregoing, the Cap Shortfall for calendar year 2022 (i.e., $2,000) is included in the Controllable Cost Cap for calendar year 2023; and, for purposes of calculating Tenant’s payments pursuant to this Section 4, the $820 excess in calendar year 2023 would be added to the Controllable Operating Costs for calendar year 2024 (with such amount, in the aggregate, still being subject to the applicable Controllable Cost Cap for calendar year 2024). 4.2 Payment of Tenant’s Share of Operating Costs. Tenant’s Share of Operating Costs shall be reasonably determined on the basis of whether such Operating Costs are properly allocable to the Building (“Building Operating Costs”) or whether such Operating Costs are properly allocable to the Project (“Project Operating Costs”). (a) Building Operating Costs. If the Building Operating Costs during any calendar year following the Base Year exceed the Building Operating Costs for the Base Year (as set forth set in the Basic Lease Provisions), Tenant shall pay “Tenant’s Building Share” (as defined in the Basic Lease Provisions) of such excess to Landlord in accordance with Section 4.3 below. 16764.040 4830-2660-4226.6 14

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D (b) Project Operating Costs. If the Project Operating Costs during any calendar year following the Base Year exceed the Project Operating Costs for the Base Year, Tenant shall pay “Tenant’s Project Share” (as defined in the Basic Lease Provisions) of such excess to Landlord in accordance with Section 4.3 below. 4.3 Notice and Payment. (a) Landlord’s Estimate of Tenant’s Share of Operating Costs. For each calendar year following the Base Year, Landlord shall provide Tenant an estimate of the following (“Operating Cost Estimate”): (i) the Operating Costs for such calendar year, (ii) the amount, if any, by which the Operating Costs for such calendar year shall exceed the Operating Costs for the Base Year (“Estimated Excess”), and (iii) Tenant’s Share of such Estimated Excess for such calendar year. Tenant shall pay Landlord one-twelfth (1/12th) of Tenant’s Share of the Estimated Excess with each monthly Base Rent payment. Tenant’s payments pursuant to this Section 4.3(a) are referred to in this Lease as “Operating Cost Payments.” If Landlord’s Operating Cost Estimate for any calendar year is provided after the start of such calendar year, Tenant shall continue to pay monthly estimated Operating Cost Payments on the basis of the prior year’s estimate until the first day of the next calendar month, at which time the monthly estimated Operating Cost Payment shall be adjusted based on the updated Operating Cost Estimate, and Tenant shall pay to Landlord any deficiency between such updated Operating Cost Estimate and the monthly estimates previously paid by Tenant during such calendar year. In no event will Tenant be entitled to receive the benefit of a reduction in Operating Costs below the amount of Operating Costs for the Base Year. Any failure of Landlord to timely deliver the Operating Cost Estimate for any calendar year shall not affect Landlord’s rights to receive the amounts specified in Section 4.2. (b) Reconciliation Statement. As soon as practicable after the start of each calendar year subsequent to the Base Year (but no later than April 30th), Landlord shall provide Tenant with a reasonably detailed written statement (the “Statement”) of (i) the amount of the Operating Costs for the preceding calendar year, (ii) the Operating Cost Payments made by Tenant for the preceding calendar year, and, (iii) based on the foregoing, the amount of any payment due from Tenant to Landlord or from Landlord to Tenant. On the basis of the Statement, (1) if Landlord owes money to Tenant, Tenant shall be entitled to a credit against the Rent next due hereunder in the amount of such overpayment, and (2) if Tenant owes money to Landlord, such amount shall be paid within thirty (30) days after delivery of the Statement to Tenant. Any failure of Landlord to timely deliver the Statement for any calendar year shall not affect either party’s rights under this Section 4. For the sake of clarity, as soon as practicable after the start of calendar year 2022, Landlord shall provide Tenant with a Statement of the amount of the Operating Costs for the Base Year. (c) Final Reconciliation. For any partial calendar year at the end of this Lease, Tenant’s Share of any increases in Operating Costs for such year over the Operating Costs for the Base Year shall be prorated on the basis of the number of days in the applicable calendar year during which this Lease was in effect. Notwithstanding the expiration or earlier termination of this Lease, within thirty (30) days after Tenant’s receipt of the Statement regarding the determination of increases in Operating Costs for the calendar year in which this Lease expires or terminates, Tenant shall pay to Landlord or Landlord shall pay to Tenant, as the case may be, an amount equal to the difference between Tenant’s Share of the increases in Operating Costs for 16764.040 4830-2660-4226.6 15

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D such year (as prorated) and the Operating Cost Payments previously paid by Tenant for such year. This provision shall survive the expiration or earlier termination of this Lease. (d) Retroactive Adjustment of Property Taxes. Notwithstanding any contrary provision hereof, if, after Landlord’s delivery of any Statement, an increase or decrease in Property Taxes occurs for the applicable calendar year or for the Base Year (whether by reason of reassessment, error, or otherwise), Property Taxes for such calendar year or the Base Year, as the case may be, and Tenant’s Share of Operating Costs for such calendar year shall be retroactively adjusted by written notice from Landlord. If, as a result of such adjustment, it is determined that Tenant has under- or overpaid Tenant’s Share of Operating Costs, Tenant shall pay Landlord the amount of such underpayment, or receive a credit in the amount of such overpayment, with or against the Rent then or next due hereunder; provided, however, that if this Lease has expired or terminated and Tenant has vacated the Premises, Tenant shall pay Landlord the amount of such underpayment, or Landlord shall pay Tenant the amount of such overpayment (less any Rent due), within thirty (30) days after such adjustment is made. 4.4 Additional Taxes. (a) Tenant’s Reimbursement of Taxes Paid by Landlord. Tenant shall reimburse to Landlord, within thirty (30) days after receipt of a demand therefor accompanied by reasonable supporting documentation, Tenant’s Share of any and all taxes payable by Landlord (other than items excluded from Operating Costs pursuant to Section 4.1(b) or elsewhere in this Lease or any taxes expressly included within Operating Costs), whether or not now customary or within the contemplation of the parties hereto, that are levied or assessed (i) upon, allocable to or measured by the area of the Building, (ii) upon all or any portion of the Rent payable hereunder and under other leases of space in the Building, including any gross receipts tax or excise tax levied with respect to the receipt of such Rent, or (iii) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy of the Building or any portion thereof. (b) Taxes Paid Directly By Tenant. Tenant shall pay before delinquency (whether levied on Landlord or Tenant), any and all taxes assessed upon or measured by (i) Tenant’s equipment, furniture, fixtures (“FF&E”) and other personal property located in the Premises, (ii) any “Above-Standard Improvements” (as defined in Section 9.1 below), or (iii) this Lease or any other transaction or any document to which Tenant is a party purporting to or actually creating or transferring an interest in the Premises. For the purpose of determining said amounts, figures supplied by the taxing authority as to the amount so assessed shall be conclusive. Tenant shall comply with the provisions of any law, ordinance or rule of the taxing authorities which require Tenant to file a report of Tenant’s property located in the Premises. 4.5 Tenant’s Right to Inspection and Audit. (a) Inspection Notice and Process. Within thirteen (13) months after receipt of the Statement for calendar year 2021, and within nine (9) months after receipt of any other Statement, (i) Tenant may give written notice (the “Inspection Notice”) of Tenant’s intent to inspect and examine those books and records of Landlord relating to the determination of Operating Costs reflected in the applicable Statement (“Books and Records”) and (ii) Tenant shall 16764.040 4830-2660-4226.6 16

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D be entitled, upon ten (10) days’ prior written notice and during normal business hours, at Landlord’s office or such other place in the San Francisco Bay Area as Landlord shall reasonably designate, to inspect and examine the Books and Records. Any third party engaged by Tenant to inspect or examine the Books and Records shall be a certified public accountant from a nationally or regionally-recognized accounting firm and such accountant shall not be compensated on a contingency fee or similar basis. If Tenant elects to inspect the Books and Records hereunder, Tenant’s and/or such third party accountant’s inspection shall be completed within five (5) business days after such records are made available to Tenant and/or such third party accountant, and the results thereof must be submitted to Landlord no later than three (3) months after Tenant’s delivery of the Inspection Notice. Tenant shall be deemed to have waived its right to inspect Landlord’s Books and Records, and approved the applicable Statement, if Tenant fails to timely deliver the Inspection Notice, or if Tenant fails to timely complete the inspection. (b) Request for Audit. If, after inspection and examination of any Books and Records pursuant to Section 4.5(a), Tenant disputes the amount of Operating Costs charged by Landlord for the particular calendar year, Tenant may, by written notice to Landlord, request an independent audit of the Books and Records. The independent audit of the Books and Records shall be conducted by an independent certified public accountant (“CPA”) acceptable to both Landlord and Tenant. If the parties cannot agree upon a CPA within thirty (30) days after Landlord’s receipt of Tenant’s written notice requesting an independent audit, Landlord may designate a regionally or nationally-recognized accounting firm not then employed by Landlord or Tenant to conduct such audit. The independent audit shall be limited to the determination of the amount of Operating Costs for the subject calendar year. If the audit discloses that the amount of Operating Costs billed to Tenant was incorrect, the appropriate party shall pay to the other party the deficiency or overpayment, as applicable, within thirty (30) days after such determination. All costs and expenses of the audit shall be paid by Tenant unless the audit shows that Landlord overstated Operating Costs for the subject calendar year by more than five percent (5%), in which case Landlord shall pay all costs and expenses of the audit (but not more than $3,500.00). Tenant and Tenant’s representatives shall keep any information gained from its inspection of Landlord’s Books and Records confidential. The exercise by Tenant of its audit rights hereunder shall not relieve Tenant of its obligation to timely pay all sums due hereunder, including the disputed Operating Costs. 5. SECURITY DEPOSIT. 5.1 Deposit and Application. Concurrently with Tenant’s execution of this Lease, Tenant shall deposit with Landlord the Security Deposit in the amount set forth in the Basic Lease Provisions. The Security Deposit shall be held by Landlord as security for the faithful performance by Tenant of all of the terms, covenants and conditions of this Lease to be performed by Tenant. If Tenant defaults with respect to any provision of this Lease, including the provisions relating to the payment of any Rent, Landlord may (but shall not be required to) use, apply or retain all or any part of the Security Deposit to cure such default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant’s default. If any portion of the Security Deposit is so used or applied, Tenant shall, within five (5) business days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount, and Tenant’s failure to do so shall constitute an Event of Default. 16764.040 4830-2660-4226.6 17

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on the Security Deposit. 5.2 Return at Lease Expiration. The Security Deposit or any balance thereof shall be returned to Tenant (or, at Landlord’s option, to the last assignee of Tenant’s interest hereunder) within thirty (30) days following the later of the Expiration Date or Tenant’s surrender of the Premises as required hereunder; provided, however, that Landlord may elect in its reasonable discretion to retain a portion of the Security Deposit in an amount composed of any or all of the following: (a) any unpaid amounts owed to Landlord, (b) the cost of repairing any damage (excluding normal wear and tear) to the Premises, (c) the costs of removing any personal property, refuse or debris left in the Premises at the expiration of the Term, and (d) any sums underpaid by Tenant with respect to Operating Costs for the calendar year in which this Lease ends. In the event of termination of Landlord’s interest in this Lease, Landlord shall transfer the Security Deposit to Landlord’s successor in interest, whereupon Landlord shall be released from liability for the return of the Security Deposit and any accounting therefor. Upon Tenant’s reasonable request, Landlord shall provide reasonable evidence of such transfer to Tenant. Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code, and the provisions of any other Legal Requirements, now or hereafter in force, which restrict the amount or types of claim that a landlord may make upon a security deposit or which impose upon a landlord (or its successors) any obligation with respect to the handling or return of security deposits. 6. USE. 6.1 Use. The Premises shall be used and occupied by Tenant for the purpose set forth in the Basic Lease Provisions and for no other purpose without the prior written consent of Landlord. In no event shall Tenant be permitted to use the Premises in violation of the restrictions on use set forth on Exhibit H attached hereto. Notwithstanding anything to the contrary contained in this Lease, if, for any period of time during the Term, Tenant or a Permitted Transferee leases and occupies the entirety of all four (4) floors of the South End of the South Wing of the Building, then, during such period of time, Tenant, such Permitted Transferees and their respective employees, guests and invitees shall be permitted to use the internal stairs of such South End of the South Wing of the Building to travel internally between the floors (but not as a means of ingress or egress to the Building, except in the event of an emergency), subject, however, to all applicable Legal Requirements. 6.2 Suitability. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises, the Building, the Complex or the Project, or with respect to the suitability of any of the foregoing, for the conduct of Tenant’s business, except as expressly provided in this Lease and the Work Letter. Except as expressly provided in this Lease and the Work Letter, the taking of possession of the Premises by Tenant for the operation of its business (as opposed to the installation of its FF&E, “Cabling” (as defined in Section 9.5 below) and personal property during Tenant’s Early Access in accordance with Section 1.3 above) shall conclusively establish that the Premises was at such time in a condition satisfactory to Tenant. 16764.040 4830-2660-4226.6 18

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D 6.3 Uses Prohibited. (a) Uses Increasing Insurance Rates. Tenant shall not do nor permit anything to be done in or about the Premises, nor bring or keep anything therein, which will in any way increase the existing rate or affect any fire or other insurance upon the Project or any part thereof or any of its contents, or cause a cancellation of any insurance policy covering the Project or any part thereof or any of its contents, nor shall Tenant sell or permit to be kept, used or sold in or about the Premises anything which may be prohibited by a standard form policy of fire insurance. If the premiums for any insurance policy covering the Project or any part thereof or any of its contents increases as a result of Above-Standard Improvements or any item(s) kept, used or sold, or permitted by Tenant to be kept, used or sold in or about the Premises, Tenant shall pay to Landlord, within thirty (30) days following demand therefor, the amount of such increased insurance premium(s). (b) Uses Interfering with Tenants’ Rights/Building Integrity. Tenant shall not do or permit anything to be done in or about the Premises that will in any way obstruct or materially interfere with the rights of other tenants or occupants of the Complex, or injure or annoy them, or use or allow the Premises to be used for any unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in or about the Complex. An objectionable purpose shall include (i) any use that conflicts with the quality of general office uses that Landlord desires to maintain at Bishop Ranch Business Park, (ii) the sale, manufacturing and/or brokering of any controlled or illegal substances or products, and (iii) any use which requires specific permitting or approval from federal, state and/or local authorities. Tenant shall not commit or suffer to be committed any waste in or upon the Premises. Tenant shall not bring onto the Premises any apparatus, equipment or supplies that may overload the Premises or the Building or any Base Building Systems or affect the structural integrity of the Building or any part thereof. Landlord agrees to use commercially reasonable efforts to enforce against other tenants of the Project provisions similar to this Section 6.3(b) or the like contained in such other tenants’ leases (provided that the same shall not require Landlord to commence litigation or any other judicial or quasi- judicial proceeding to enforce such provisions). (c) Uses Conflicting with Legal Requirements. Tenant shall comply with, and Tenant’s rights and obligations under this Lease and Tenant’s use of the Premises shall be subject and subordinate to, all recorded easement agreements, cost sharing agreements, covenants, conditions, restrictions, and all similar agreements affecting the Project, whether now or hereafter recorded against the Project (collectively, “Private Restrictions”), including that certain Declaration of Covenants, Conditions and Restrictions (Bishop Ranch Business Park) dated March 25, 1980, and recorded in the official records of Contra Costa County on March 26, 1980, as Document No. 80-38732 (the “Bishop Ranch Declaration”). Landlord represents and warrants to Tenant that the use of the Premises for general office uses consistent with a “Class A” office building is not precluded or unreasonably restricted by such Private Restrictions. Tenant shall not use the Premises or permit anything to be done in or about the Premises or the Complex (to the extent arising in connection with or out of Tenant’s operations in the Premises) which will in any way conflict with any Legal Requirements now in force or which may hereafter be enacted. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord is a party thereto or not, that Tenant has violated any Legal 16764.040 4830-2660-4226.6 19

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D Requirements, shall be conclusive of the fact as between Landlord and Tenant. The respective obligations of the parties to comply with Legal Requirements are set forth in Section 27. 6.4 Tenant Disturbance. If any picketing, public demonstration or other threat to the security of the Building is attributable in whole or in part to Tenant, Tenant shall reimburse Landlord for any costs incurred by Landlord in connection therewith. Tenant agrees not to employ any person, entity or contractor for any work in the Premises (including moving Tenant’s equipment and furnishings in, out or around the Premises) whose presence may give rise to a labor or other disturbance in the Building and, if necessary to prevent such a disturbance in a particular situation, Landlord may require Tenant to employ union labor for the work. 7. SERVICE AND UTILITIES. 7.1 Landlord’s Obligations. (a) Utilities and Services To Be Provided. Landlord shall furnish to the Premises throughout the Term of this Lease, and subject to the Rules and Regulations of the Project: (i) water, gas and electricity suitable for the intended use of the Premises, (ii) heat, ventilation and air conditioning (“HVAC”) as reasonably determined by Landlord during “Normal Hours of Operation” (as defined below), provided that the Premises shall meet American Society of Heating, Refrigerating & Air Conditioning Engineers (ASHRAE) Standard 55-2017 (Thermal Environmental Conditions for Human Occupancy), as well as ASHRAE Standard 180-2018 (Standard Practice for the Inspection and Maintenance of Commercial HVAC Systems), and Landlord shall provide a minimum HVAC air filtration of MERV 13, (iii) scavenger services, (iv) janitorial services, (v) window washing service, (vi) elevator service, and (vii) repair and replacement of Building standard lighting fixtures (“Building Standard Lighting”), all to the extent customary in and at levels generally commensurate with Comparison Buildings. In addition, with respect to the HVAC systems serving the Building, such systems shall be capable of furnishing a minimum of 20 CFM of fresh air per person in the Premises (based on a customary density for general office purposes). Landlord shall also maintain the common lobbies, hallways, stairs, toilet rooms, and other Common Areas within the Building at a level generally commensurate with Comparison Buildings and keep the foregoing areas lighted in a commercially reasonable manner. (b) Hours of Operation. The current normal hours of operation for the Complex (“Normal Hours of Operation”) are 7:00 a.m. to 7:00 p.m., Monday through Friday, excepting the following holidays (“Holidays”): New Year’s Day, President’s Day, Memorial Day, July 4th (Independence Day), Labor Day, Thanksgiving, and Christmas Day. If the Holiday falls on a weekend, the business day closest to the Holiday will be considered to be the Holiday. (c) Overtime HVAC. Tenant shall pay for HVAC furnished at Tenant’s request during hours other than the Normal Hours of Operation on an hourly basis at the “Overtime HVAC Rate”, which is currently $75.00 per hour, per floor and is subject to adjustment from time to time based upon prevailing market factors, including the decrease or increase in utilities costs as charged by Landlord’s utility provider. (d) Security Services. Landlord shall provide security services to the Common Areas to standards commensurate with other Comparison Buildings. Landlord shall have 16764.040 4830-2660-4226.6 20

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D the right from time to time to adopt such reasonable policies, procedures and programs as Landlord shall, in its reasonable discretion, deem necessary or appropriate for the security of the Project, and Tenant shall cooperate with Landlord in the enforcement of, and shall comply with, the policies, procedures and programs so adopted by Landlord. Tenant acknowledges that the safety and security devices, services and programs provided by Landlord from time to time, if any, may not prevent theft or other criminal acts, or insure the safety of persons or property, and, to the extent permitted by Legal Requirements, Tenant expressly assumes the risk that any safety device, service or program may not be effective or may malfunction or be circumvented. In all events and notwithstanding any provision of this Lease to the contrary, Landlord and other Landlord “Indemnitees” (as defined in Section 12.1 below) shall not be liable to Tenant, and to the maximum extent permitted by Legal Requirements, Tenant hereby waives any claim against Landlord and such Indemnitees for any unauthorized or criminal entry of third parties into the Premises, the Building or the Project, for any injury to or death of persons, or any loss of property in and about the Premises, the Building or the Project caused by or resulting from any unauthorized or criminal acts of third parties, or for any cyberattack affecting the Base Building Systems or any computer systems in the Premises or the Building, regardless of any action, inaction, failure, breakdown, malfunction and/or insufficiency of the Base Building Systems or security services provided by Landlord, or any allegation of active or passive negligence on the part of Landlord or such other Indemnitees; provided the foregoing shall not relieve Landlord of liability for any action, inaction, failure, breakdown, malfunction and/or insufficiency of the Base Building Systems or security services caused by the gross negligence or willful misconduct of Landlord or any Landlord Indemnitee. Tenant shall obtain insurance coverage to the extent Tenant desires protection against criminal acts and other losses. In no event shall Landlord be liable for damages resulting from any error with regard to the admission to or the exclusion from the Building or the Project of any person. In the case of invasion, mob, riot, public demonstration or other circumstances rendering such action advisable in Landlord’s opinion, Landlord reserves the right to prevent access to the Building or the Project during the continuance of the same by such action as Landlord may deem appropriate, including locking Building entry doors. 7.2 Tenant’s Obligations. Tenant shall directly contract with and pay the service providers, prior to delinquency, for telephone and any other services not expressly required to be provided by Landlord that may be furnished to or used in, on or about the Premises during the Term. 7.3 Additional Requirements. (a) Excessive Use of Utilities. Tenant shall not, without Landlord’s prior written consent, which consent Landlord may refuse, use electricity, water or any other utility or service in excess of typical quantities used by tenants in similar buildings (as reasonably determined by Landlord) (“Excessive Utilities”). Accordingly, if Landlord reasonably believes Tenant is consuming Excessive Utilities, Landlord may cause a water meter, electric current meter and/or gas meter to be installed in the Premises so as to measure the amount of water, electric current and/or gas consumed by Tenant. If, based on the separate metering of utilities, it is determined that Tenant is consuming Excessive Utilities, then the cost of such meter and the installation, maintenance and repair thereof shall be paid by Tenant, and Tenant shall pay Landlord, within thirty (30) days following demand, for all such excess water, electricity and/or gas consumed as shown by said meter, at the rates charged for such services by the local public 16764.040 4830-2660-4226.6 21

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D utility furnishing the same, plus any additional expense reasonably incurred by Landlord in keeping account of the water, electricity and/or gas so consumed. If a separate meter is not installed to measure any such excess use, Landlord shall have the right to reasonably estimate the amount of such use through qualified personnel. Without limiting the foregoing, Landlord and Tenant agree that, if Tenant uses equipment of high electrical consumption (480 volts) or if the total power consumption from the Premises exceeds five and one-half (5.5) watts per usable square foot of the Premises, inclusive of lighting and plug load use, the same shall constitute Excessive Utilities for purposes hereof. (b) Additional Janitorial Services. Landlord may impose a reasonable charge for the use of any additional or unusual janitorial services required by Tenant or any “Tenant Parties” (as defined in Section 12.1 below) (i.e., exceeding typical office janitorial services, such as excessive waste hauling or trash pickup), whether due to the “Tenant-Insured Suite Improvements” (as defined in Section 8.2 below), the acts or omissions of Tenant or any Tenant Parties, or the nature of the business conducted in the Premises (including hours of operation). (c) Supplemental Air Conditioning. If any lights or equipment used in the Premises affect the temperature otherwise maintained by the air conditioning system serving the Premises, Landlord may install supplementary air conditioning units in the Premises and the reasonable cost thereof, including the reasonable cost of installation, operation and maintenance thereof, shall be paid by Tenant to Landlord within thirty (30) days after demand, accompanied by reasonable supporting documentation. (d) Lighting Fixtures. If any lights other than Building Standard Lighting are used in the Premises, Tenant shall reimburse Landlord for the reasonable cost to replace any worn or dead bulbs or tubes in such lighting. (e) Additional Electrical Capacity. Tenant shall not connect any apparatus, machine or device through electrical outlets, except in the manner for which such outlets are designed, and in no event shall Tenant use any device intended to increase the plug capacity of any electrical outlet. If Tenant requires additional electrical capacity for its demand load (i.e., use of outlets for Tenant’s convenience, and excluding the Building’s lighting and HVAC systems and Common Area loads), Tenant may request that Landlord install the same at Tenant’s sole cost and expense, subject to Landlord’s reasonable approval. 7.4 Service Failure. (a) Landlord shall not be liable for, and Tenant shall not be entitled to any abatement or reduction of Rent on account of, Landlord’s failure to furnish any of the utilities and services described in Section 7.1(a) above when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or disputes of any character, by the limitation, curtailment, rationing or restrictions on use of electricity, gas or any form of energy, or by any other cause, similar or dissimilar. No such failure and no interruption of utilities or services from any cause whatsoever shall constitute an eviction of Tenant, constructive or otherwise, or impose upon Landlord any liability whatsoever, including liability for consequential damages or loss of business by Tenant. Tenant hereby waives the provisions of California Civil Code Section 1932(1) 16764.040 4830-2660-4226.6 22

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D or any other Legal Requirements permitting the termination of this Lease due to such failure or interruption. Neither Landlord nor any other Indemnitee shall be liable under any circumstances for injury to or death of any person or damage to or destruction of property, however occurring, through or in connection with or incidental to the furnishing of or the failure to furnish any of the foregoing utilities or services or any other utilities or services, except only, with respect to any Indemnitee, to the extent such injury, death or damage is caused by the gross negligence or willful misconduct of such Indemnitee and not covered by the insurance required to be carried by Tenant hereunder or except to the extent such limitation on liability is prohibited by Legal Requirements. (b) Notwithstanding the provisions of Section 7.4(a) to the contrary, if the Premises, or a material portion of the Premises, are made untenantable solely as a result of an interruption or termination of HVAC, electrical service, elevator service, or water and plumbing services for which Landlord is responsible pursuant to Section 7.1(a) above (a “Service Failure”), then Tenant shall give Landlord notice (the “Interruption Notice”) specifying such failure to perform by Landlord and Tenant’s intention to abate the payment of Base Rent and Tenant’s Share of Operating Costs under this Lease. If Landlord has not cured any such Service Failure within five (5) business days after the receipt of the Interruption Notice, or if multiple Service Failures have occurred during any calendar year and Landlord has not cured such Service Failures within a total of ten (10) business days after Landlord’s receipt of Tenant’s Interruption Notices, then, provided that such Service Failures are reasonably within the control of Landlord to correct within such five (5) business day period (in the case of any single Service Failure) or within ten (10) business days (in the case of multiple Service Failures), and provided that such Service Failure (or Landlord’s failure to cure such Service Failure) is not attributable to, or caused by, the acts or omissions of any Tenant Party, Tenant, as its sole remedy, shall be entitled to receive an abatement of the Base Rent and Tenant’s Share of Operating Costs payable hereunder in accordance with the following: (i) for any single Service Failure lasting more than five (5) business days, such abatement shall begin on the sixth (6th) business day after Landlord’s receipt of the Interruption Notice and end on the earlier of the date Landlord cures such Service Failure or the date Tenant recommences the use of such portion of the Premises; and (ii) if there have occurred one or more Service Failures in a calendar year that are not cured by Landlord for a total of ten (10) business days after Landlord’s receipt of Tenant’s Interruption Notices, Tenant shall be entitled to an abatement for each successive business day of any Service Failure during such calendar year. If the entire Premises have not been rendered untenantable by a Service Failure, the amount of abatement shall be equitably prorated. Except as provided in this Section 7.4(b), nothing contained herein shall be interpreted to mean that Tenant is excused from paying Rent due hereunder. 7.5 Tenant’s Supplemental Units. Tenant may install, at Tenant’s sole cost and expense, in accordance with, and subject to, the terms and conditions of Section 9 below (or in accordance with, and subject to, the Work Letter and the application of the Suite Improvement Allowance, if installed as part of the Suite Improvements), up to two (2) supplemental HVAC units in order to provide Tenant’s computer rooms, NOC, data center and/or other area(s) in the Premises with additional heating and cooling capacity (the “Supplemental Units“). Any such Supplemental Units shall be of a size and tonnage, and having the specifications, reasonably approved by Landlord, and the total amount of “Rooftop Area” (as defined in Section 37.1 below) available for locating the Supplemental Units and any other “Rooftop Equipment” (as defined in Section 37.1 below) shall in no event exceed Tenant’s pro rata share of available rooftop space on the Building, as reasonably determined by Landlord. If, at any time, the Premises is served by any Supplemental 16764.040 4830-2660-4226.6 23

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D Units, then, without limiting the provisions of Section 7.3(a) above, (i) Tenant shall pay the costs of all electricity consumed in the operation of the Supplemental Units, together with the cost of installing a meter to measure such consumption; (ii) Tenant, at its expense, shall (A) operate and maintain the Supplemental Units in compliance with all Legal Requirements and such reasonable rules and procedures as Landlord may impose; (B) keep the Supplemental Units in as good working order and condition as existed upon installation (or, if later, when Tenant took possession of the Premises), subject to normal wear and tear and damage by Casualty or Taking, in each case, to the extent repair or restoration is not Tenant’s responsibility; (C) maintain in effect, with a contractor reasonably approved by Landlord, a contract for the maintenance and repair of the Supplemental Units, which contract shall require the contractor, at least once every three (3) months, to inspect the Supplemental Units and provide to Tenant a report of any defective conditions, together with any recommendations for maintenance, repair or parts-replacement; (D) follow all reasonable recommendations of such contractor; and (E) promptly provide to Landlord a copy of such contract and each report issued thereunder; (iii) the Supplemental Units shall become Landlord’s property upon installation and without compensation to Tenant; provided, however, that upon Landlord’s written request at least forty-five (45) days before the expiration hereof or within ten (10) days following the earlier termination hereof, Tenant, at its expense, shall remove the Supplemental Unit or Units specified in such notice and repair any resulting damage (and if Tenant fails to timely perform such work on or before the expiration hereof or promptly following Landlord’s notice following the earlier termination hereof, as the case may be, Landlord may do so at Tenant’s expense); (iv) the Supplemental Units shall be deemed a Tenant-Insured Suite Improvement and part of the Premises; (v) if any Supplemental Unit exists on the date of mutual execution and delivery hereof, Tenant accepts such Supplemental Unit in its “as is” condition, without representation or warranty as to quality, condition, fitness for use or any other matter; and (vi) if any portion of the Supplemental Units are located on the roof, then (1) Tenant’s access to the roof shall be subject to Section 37 below and such reasonable rules and procedures as Landlord may impose, including the “Rooftop Rules and Regulations” attached hereto as Exhibit C-1; (2) Tenant shall maintain the affected portion of the roof in a clean and orderly condition and shall not interfere with use of the roof by Landlord or any other tenants or licensees; and (3) Landlord may relocate the Supplemental Units and/or temporarily interrupt its operation (upon thirty (30) days’ prior written notice, except in the case of an emergency), without liability to Tenant, as reasonably necessary to maintain and repair the roof or otherwise operate the Building. 7.6 Energy Consumption Reporting. Tenant acknowledges that Legal Requirements may require Landlord to disclose certain energy consumption data for the Premises. Tenant consents to such disclosure, and agrees to provide Landlord with information about Tenant’s separately metered (if any) energy consumption at the Premises (such as providing copies of Tenant’s utility bills) as may be reasonably necessary to allow Landlord to make the required disclosures or, at Landlord’s option, execute and deliver to Landlord an instrument enabling Landlord to obtain such information from the energy provider. The terms of this Section 7.6 shall survive the expiration or earlier termination of this Lease. 8. MAINTENANCE AND REPAIRS. 8.1 Landlord’s Obligations. Landlord, at Landlord’s expense (subject to reimbursement as an Operating Cost to the extent permitted pursuant to Section 4), shall maintain 16764.040 4830-2660-4226.6 24

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D the following in a state of good working order, condition and repair (including, as necessary, replacement): (i) the roof and every part thereof; (ii) the exterior walls and windows of the Building; (iii) all structural portions of the Building, including the foundations, floor slabs, and all load-bearing walls; (iv) the base building electrical, lighting, plumbing, storm and sanitary sewer, HVAC, life-safety and sprinkler systems and equipment installed or furnished by Landlord and located in the internal or main core of the Building (collectively, the “Base Building Systems”); (v) elevators; and (vi) Common Areas, including landscaping, parking lots, walkways, roadways and driveways; provided, however, to the extent any repairs are required by reason of the negligence or willful misconduct of Tenant or Tenant’s employees in the course of their employment or Tenant’s agents or contractors in connection with activities authorized by Tenant and Tenant’s customers and invitees (collectively, “Tenant’s Representatives”) and such repairs are not covered by insurance required to be covered by Landlord pursuant to Section 13.2 or which Landlord otherwise has in effect, Tenant shall reimburse Landlord for the reasonable cost thereof within thirty (30) days after demand accompanied by reasonable supporting documentation. 8.2 Tenant’s Obligations. (a) Tenant’s Maintenance and Repair Obligations. Except for the obligations assumed by Landlord under Section 8.1 above, Tenant, at Tenant’s sole cost and expense, shall maintain the Premises and all parts thereof in good order, condition and repair (including, as necessary, replacement). Tenant’s obligations under this Section 8.2(a) shall include (i) all leasehold improvements in the Premises, whenever and by whomever installed or paid for, including the Suite Improvements and any “Alterations” (as defined in Section 9.1 below) and any leasehold improvements installed pursuant to any prior lease (collectively, the “Tenant-Insured Suite Improvements”), (ii) any “Tenant Systems” (as defined below); and (iii) all Cabling and related devices serving the Premises. Tenant shall, as part of its maintenance and repair obligations hereunder, enter into a service contract with a contractor approved by Landlord for service, maintenance and repair of any supplemental HVAC system serving the Premises, which contract shall provide for servicing by such contractor no less often than quarterly. A copy of such contract shall be delivered to Landlord annually. For purposes hereof, “Tenant Systems” means any systems, equipment and components that exclusively serve the Premises, provided that, whether or not the Base Building Systems exclusively serve the Premises, Tenant Systems shall exclude all Base Building Systems (and all Base Building Systems shall be Landlord’s responsibility pursuant to Section 8.1 above). Tenant Systems include HVAC, electrical, lighting, plumbing and fire/life safety systems, equipment and components located within the Premises, including plumbing fixtures and pipes, electrical outlets, wiring, and switches, fixtures, lighting control systems and any non-Building Standard Lighting, and any equipment that is separately installed by or for the benefit of Tenant or any Tenant Parties, such as supplemental HVAC units and kitchen appliances. (b) Landlord’s Right to Perform Maintenance and Repairs. Notwithstanding the provisions of Section 8.1(a), Landlord may, at its option, following reasonable prior notice to Tenant (except in the event of an emergency), perform Tenant’s obligations pursuant to Section 8.1(a) on Tenant’s behalf, in which event Tenant shall pay Landlord, within thirty (30) days after demand therefor accompanied by reasonable supporting documentation, the cost of such work, together with an administration fee equal to ten percent (10%) of such cost. Landlord shall have no liability to Tenant for any inconvenience or 16764.040 4830-2660-4226.6 25

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D interference with the use of the Premises by Tenant as a result of performing any such work, provided that Landlord shall exercise commercially reasonable efforts to minimize such inconvenience or interference. 8.3 Waiver of Repair and Deduct Statutes. Tenant hereby waives all rights under the provisions of Sections 1932(1), 1941 and 1942 of the California Civil Code, or under any similar or replacement section or Legal Requirement. 9. ALTERATIONS AND ADDITIONS. 9.1 No Alterations Without Consent. Tenant shall not (a) make or cause to be made any alterations, additions or improvements (each, an “Alteration” or collectively, “Alterations”) in, on or to any portion of the Building or the Common Areas, or (b) make or suffer to be made any Alterations in, on or to the Premises or any part thereof without the prior written consent of Landlord, which consent, subject to the terms, covenants and conditions set forth in this Lease, will not be unreasonably withheld, conditioned or delayed. Subject to such consent by Landlord, Tenant’s Alterations may include specialized tenant improvements (in the way of improvements and/or upgrades) in and to the Premises, including facilities for computers, separate, self-contained air conditioning systems (including, subject to Section 37 below, rooftop equipment for same), conference and meeting room facilities (but only to the extent of a customary number of conference rooms of customary size for a corporate headquarters of approximately 104,253 rentable square feet, as shall be reasonably determined by Landlord), dining rooms and lunchrooms, including kitchens in support thereof (provided that in no event shall any stoves, ranges or similar appliances requiring grease traps, pans, hood ventilators or any other special ventilation be permitted in any kitchens located in the Premises, and such dining rooms and lunchrooms shall be permitted only to the extent of a number and size reasonably customary for a corporate headquarters of approximately 104,253 rentable square feet, as shall be reasonably determined by Landlord), exercise/health, training and medical facilities, vertical mail system, telephone equipment rooms, fiber optics, high-ceiling areas, and other special facilities incidental to Tenant’s office operations, provided that, as a condition to Landlord’s consent to any Alterations, Landlord may impose such requirements as Landlord may reasonably deem necessary, including specifying the manner in which the work is done, the times during which it is to be accomplished, and that any construction work be performed by union labor. Notwithstanding the foregoing provisions of this Section 9.1, Landlord may withhold its consent in its sole and absolute discretion if any proposed Alterations will affect the exterior of the Building (including Alterations to the interior that are visible from the exterior of the Building), the Common Areas, or title to the Building or Project, or if the proposed Alterations will adversely affect the structure the Building or any of the Base Building Systems, other tenants, or the safety or operation of the Building or Project. As used in this Lease, (1) “Above-Standard Improvements” shall mean any Tenant- Insured Suite Improvements that are not Building Standard Improvements; and (2) “Building Standard Improvements” shall mean Landlord’s standard specifications for leasehold improvements in the Project, taking into account the Use of the Premises as set forth in the Basic Lease Provisions, which shall be provided by Landlord to Tenant upon Tenant’s request; provided, however, that, without limiting the foregoing, the following shall constitute “Above-Standard Improvements” for purposes of this Lease: internal stairwells; raised floors; voice, data and other Cabling; meeting rooms and classroom facilities (other than a customary number of conference rooms of customary size for a corporate headquarters of approximately 104,253 rentable square 16764.040 4830-2660-4226.6 26

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D feet, as reasonably determined by Landlord); kitchens and cafeterias (as distinguished from kitchenette areas); any structural alterations and any areas, such as libraries and file rooms, requiring floor reinforcement or enhanced systems requirements; any supplemental HVAC or other specialty or supplemental systems and equipment used in connection therewith, any non- Building standard security or card access systems and equipment, built-in workstations, any safe or vault areas, personal baths and showers or any additional restrooms, any non-Building standard lighting or electrical wiring, exercise/health, training and medical facilities, vertical mail system, telephone equipment rooms, fiber optics, high-ceiling areas, and any specialized or non-standard design elements, such as decorative water features or non-standard flooring or ceiling treatments, that would not, in Landlord’s reasonable judgement, likely be utilized by a succeeding office tenant of the Premises. Notwithstanding anything to the contrary contained in this Lease, except for voice, data and other Cabling, in no event shall Tenant be required to remove any of the improvements existing in the Premises on the date of this Lease nor shall such existing improvements be Above- Standard Improvements. 9.2 Performance of Alterations. (a) Without limiting Section 9.1, before commencing any Alterations, (i) Tenant shall deliver to Landlord, and obtain Landlord’s approval of, plans and specifications in accordance with Section 9.1 above; and shall, within ten (10) days of demand, pay all reasonable out-of-pocket expenses incurred by Landlord in reviewing the plans and specifications; (ii) Landlord, in its discretion, may require Tenant to obtain security for performance reasonably satisfactory to Landlord; and (iii) Tenant shall deliver to Landlord all required governmental approvals and permits and, upon completion, “as built” drawings (in CAD format, if requested by Landlord). (b) Tenant acknowledges that the Alterations will be performed by Sunset Development Company (“SDC”), an affiliate of Landlord, or another general contractor selected by Landlord (SDC or such other general contractor being herein the “General Contractor”). Landlord agrees that the General Contractor will put out to a minimum of three (3) bidders each trade estimated to exceed Twenty-Five Thousand Dollars ($25,000.00) and that the charges for the General Contractor’s overhead and profit will not exceed, as a percentage of the cost of Alterations, eight percent (8%) for overhead and four percent (4%) for profit. Tenant shall pay to Landlord within ten (10) days of demand an amount equal to the reasonable costs and expenses for time spent by Landlord’s employees or contractors in supervising, approving and administering such Alterations. (c) Following Landlord’s approval of the plans and specifications for any Alterations, Landlord shall deliver to Tenant a cost proposal to complete the Alterations as shown on such plans and specifications (the “Alterations Proposal”). Tenant will have thirty (30) days to approve or withdraw its request for such Alterations. If Tenant fails to respond within such 30-day period, Tenant will be deemed to have withdrawn its request. If the Alterations Proposal exceeds Twenty-Five Thousand Dollars ($25,000.00), then, concurrently with Tenant’s approval of the Alterations Proposal, Tenant shall deliver to Landlord cash in the amount of fifty percent (50%) of the Alterations Proposal. The remaining fifty percent (50%) of the Alterations Proposal shall be paid by Tenant to Landlord within thirty (30) days following substantial completion of the Alterations. If the Alterations Proposal is Twenty-Five Thousand Dollars ($25,000.00) or less, 16764.040 4830-2660-4226.6 27

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D then the Alterations Proposal shall be paid by Tenant to Landlord within thirty (30) days following substantial completion of the Alterations. 9.3 Ownership of Improvements. Except as provided in Section 9.4 below, all Alterations and all work performed under the Work Letter shall become the property of Landlord upon installation, subject to Tenant’s obligation to remove any Above-Standard Improvements or portion thereof as required by Landlord in accordance with Section 24.1 hereof. 9.4 Ownership of Personal Property. All articles of personal property and all business and trade fixtures, machinery and equipment, free-standing cabinetry, furniture and movable partitions owned by Tenant or installed by Tenant at its expense in the Premises (collectively, “Tenant’s Personal Property”) shall be and remain the property of Tenant and may be removed by Tenant at any time during the Term. 9.5 Communications Lines and Cabling. All Cabling installed in the Premises by Tenant shall (a) be installed in accordance with the terms and conditions set forth in this Section 9; and (b) be clearly marked with adhesive plastic labels (or plastic tags attached to such Cabling with wire) to show Tenant’s name, suite number, and the purpose of such Cabling (i) every six (6) feet outside the Premises (including the electrical room risers and any Common Areas), and (ii) at their termination points. Landlord shall designate specific contractors for work relating to vertical Cabling in accordance with Landlord’s riser management policies and programs. Sufficient spare cables and space for additional cables shall be maintained for other occupants, as reasonably determined by Landlord. Unless otherwise notified by Landlord, Tenant, at its expense and before the expiration or promptly following the earlier termination hereof, shall remove all Cabling and repair any resulting damage. As used herein, “Cabling” means all communications or computer wires and cables serving the Premises, whenever and by whomever installed or paid for, including any such wires or cables installed pursuant to any prior lease. Landlord shall use commercially reasonable efforts to have the Cabling existing in the Premises disconnected from the prior occupant’s remaining premises on the 4th floor of the Building so that Tenant’s reasonably approved cabling vendor can utilize such existing Cabling without having to replace the same. 10. ENTRY BY LANDLORD. Landlord and Landlord’s employees in the course of their employment and Landlord’s agents or contractors in connection with activities authorized by Landlord (collectively, “Landlord’s Representatives”) shall at any and all times have the right to enter the Premises to inspect the same, to supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, to show the Premises to lenders or prospective purchasers and, during the last twelve (12) months of the Term, to tenants, to post notices of non- responsibility, and to alter, improve and repair the Premises and any portion of the Building (and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, provided that reasonable access to the Premises shall exist at all times) or to perform testing for Hazardous Substances as provided in Section 25; provided, however, that Landlord shall, to the extent reasonably practicable, provide Tenant with at least twenty-four (24) hours’ prior notice of any such entry, except in the event of an emergency or if the purpose of the entry is to conduct a routine inspection or to provide normal services, such as janitorial services. Landlord shall conduct its activities under this Section 10 in a manner that will minimize interference with and inconvenience to Tenant without incurring additional expense to Landlord. For each of the aforesaid purposes, Landlord shall at all times have and retain a key 16764.040 4830-2660-4226.6 28

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D with which to unlock all of the doors in, upon and about the Premises, excluding Tenant’s vaults and safes. Landlord and Landlord’s Representatives shall have the right to use any and all means which Landlord may deem proper to obtain entry to the Premises in an emergency, and any entry to the Premises obtained by Landlord or Landlord’s agents by any of said means or otherwise in the event of an emergency, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof. Provided that Landlord conducts its activities in a manner that minimizes interference with and inconvenience to Tenant, Tenant shall not be released from its obligations under this Lease nor be entitled to any abatement of Rent on account of Landlord’s entry under this Section 10, and Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant’s business, any loss of occupancy or quiet enjoyment of the Premises. 11. LIENS. Tenant shall keep the Complex and Premises free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant and shall indemnify, defend and hold Landlord harmless from all claims, costs and liabilities, including reasonable attorneys’ fees and costs, in connection with or arising out of any such lien or claim of lien. Tenant shall cause any such lien imposed on the property to be released of record by payment or posting of a proper bond within ten (10) days after written request by Landlord. If Tenant shall not, within such 10-day period following the imposition of any such lien, cause such lien to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith, including attorneys’ fees and costs, shall be payable to Landlord by Tenant on demand with interest at the Default Rate until paid. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord and the Project, and any other party having an interest therein, from mechanics’ and materialmen’s liens, and Tenant shall give to Landlord at least three (3) business days’ prior written notice of the expected date of commencement of any work relating to Alterations. 12. INDEMNITY. 12.1 Indemnity. (a) Except if and to the extent that Tenant is released from liability to Landlord pursuant to the provisions of Section 13.3 below, and excluding liabilities and obligations with respect to Hazardous Substances, which are intended to be covered exclusively by the provisions of Section 25 of this Lease, Tenant shall indemnify, defend and hold Landlord, any entity that controls, is controlled by or is under common control with Landlord, the entity which manages the Project, and any person or entity contracted to perform any maintenance and construction with respect to the Project, and any and all of their respective direct or indirect partners, shareholders, members, affiliates, or agents, and the officers, directors, members and employees of Landlord or any such other person or entity (each, an “Indemnitee” and, collectively, the “Indemnitees”) harmless from and against any “Claims” (as defined below) arising from or in connection with, or caused by (a) the use or occupancy of the Premises, the Building or the 16764.040 4830-2660-4226.6 29

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D Common Areas by Tenant or any person claiming through or under Tenant, (b) any injury or death of any person or damage to or destruction of property occurring in, on or about the Premises, from any cause whatsoever, (c) the conduct of Tenant’s business, or from any activity or work permitted or suffered in or about the Premises, the Building or the Common Areas by Tenant or any persons or entities claiming by, through or under Tenant, including subtenants, or any of their respective employees, agents, contractors, licensees, invitees, representatives, officers, directors, shareholders, partners, and members (each, a “Tenant Party” and, collectively, “Tenant Parties”), (d) any failure of Tenant to observe or perform any of its obligations hereunder, or (e) any act, omission or negligence on the part of Tenant or any Tenant Parties. For purposes of this Lease, the term “Claims” means any and all losses, claims, actions, liabilities, damages (including, in the case of third-party claims, consequential and punitive damages), costs and expenses (including reasonable attorneys’ fees and costs). Landlord may, at its option, require Tenant to assume Landlord’s defense in any action covered by this Section 12.1 through counsel reasonably satisfactory to Landlord. Notwithstanding the foregoing, Tenant shall not be obligated to indemnify any Indemnitee against any Claims (1) to the extent it is ultimately determined that the Claims resulted from the negligence or willful misconduct of such Indemnitee and are not covered by the insurance required to be carried by Tenant hereunder; (2) to the extent such indemnity is prohibited by Legal Requirements; or (3) to the extent caused or attributable to Landlord’s breach of this Lease. (b) Landlord agrees to indemnify, defend (through counsel reasonably satisfactory to Tenant) and hold Tenant and the Tenant Parties harmless from and against any and all Claims to the extent arising from (x) any failure of Landlord to observe or perform any of its obligations hereunder following notice and applicable grace or cure periods or (y) the negligence or willful misconduct of Landlord, its employees, agents or contractors and not covered by the insurance required to be carried by Tenant hereunder or otherwise covered by Tenant’s indemnity obligations set forth in Section 12.1(a) above. (c) The terms, conditions and obligations of this Section 12.1 shall survive the expiration or earlier termination of this Lease. 12.2 Exemption of Landlord from Liability. Except to the extent caused by the negligence or willful misconduct of Landlord, its agents, employees or contractors and not covered by the insurance required to be carried by Tenant hereunder or except to the extent such limitation on liability is prohibited by Legal Requirements, neither Landlord nor the other Indemnitees shall be liable to Tenant or any other Tenant Parties for injury to or death of any person, or for loss of use of or damage to property, in or about the Premises, Building or Complex caused by or resulting from fire, steam, electricity, gas, or water or rain which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, HVAC, Cabling, or lighting fixtures of the same, whether the damage or injury results from conditions arising upon the Premises or upon other portions of the Complex of which the Premises are a part, or from other sources. 16764.040 4830-2660-4226.6 30

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D 13. INSURANCE. 13.1 Tenant’s Insurance. Tenant shall, at all times during the Term of this Lease, and at its own cost and expense, procure and maintain in force the following insurance coverage: (a) Commercial General Liability insurance, in occurrence form, insuring Tenant against any and all liability for injury to or death of a person or persons, and for damage to or destruction of property, occasioned by or arising out of or in connection with the use or occupancy of the Premises or the business operated by Tenant thereon, including products completed operations coverage and personal and advertising injury. Such policies shall include contractual liability coverage with limits of liability of Five Million Dollars ($5,000,000.00) each occurrence / Five Million Dollars ($5,000,000.00) general aggregate (which limits can be satisfied by a combination of a Commercial General Liability and Umbrella/Excess coverage, provided, such Umbrella/Excess coverage must be as broad as the Commercial General Liability policy). Landlord in its reasonable judgment may require additional coverage or higher limits of liability, provided the same are generally consistent with coverage or limits required by prudent landlords of Comparison Buildings; (b) Worker’s compensation and similar insurance offering statutory coverage and containing statutory limits and employer’s liability insurance with policy limits of One Million Dollars ($1,000,000.00). Such policies shall contain a Waiver of Subrogation endorsement in favor of Landlord and its partners, property manager, and any Security Holders designated by Landlord; (c) Automobile liability insurance for owned, hired and non-owned automobiles at a limit of liability of One Million Dollars ($1,000,000.00) each occurrence; and (d) Special causes of loss (“all risk”) insurance, including vandalism and malicious mischief coverage, covering and in an amount equal to the full replacement value of (i) all of Tenant’s Personal Property; and (ii) the Tenant-Insured Suite Improvements, naming Landlord and any Security Holders designated by Landlord as loss payees with respect to the Tenant-Insured Suite Improvements. Tenant shall also carry business interruption coverage including extra expense in an amount sufficient to cover twelve (12) months of rent. The limits of insurance set forth in (a) through (c) of this Section 13.1 shall in no event limit the liability of Tenant hereunder. The aforesaid Commercial General Liability and automobile liability insurance shall include Landlord and its partners, property manager, and any Security Holders designated by Landlord, as additional insureds. Such policies will be maintained in companies having a “General Policyholders Rating” of at least A- VIII as set forth in the most current issue of “Best’s Insurance Guide” and, for such policies required to include Landlord as additional insured, will be written as primary policy coverage and not contributing with, or in excess of, any coverage which Landlord shall carry. Tenant shall deposit certificates of such required insurance with Landlord prior to the earlier to occur of (x) the Commencement Date of this Lease, or (y) Tenant’s occupancy of the Premises. If Tenant is notified by an insurer that any of the foregoing policies will be materially altered or cancelled, Tenant shall notify Landlord of such alteration or cancellation within ten (10) business days of its receipt of such notification from the insurer, and Tenant’s failure to do so shall constitute an Event of Default. Tenant shall have 16764.040 4830-2660-4226.6 31

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D the right to provide the coverages required herein under blanket policies provided that the coverage afforded shall not be diminished by reason thereof. If Tenant does not take out and maintain such insurance, Landlord may (but shall not be required to) procure said insurance on Tenant’s behalf and Tenant shall reimburse Landlord within ten (10) days following demand for the premiums therefor, together with a reasonable handling charge and interest at the Default Rate from the date such premiums were paid by Landlord. Tenant shall, at least twenty (20) days prior to the expiration of such policies, furnish Landlord with evidence of renewals or binders. 13.2 Landlord’s Insurance. Landlord shall, at all times during the Term of this Lease, procure and continue in full force the following insurance: (a) Special causes of loss (“all-risk”) insurance insuring Landlord (and such others as Landlord may designate) against loss from physical damage to the Building and the Common Areas, in an amount equal to the full replacement cost thereof (excluding foundations, footings, and underground installations), and including inflation guard protection and coverage for debris removal and enforcement of Legal Requirements regulating reconstruction; and (b) Commercial General Liability Insurance against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Project. Such insurance shall be on an occurrence basis, providing a limit of liability including excess coverage in an amount not less than Ten Million Dollars ($10,000,000.00) each occurrence/ Ten Million Dollars ($10,000,000.00) general aggregate, subject to a commercially reasonable deductible. 13.3 Waiver of Subrogation. Tenant and Landlord hereby waive and release any and all right of recovery, whether arising in contract or tort, against the other, including their respective Tenant’s Representatives and Landlord’s Representatives, arising during the Term for any and all loss or damage to any property located within or constituting a part of the Project, which loss or damage arises from the perils that would be insured against under the ISO Causes of Loss-Special Form Coverage including any deductible thereunder (whether or not the party suffering the loss or damage actually carries such insurance, recovers under such insurance or self- insures the loss or damage) or which right of recovery arises from loss of earnings or rents resulting from loss or damage caused by such a peril. This mutual waiver is in addition to any other waiver or release contained in this Lease. Landlord and Tenant shall each have their insurance policies issued in such form as to waive any right of subrogation which might otherwise exist. 13.4 Tenant’s Property. All furnishings, fixtures, equipment, and personal property of every kind and description of Tenant and of persons claiming by or through Tenant which may be on the Premises shall be at the sole risk and hazard of Tenant and no part of loss or damage thereto for whatever cause shall be charged to or borne by Landlord. 14. DAMAGE OR DESTRUCTION. 14.1 Landlord’s Duty to Repair. If any portion of the Premises is rendered untenantable or inaccessible by damage to all or any part of the Project from fire or other casualty (a “Casualty”), then, unless either party elects to terminate this Lease pursuant to Sections 14.2 or 14.3, Landlord shall, at its expense, use its commercially reasonable efforts to repair and restore 16764.040 4830-2660-4226.6 32

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D the Premises and/or access thereto, as the case may be, to substantially their former condition to the extent permitted by then applicable Legal Requirements (the “Restoration”); provided, however, that Tenant, rather than Landlord, shall be obligated, at Tenant’s expense, to repair or replace Tenant’s Personal Property. If Landlord is required or elects to perform the Restoration, then, unless Tenant elects to terminate this Lease pursuant to Section 14.3 below, (a) this Lease shall continue in effect, and (b) Tenant shall promptly assign or otherwise make available to Landlord all proceeds of insurance carried by Tenant with respect to the Tenant-Insured Suite Improvements. Tenant’s Base Rent and Operating Cost Payments shall be abated from the date of the Casualty through the date of substantial completion of Landlord’s Restoration (or through any earlier termination of this Lease) by a proportionate amount based on the portion of the Premises that Tenant is prevented from using by reason of such Casualty or Restoration; provided, however, that if the Casualty is the result of the willful misconduct or gross negligence of Tenant or Tenant’s Representatives, there will be no such Rent abatement. In no event shall Landlord be liable to Tenant by reason of any injury to or interference with Tenant’s business or property arising from fire or other Casualty or by reason of any Restoration to any part of the Project made necessary by such Casualty. 14.2 Landlord’s Right to Terminate. Following a Casualty, Landlord may elect to terminate this Lease under the following circumstances (each, a “Casualty Termination Condition”): (a) If, in the reasonable judgment of Landlord, the Restoration (when the same are made without the payment of overtime or other premiums) cannot be substantially completed (i.e., completed with the exception of customary punchlist items) within two hundred seventy (270) days after the date of the Casualty; (b) If, in the reasonable judgment of Landlord, adequate proceeds are not, for any reason, made available to Landlord from Landlord’s and Tenant’s insurance policies to perform the required Restoration; (c) If the Project is damaged or destroyed to the extent that the cost of Restoration exceeds twenty-five percent (25%) of the full replacement cost of the Project, whether or not the Premises are damaged or destroyed; or (d) If the Casualty occurs within the last twelve (12) months of the Term of this Lease, provided that, in Landlord's reasonable judgment, repairs cannot reasonably be completed within sixty (60) days after the date of discovery of the damage (when such repairs are made without the payment of overtime or other premiums). Within sixty (60) days following any Casualty (or as soon thereafter as is reasonably practicable), Landlord shall give notice to Tenant (the “Landlord Casualty Notice”) setting forth the estimated time required, in Landlord’s reasonable judgment, to complete the Restoration (when the same are made without the payment of overtime or other premiums); and, if any of the Casualty Termination Conditions are applicable, whether Landlord shall perform the Restoration or elect to terminate this Lease. If Landlord elects to terminate this Lease, such termination will be effective as of the date specified in the Landlord Casualty Notice, which date shall not be less than thirty (30) days nor more than sixty (60) days after the date the Landlord 16764.040 4830-2660-4226.6 33

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D Casualty Notice is delivered to Tenant. Notwithstanding the foregoing, if a Casualty occurs within the last twelve (12) months of the Term of this Lease, Landlord shall deliver a Landlord Casualty Notice as soon as reasonably practicable, but in all events within thirty (30) days following the date of the Casualty. 14.3 Tenant’s Right to Terminate. If all or a substantial part of the Premises are rendered untenantable or inaccessible by damage to all or any part of the Project from fire or other Casualty, and such Casualty is not the result of the willful misconduct or negligence of Tenant or Tenant’s Representatives, Tenant may terminate this Lease, subject to the following conditions: (a) If, in the reasonable judgment of Landlord, the Restoration (when the same are made without the payment of overtime or other premiums) cannot be substantially completed within two hundred seventy (270) days after the date of the Casualty, Tenant may terminate this Lease by notice to Landlord, provided that such notice is given within ten (10) days after receipt of Landlord’s Casualty Notice; (b) If, within one hundred twenty (120) days after the date of the Casualty, Landlord neither terminates this Lease nor commences the Restoration, then Tenant may terminate this Lease by notice to Landlord, provided that such notice is given by Tenant before the earlier of (i) the date on which Landlord commences such Restoration or (ii) ten (10) days after the expiration of such 120-day period; or (c) If the Casualty occurs within the last twelve (12) months of the Term of this Lease, provided that, in Landlord's reasonable judgment, repairs cannot reasonably be completed within sixty (60) days after the date of discovery of the damage (when such repairs are made without the payment of overtime or other premiums), provided that such notice is given within fifteen (15) days after receipt of Landlord’s Casualty Notice. If Tenant timely elects to terminate this Lease pursuant to this Section 14.3, such termination will be effective as of the date specified in Tenant’s termination notice, which date shall not be less than thirty (30) days nor more than sixty (60) days after the date Tenant’s termination notice is delivered to Landlord. 14.4 Exclusive Rights. Landlord and Tenant each hereby agree that, notwithstanding any law to the contrary that may now or hereafter exist, neither party shall have any right to terminate this Lease in the event of a Casualty, other than as provided in Sections 14.2 and 14.3. 15. CONDEMNATION. If all or a material portion of the Premises, or any material portion of the Common Areas or parking areas necessary for access to or tenantability of the Premises, shall be taken or appropriated for public or quasi-public use by right of eminent domain, with or without litigation, or transferred by agreement in connection with a potential taking for public or quasi-public use (a “Taking”), either party hereto shall have the right, at its option, exercisable within thirty (30) days of receipt of notice of such Taking, to terminate this Lease as of the date possession is taken by the condemning authority; provided, however, that Tenant shall have the right to terminate this Lease by reason of a Taking as provided hereinabove only if such Taking shall be of such an extent and nature as to substantially handicap, impede or impair 16764.040 4830-2660-4226.6 34

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D Tenant’s use of the Premises. If any part of the Building other than the Premises shall be subject to a Taking, Landlord shall have the right to terminate this Lease. No award for any partial or entire Taking shall be apportioned, and Tenant hereby assigns to Landlord any award which may be made in such Taking, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof; provided, however, that nothing contained herein shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any award made to Tenant for the Taking of Tenant’s Personal Property or for Tenant’s relocation costs, so long as such award to Tenant does not decrease the value of the award that would otherwise be made to Landlord in such Taking. In the event of a partial Taking which does not result in a termination of this Lease, Rent shall be abated in the proportion which the rentable area of the Premises so taken bears to the rentable area of the Premises immediately prior to the Taking, and Landlord, at Landlord’s cost, shall restore the Premises remaining to an architectural whole, provided that in no event shall Landlord be required to spend an amount in excess of the portion of the award made to Landlord for that purpose. No temporary Taking of the Premises and/or of Tenant’s rights therein or under this Lease (i.e., a period of less than one hundred eighty (180) days) shall give Tenant the right to terminate this Lease or to any abatement of Rent thereunder. Any award made to Tenant by reason of any such temporary Taking where Landlord does not terminate this Lease shall belong entirely to Tenant, so long as said award does not diminish Landlord’s award. Landlord and Tenant each hereby agree that, notwithstanding any law to the contrary that may now or hereafter exists, neither party shall have any right to terminate this Lease in the event of any Taking of the Premises under any circumstances other than as provided in this Section 15. 16. ASSIGNMENT AND SUBLETTING. 16.1 Landlord’s Consent Required. Tenant shall not assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, and shall not sublet the Premises or any part thereof (each, a “Transfer”), without the prior written consent of Landlord, and any attempt to do so without such consent being first had and obtained shall be voidable by Landlord. As used herein, “sublet” includes licenses and any other right of occupancy. 16.2 Reasonable Consent. Landlord shall not unreasonably withhold or condition its consent to the subletting of the Premises or any portion thereof or the assignment of this Lease. Landlord’s consent to any other proposed Transfer may be granted or withheld in Landlord’s sole and absolute discretion. If Tenant shall desire Landlord’s consent to any Transfer, Tenant shall notify Landlord in writing (“Notice of Proposed Transfer”). Any such Notice of Proposed Transfer shall include: (a) the name and legal composition of the proposed transferee (“Transferee”); (b) the proposed effective date (which shall not be less than thirty (30) nor more than ninety (90) days after the date of Tenant’s Notice of Proposed Transfer); (c) the portion of the Premises to be Transferred (the “Subject Space”); (d) the nature of the business proposed to be carried on in the Premises; (e) the terms and provisions of any proposed Transfer, including an estimated calculation of the “Transfer Premium” (as defined in Section 16.3 below), if any, in connection with such Transfer; (f) such reasonable financial information as Landlord may request concerning the proposed Transferee; and (g) the form of the proposed sublease or assignment. Within thirty (30) days after Landlord receives all such information, Landlord shall notify Tenant whether it approves or reasonably disapproves such assignment or subletting. Among other circumstances for which Landlord may reasonably withhold its consent to a sublease or assignment, it shall be reasonable for Landlord to withhold its consent where (i) Landlord 16764.040 4830-2660-4226.6 35

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D reasonably disapproves of the Transferee’s reputation or creditworthiness or the character of the business to be conducted by the Transferee at the Premises, (ii) the Transferee’s business entails the operation of a call center, (iii) the Transferee (1) is an existing tenant of the Project or any of the other buildings in Bishop Ranch, (2) is actively negotiating with Landlord or any affiliate of Landlord to lease space in the Project or any of the other buildings in Bishop Ranch at such time, or (3) has actively negotiated with Landlord or any affiliate of Landlord to lease space during the four (4) month period immediately preceding Tenant’s request for consent; provided, however, that Landlord shall not withhold its consent to any proposed Transfer solely under this clause (iii) if Landlord does not then have comparable space in Bishop Ranch available for lease for a comparable term at the time of Tenant’s proposed Transfer; (iv) the assignment or subletting would increase the burden on the Building services or the number of people occupying the Premises, (v) the rental and other consideration payable by the Transferee is more than twenty-five percent (25%) less than that currently being paid by tenants under new leases of comparable space in Bishop Ranch, or (vi) Landlord otherwise reasonably determines that the assignment or sublease would have the effect of materially decreasing the value of the Project or materially increasing the expenses associated with operating the Project, or (vii) the proposed Transferee is a “Competing Business” (as defined on Exhibit H attached hereto) or one of the “Significant Competitors” or “Competitors” listed on Exhibit J attached hereto. In no event may Tenant publicly advertise or offer all or any portion of the Premises for assignment or sublease at a rental less than that then sought by Landlord for comparable space in Bishop Ranch. 16.3 Excess Consideration. If Landlord consents to an assignment of this Lease or a sublease of any or all of the Premises, Tenant shall pay Landlord, as Additional Rent hereunder, fifty percent (50%) of any Transfer Premium derived by Tenant from such Transfer. The term “Transfer Premium” means any consideration paid by an assignee for the assignment, or, in the case of a sublease, the excess of the base rent and reimbursement for expenses and taxes, utility costs, and other amounts payable or paid by the subtenant over the amount of Base Rent, Operating Cost Payments, utility costs, and other amounts payable by Tenant hereunder applicable to the subleased space during the same period of time. Payment of Landlord’s share of any Transfer Premium shall be made (i) in the case of an assignment, within ten (10) business days after Tenant receives the consideration described above, and (ii) in the case of a sublease, license or other occupancy agreement, for each month of the term of such agreement, within five (5) business days after Tenant receives the rent and other consideration described above. 16.4 No Release of Tenant. No consent by Landlord to any assignment or subletting by Tenant shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether occurring before or after such consent, assignment or subletting, and any assignee shall be jointly and severally liable with Tenant for the payment of Rent and for the performance of all other terms and provisions of this Lease. Consent by Landlord to any Transfer shall not constitute consent to any subsequent Transfer, nor relieve Tenant or any such subsequent Transferee from the obligation to obtain Landlord’s express written consent to such subsequent Transfer. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be consent to any assignment, subletting or other Transfer. 16.5 Fees. Tenant shall pay Landlord’s reasonable attorneys’ fees incurred in connection with reviewing any proposed Transfer (including any Permitted Transfer), and all other 16764.040 4830-2660-4226.6 36

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D reasonable, third-party out-of-pocket costs incurred by Landlord in connection therewith, including credit reports (which shall not exceed Three Thousand Five Hundred Dollars ($3,500.00) in the aggregate per proposed Transfer, unless a dispute arises, in which event the provisions of Section 35.4 below shall apply, provided that such cap shall increase by three percent (3%) annually on each anniversary of the Commencement Date). 16.6 Effectiveness of Transfer. No Transfer by Tenant shall be effective until Landlord has received a fully-executed original of the assignment, sublease or other Transfer documentation and, with respect to an assignment, an instrument pursuant to which the assignee assumes all of Tenant’s obligations under this Lease arising on or after the date of assignment. The voluntary, involuntary or other surrender of this Lease by Tenant, or a mutual cancellation by Landlord and Tenant, shall not work a merger, and any such surrender or cancellation shall, at the option of Landlord, either terminate all or any existing subleases or operate as an assignment to Landlord of any or all of such subleases. 16.7 Intentionally Omitted. 16.8 Certain Transfers. For purposes of this Lease, the term “Transfer” shall, subject to the provisions of Section 16.9 below, include the following (a “Change of Ownership”): (a) if Tenant is a closely-held professional service firm, the withdrawal or change (whether voluntary, involuntary or by operation of law) of more than fifty percent (50%) of its equity owners within a 12-month period; (b) if Tenant is a partnership, the withdrawal or change, voluntary, involuntary or by operation of law, of a general partner or a majority of the partners, or a transfer of a majority of partnership interests, or the dissolution of the partnership; (c) if Tenant is a limited liability company, the withdrawal or change, voluntary, involuntary, or by operation of law, of a majority of members, or a transfer of a majority of the membership interests, or a change in the managing member of the limited liability company, or the dissolution of the limited liability company; and (d) if Tenant is a corporation, the dissolution, merger, consolidation or other reorganization of Tenant, or the sale or other transfer of more than an aggregate of fifty percent (50%) of the voting shares of Tenant (other than (i) sales on a public stock exchange or (ii) transfers to immediate family members by reason of gift or death), or the sale, mortgage, hypothecation or pledge of more than an aggregate of fifty percent (50%) of Tenant’s net assets. Upon request by Landlord from time to time, Tenant shall deliver to Landlord a list of all of its shareholders (if Tenant’s stock is not publicly traded), members, or partners, as the case may be. 16.9 Permitted Transfers. Notwithstanding any provision to the contrary in this Section 16, Tenant shall not be required to obtain Landlord’s consent to a Change of Ownership or to a Transfer to an entity which controls, is controlled by or is under common control with Tenant or which succeeds to substantially all of Tenant’s assets and business by merger, reorganization or purchase (each, a “Permitted Transfer”, and any such Transferee shall be referred to herein as a “Permitted Transferee”), so long as (a) Tenant notifies Landlord in writing at least thirty (30) days prior to any such Transfer and promptly provides Landlord with any documents or information reasonably requested by Landlord regarding such Transfer or Transferee as set forth above, (b) Tenant is not in default, beyond any applicable notice and cure period, and such Transfer is not a subterfuge by Tenant to avoid its obligations under this Lease, (c) such Permitted Transferee shall be of a character and reputation consistent with the quality of the Complex, (d) with respect to a Permitted Transferee in connection with a Change of Ownership or with 16764.040 4830-2660-4226.6 37

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D respect to a Transfer to an entity which succeeds to Tenant by merger or corporate reorganization, such Permitted Transferee shall have a net worth (excluding intellectual property, goodwill and any other intangible assets) computed in accordance with GAAP (“Net Worth”) at least equal to the Net Worth of Tenant immediately prior to the Change of Ownership, and (e) no assignment relating to this Lease, whether with or without Landlord’s consent, shall relieve Tenant from any liability under this Lease, and, in the event of an assignment of Tenant’s entire interest in this Lease, the liability of Tenant and such Transferee shall be joint and several. All subsections of this Section 16 shall apply to any assignment or sublease pursuant to this Section 16.9, except Sections 16.2, 16.3 and 16.5. Any Permitted Transferee which is an assignee hereunder shall be referred to as a “Permitted Assignee.” “Control,” as used in this Section 16.9, shall mean the ownership, directly or indirectly, of at least fifty-one percent (51%) of the voting securities of, or possession of the right to vote, in the ordinary direction of its affairs, of at least fifty-one percent (51%) of the voting interest in, any person or entity. 16.10 Tenant Remedies. Notwithstanding anything to the contrary in this Lease, if Tenant claims that Landlord has unreasonably withheld, conditioned or delayed its consent under this Article 16 or otherwise has breached or acted unreasonably under this Article 16, Tenant’s sole remedy shall be declaratory judgment and an injunction for the relief sought without any monetary damages, and Tenant hereby waives all other remedies, including any right provided under California Civil Code Section 1995.310 or other Legal Requirements to terminate this Lease. 17. SUBORDINATION. 17.1 Subordination. This Lease is and shall be subject and subordinate to all mortgages or deeds of trust and to all ground or underlying leases which now exist or may hereafter be executed (each, a “Superior Encumbrance”) affecting all or any part of the Project, Landlord’s interest or estate therein, or any ground or underlying lease, without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination. Notwithstanding the foregoing, if any mortgagee or trustee or ground lessor under a Superior Encumbrance (a “Security Holder”) shall elect to have this Lease prior to the lien of its Superior Encumbrance, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such Superior Encumbrance, whether this Lease is dated prior to or subsequent to the date of said Superior Encumbrance or the date of the recording thereof. 17.2 Subordination Agreements. Tenant will execute and deliver, within ten (10) days after demand, without charge therefor, such further instruments confirming the subordination of this Lease to any Superior Encumbrance, provided the same contains a non-disturbance provision described in Section 17.4 below or is part of an “SNDA” (as defined in Section 17.4), or the subordination of any Superior Encumbrance to this Lease, pursuant to Section 17.1, as the case may be, as may be required by Landlord. Tenant’s failure to comply with its obligations under this Section 17.2 within five (5) days after a second demand shall constitute an Event of Default and Landlord shall have the right, in such event, to collect from Tenant a fine of One Thousand Dollars ($1,000.00) for such non-compliance, in addition to all other remedies available to Landlord under this Lease and by law. Tenant hereby appoints Landlord as Tenant’s attorney- in-fact to execute and deliver any such agreements, instruments, releases or other documents in the event of Tenant’s failure to do so within five (5) days of such second demand. 16764.040 4830-2660-4226.6 38

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D 17.3 Attornment. If this Project is transferred to any purchaser pursuant to or in lieu of proceedings to enforce any Superior Encumbrance, and this Lease is either prior to such Superior Encumbrance or the Security Holder under such Superior Encumbrance elects to have this Lease survive such transfer, Tenant shall attorn to such purchaser and recognize such purchaser as the landlord under this Lease, and this Lease shall continue as a direct lease between such purchaser and Tenant. Tenant agrees that any such purchaser shall not be responsible for any act or omission of the prior landlord, shall not be subject to any offsets or defenses Tenant may have against a prior landlord, and shall not be liable for the return of the Security Deposit not actually recovered by such purchaser nor bound by any rent paid in advance of the calendar month in which the transfer of title occurred; provided, however, that the foregoing shall not release the applicable prior landlord from any liability for those obligations. Tenant acknowledges that any Security Holder under a Superior Encumbrance shall be a third-party beneficiary of this Section 17.3. 17.4 SNDA. With respect to any Superior Encumbrance to which this Lease is now or shall hereafter become subordinate, Landlord shall obtain from the Security Holder, for the benefit of Tenant, a non-disturbance agreement, in substantially the form attached to this Lease as Exhibit I or on such other customary form of the Security Holder (an “SNDA”), providing generally that as long as no Event of Default exists, this Lease will not be terminated if such Security Holder acquires title to the Building or Project by reason of foreclosure proceedings, acceptance of a deed in lieu of foreclosure, or termination of the leasehold interest of Landlord, provided that Tenant attorns to such Security Holder in accordance with its requirements. The SNDA of the Security Holder of the existing Superior Encumbrance, which is attached hereto as Exhibit I, shall be executed and delivered by Tenant together with its execution and delivery of this Lease and shall be returned by Landlord to Tenant fully executed by Landlord and such Security Holder within fifteen (15) business days after the date of this Lease. Tenant will bear all costs and expenses (including attorneys’ fees) of the Security Holder in connection with Landlord’s obtaining any SNDA. 18. QUIET ENJOYMENT. Landlord covenants and agrees with Tenant that, so long as no Event of Default exists, Tenant shall have the quiet possession of the Premises for the Term as against any persons or entities lawfully claiming by, through or under Landlord, subject, however, to the terms of this Lease and any Superior Encumbrance. 19. DEFAULT; REMEDIES. 19.1 Default. The occurrence of any of the following shall constitute an “Event of Default”: (a) Tenant fails to make any payment required by this Lease (including Base Rent or any Operating Cost Payment) and such failure continues for five (5) days after written notice of such failure from Landlord; (b) Tenant fails to deliver any subordination agreement requested by Landlord pursuant to and within the period prescribed in Section 17; 16764.040 4830-2660-4226.6 39

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D (c) Tenant fails to deliver any estoppel certificate requested by Landlord in the form attached hereto as Exhibit D within the period prescribed in Section 23; (d) Tenant transfers or attempts to transfer this Lease except in strict accordance with the provisions of Section 16; (e) Tenant’s violation of the rules and regulations described in Section 28, if such violation continues for two (2) business days after written notice from Landlord; provided, however, that three (3) violations of any of the rules and regulations described in Section 28 during any period of twelve (12) consecutive months shall constitute an Event of Default; (f) Tenant fails to observe and perform any other material provision of this Lease to be observed or performed by Tenant, where such failure continues for thirty (30) days after written notice from Landlord; provided, however, that if the nature of the default is such that the same cannot reasonably be cured within said thirty (30) day period, Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion; (g) Tenant “abandons” the Premises (as defined in California Civil Code Section 1951.3); or (h) The making by Tenant of any general assignment or general arrangement for the benefit of creditors; the filing by or against Tenant of a petition seeking relief under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); the appointment of a trustee or receiver to take possession of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease, where such seizure is not discharged within thirty (30) days. Tenant acknowledges and agrees that any notices required to be given by Landlord under this Section 19.1 shall, in each case, be in lieu of, and not in addition to, any notice required under Section 1161 of the California Code of Civil Procedure, and shall be deemed to satisfy the requirement, if any, that notice be given pursuant to such Section. 19.2 Landlord’s Remedies. Upon the occurrence of an Event of Default, Landlord may, at any time thereafter, exercise the following remedies, which shall be in addition to any other rights or remedies now or hereafter available to Landlord at law or in equity: (a) Maintain this Lease in full force and effect and recover Rent as it becomes due, without terminating Tenant’s right to possession irrespective of whether Tenant shall have abandoned the Premises. In such event, Landlord may exercise all of the rights and remedies of a landlord under California Civil Code Section 1951.4 or any successor statute. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Landlord to protect Landlord’s interest under this Lease shall not constitute a termination of Tenant’s right to possession unless written notice of termination is given by Landlord to Tenant. 16764.040 4830-2660-4226.6 40

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D (b) Terminate this Lease and Tenant’s right to possession of the Premises at any time by written notice to Tenant, in which case Tenant shall immediately surrender possession of the Premises to Landlord. Tenant expressly acknowledges that in the absence of such written notice from Landlord, no act of Landlord, including its efforts to relet the Premises, its storage of Tenant’s Personal Property, its acceptance of keys to the Premises from Tenant or its exercise of any other rights and remedies under this Section 19.2, shall constitute an acceptance of Tenant’s surrender of the Premises or constitute a termination of this Lease or of Tenant’s right to possession of the Premises. If Landlord terminates this Lease and Tenant’s right to possession in writing, Landlord shall be entitled to recover from Tenant all damages as provided in California Civil Code Section 1951.2 or any other applicable existing or future law, ordinance or regulation providing for recovery of damages after such termination, including the following: (i) The “worth at the time of award” (as defined below) of all unpaid Rent which had been earned at the time of termination; (ii) The worth at the time of award of the amount by which all unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such Rent loss that Tenant proves could have been reasonably avoided; (iii) The worth at the time of award of the amount by which all unpaid Rent for the balance of the Term after the time of award exceeds the amount of such Rent loss that Tenant proves could be reasonably avoided; and (iv) All other amounts necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform all of Tenant’s obligations under this Lease or which in the ordinary course of things would be likely to result therefrom. The “worth at the time of award” of the amounts referred to in clauses (1) and (2) above shall be computed by allowing interest at the Default Rate. The “worth at the time of award” of the amount referred to in clause (3) above shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). For the purpose of determining unpaid Rent under clauses (1), (2) and (3) above, the Rent reserved in this Lease shall be deemed to be the total Rent payable by Tenant as set forth in Section 3.5. For purposes of computing the amount of Rent hereunder that would have accrued after the time of award, the amount of increases in Operating Costs shall be projected based upon the average rate of increase, if any, in such items from the Commencement Date through the time of award. 19.3 Landlord’s Right to Cure. Anything herein to the contrary notwithstanding, Landlord may cure any Event of Default at Tenant’s expense. If Landlord pays any sum or incurs any expense in curing the Event of Default, Tenant shall reimburse Landlord within ten (10) days of demand for the amount of such payment or expense with interest at the Default Rate from the date the sum is paid or the expense is incurred until Landlord is reimbursed by Tenant. 19.4 Waiver of Forfeiture. Tenant hereby waives, for Tenant and for all those claiming by, through or under Tenant, California Code of Civil Procedure Sections 1174(c) and 1179, California Civil Code Section 3275, and all such similar laws now or hereinafter enacted 16764.040 4830-2660-4226.6 41

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D which would entitle Tenant to seek relief against forfeiture in connection with any termination of this Lease. 19.5 Late Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of Rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges. Accordingly, if any payment of Rent is not made when due, Tenant shall pay to Landlord a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant’s default with respect to such overdue amount nor prevent Landlord from exercising any of the other rights and remedies granted hereunder. Notwithstanding the provisions of this Section 19.5 to the contrary, no late charge shall be assessed the first time during the Term that Rent is not paid within five (5) days after the due date, so long as Tenant shall pay any such delinquent amount within three (3) days after notice of such delinquency from Landlord. 19.6 Interest. In addition to the late charges referred to above, which are intended to defray Landlord’s costs resulting from late payments, any late payment of Rent shall, at Landlord’s option, bear interest from the due date of any such payment to the date the same is paid at the Default Rate. As used in this Lease, “Default Rate” shall mean the lesser of ten percent (10%) per annum or the maximum rate permitted by law. 19.7 Default by Landlord. (a) Landlord shall not be in default under this Lease unless Landlord fails to perform any obligation required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to any holder of a Superior Encumbrance whose name and address have been furnished to Tenant, specifying in detail that Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord’s obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within a reasonable time period and thereafter diligently prosecutes the same to completion. (b) Notwithstanding any provision set forth in this Lease to the contrary, if at any time Landlord is in default under this Lease as a result of Landlord’s failure to perform its maintenance or repair obligations under this Lease (“Landlord Repair Default”), and such Landlord Repair Default has a material and adverse impact on Tenant’s ability to conduct its business in the Premises in the ordinary course (an “Adverse Condition”), then Tenant shall give Landlord notice of the same, which notice shall describe that Tenant intends to take or commence the repairs required to be performed by Landlord (“Tenant’s Self-Help Notice”); provided, however, that in no event shall Tenant undertake any actions which will or are reasonably likely to materially and adversely affect (i) the structure or safety of the Building, (ii) any Base Building Systems, (iii) the exterior appearance of the Building, or (iv) the business operations of any other tenant of the Building. If Tenant exercises its right to perform actions on Landlord’s behalf, as provided above, then (x) if Landlord has provided Tenant with a list of contractors pre-approved by Landlord which are qualified to perform the repairs, Tenant shall engage one of said contractors 16764.040 4830-2660-4226.6 42

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D to perform the repairs, (y) without limiting Tenant’s other indemnification obligations under this Lease, Tenant shall indemnify, defend, protect and hold harmless the Landlord Parties from and against any and all Claims incurred by any of the Landlord Parties arising out of the performance of such repairs, and (z) Tenant shall be entitled to reimbursement by Landlord of Tenant’s reasonable and necessary, actual out-of-pocket costs and expenses in taking such action (and only such action as specified in the Tenant’s Self-Help Notice) within thirty (30) days following Tenant’s delivery of: (A) a written notice describing in reasonable detail the action taken by Tenant, and (B) reasonably satisfactory evidence of the cost of such remedy. Within thirty (30) days following Tenant’s written request for reimbursement of the costs of the repairs, Landlord (or any Security Holder) may notify Tenant of whether Landlord (or any Security Holder) reasonably and in good faith disputes that (1) Tenant did not perform the repairs in the manner permitted by this Lease, (2) that the amount Tenant requests be reimbursed from Landlord for performance of the repairs is incorrect or excessive, and/or (3) that Landlord was not obligated under the terms of this Lease to make all or a portion of the repairs (“Landlord’s Dispute Notice”). If Landlord (or any Security Holder) fails to deliver a Landlord’s Dispute Notice within such 30- day period, Landlord shall reimburse Tenant the cost of such repairs. If Landlord delivers a Landlord’s Dispute Notice to Tenant, then Tenant may proceed to claim a default by Landlord under this Lease for any amount not paid by Landlord (provided, if Landlord contends the amount spent by Tenant in making such repairs is excessive and does not otherwise object to Tenant’s actions pursuant to this Section 19.7(b), then Landlord shall pay the amount it contends would not have been excessive). 19.8 Consequential Damages. Notwithstanding anything to the contrary contained in this Lease, in no event shall either party be liable under this Lease to the other party for such party’s lost profits, lost business revenue, lost opportunity costs or other consequential damages under this Lease; provided, however, that that the foregoing shall not limit Tenant’s liability for consequential damages as expressly provided in this Lease (e.g., Tenant’s indemnity obligations), nor for consequential damages that may be suffered by Landlord in connection with (a) any holding over in the Premises after the expiration or earlier termination of this Lease in violation of Section 24 below, or (b) any breach by Tenant of the terms and conditions set forth in Section 25 below. Further, nothing contained in this Section 19.8 shall affect Landlord’s rights and remedies under Section 19.2 above, including the remedy afforded Landlord by California Civil Code Section 1951.2(a)(4) and more specifically described in Section 19.2(b) above. 20. PARKING. Tenant and Tenant’s employees and invitees shall have the right to use the parking areas of the Project in the ratio set forth in the Basic Lease Provisions (“Project Parking Ratio”), subject to such reasonable regulations as Landlord shall adopt from time to time, and subject to the right of Landlord to restrict Tenant’s use of the parking areas when, in the sole, but good faith judgment of Landlord, Tenant’s use is excessive in relationship to the reasonable use required by other tenants. In addition, if, pursuant to a Project parking study approved by the City of San Ramon, Landlord demonstrates that Landlord can reasonably satisfy the Project parking needs with fewer overall parking spaces and a lower Project Parking Ratio, including by the use of tandem, attendant-assisted and/or valet parking, Landlord may, on a non-discriminatory basis for typical general office uses in the Project, reduce the Project Parking Ratio by written notice to Tenant. If Landlord becomes obligated under Legal Requirements or any other directive of any governmental or quasi-governmental authority to pay or assess fees or charges for parking, Tenant shall pay such amounts to Landlord as Rent. Tenant shall have the right to utilize up to ten (10) 16764.040 4830-2660-4226.6 43

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D of the parking spaces available to Tenant pursuant to the Project Parking Ratio as reserved spaces, subject to Legal Requirements, including any applicable transportation management program applicable to the Project. Such reserved spaces shall be located adjacent the Building in the area designated by Landlord and shown on Exhibit E attached hereto and shall be designated by signs or other markings to be installed by Landlord, at Tenant’s sole cost and expense. Notwithstanding the foregoing, Tenant acknowledges and agrees that Landlord shall have no responsibility to enforce any restrictions on the use of the reserved spaces by other tenants of the Project or their employees or visitors. 21. Intentionally Omitted 22. MORTGAGEE PROTECTION. 22.1 Default Notices to Security Holders. Tenant shall give any holder of a Superior Encumbrance, by registered mail, a copy of any notice of default served upon Landlord, provided that, prior to Tenant’s delivery of such notice, Tenant has been notified in writing (by way of notice of assignment of rents and leases, or otherwise) of the address of such Security Holder. If Landlord shall have failed to cure such default within the time period set forth in Section 19.7, the Security Holder shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default (including the time necessary to foreclose or otherwise terminate its Superior Encumbrance, if necessary to effect such cure), and this Lease shall not be terminated so long as such remedies are being diligently pursued. 22.2 Rent Payment Notice. From and after Tenant’s receipt of written notice from a Security Holder or from a receiver appointed pursuant to the terms of any Superior Encumbrance (a “Rent Payment Notice”), Tenant shall pay all Rent under this Lease to such Security Holder or as such Security Holder shall direct in writing. Tenant shall comply with any Rent Payment Notice, notwithstanding any contrary instruction, direction or assertion from Landlord. A Security Holder’s delivery to Tenant of a Rent Payment Notice, or Tenant’s compliance therewith, shall not be deemed to: (a) cause such Security Holder to succeed to or to assume any obligations or responsibilities of Landlord under this Lease, all of which shall continue to be performed and discharged solely by Landlord, unless and until such Security Holder or a foreclosure sale purchaser succeeds to Landlord’s interest hereunder, (b) relieve Landlord of any obligations under this Lease, or (c) be a default of this Lease by Tenant. Landlord irrevocably directs Tenant to comply with any Rent Payment Notice, notwithstanding any contrary direction, instruction, or assertion by Landlord. Tenant shall be entitled to rely on any Rent Payment Notice. 23. ESTOPPEL CERTIFICATES. Tenant shall, within ten (10) business days after written request of Landlord, execute, acknowledge and deliver to Landlord, to the holder of any Superior Encumbrance or to any purchaser of the Building and its lender(s), a certificate in the form attached hereto as Exhibit D (which has been completed to include the factual representations required to be made by Tenant) and also including such additional factual statements as may be reasonably requested by the requesting party. Any statement in such certificate relating to Tenant or Landlord defaults may be qualified to the actual knowledge of an appropriate officer or employee of Tenant. Tenant acknowledges that the holder of any Superior Encumbrance or purchaser and its lender(s) will be relying upon the statements made by Tenant in the certificate. 16764.040 4830-2660-4226.6 44

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D If Tenant fails to execute or deliver such certificate within such ten (10) day period, and such failure continues for an additional five (5) day period after receipt of a second written notice from Landlord, (a) such failure shall, at Landlord’s option, constitute an Event of Default under this Lease, (b) the information contained in such certificate completed in good faith by Landlord shall be binding on Tenant, as between Tenant and the recipient of the certificate, and (c) Landlord shall have all other rights and remedies set forth in this Lease. 24. SURRENDER, HOLDING OVER. 24.1 Surrender. Upon the expiration or earlier termination of this Lease, Tenant shall surrender the Premises to Landlord broom clean and in good condition, except for reasonable wear and tear, damage from Casualty or a Taking not required to be repaired by Tenant, and Landlord’s repair and maintenance obligations; provided, however, that, except as otherwise notified by Landlord, Tenant shall, at its expense prior to the expiration or within thirty (30) days following the earlier termination of this Lease, remove from the Premises (a) any portion of the Suite Improvements and any Alterations that constitute Above-Standard Improvements, and (b) all of Tenant’s Personal Property, including all telephone cables and wires, data and telephone equipment, and any other form of Cabling serving the Premises, whether or not installed by Tenant. Any damage to the Premises or the Building caused by such removal shall be repaired promptly by Tenant and, with respect to clause (a) above, Tenant shall restore the affected portion of the Premises to its condition existing before the installation of the Above-Standard Improvements (or, at Landlord’s election, to a Building standard tenant-improved condition as reasonably determined by Landlord). If Tenant’s request for Landlord’s approval of the Suite Improvements or any proposed Alterations contains a request that Landlord identify the portion of such work that constitutes an Above-Standard Improvement and that Landlord will require Tenant to remove as provided above, then Landlord will, at the time it approves the Suite Improvements or the Alterations, identify such portion thereof, if any, that constitutes an Above-Standard Improvement and that Landlord will require Tenant to so remove. If, however, at the time Landlord approves the Suite Improvements or any Alterations, Landlord does not for any reason identify the portion thereof required to be removed, Landlord shall be deemed to have required that the Suite Improvements and Alterations, to the extent the same constitute Above-Standard Improvements, be removed prior to the expiration or within thirty (30) days following the earlier termination of this Lease. If Tenant fails to perform its obligations under this Section 24.1 on or before the expiration or within thirty (30) days following the earlier termination of this Lease, Landlord may do so at Tenant’s expense, in which event Tenant shall reimburse Landlord for such expense within thirty (30) days after written demand accompanied by reasonable supporting documentation, together with interest at the Default Rate from the date such expenses were incurred until so paid. Tenant’s obligations under this Section 24.1 shall survive the expiration or earlier termination of this Lease. Upon the expiration or earlier termination of this Lease and of Tenant’s right to possession, Tenant shall surrender all keys to the Premises or any other part of the Building, and shall make known to Landlord the combination of locks on all safes, cabinets and vaults that may be located in the Premises. Notwithstanding anything to the contrary contained herein or in Section 9 above, Tenant shall have no obligation to remove the Suite Improvements or any Alterations that are not Above-Standard Improvements. 24.2 Abandoned Property. After the Expiration Date or ten (10) business days after the earlier termination of this Lease, any of Tenant’s Personal Property left on the Premises 16764.040 4830-2660-4226.6 45

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D shall, at the option of Landlord, be deemed to be abandoned and, whether or not the property is deemed abandoned, Landlord shall have the right to remove such property from the Premises and charge Tenant for the removal and any restoration of the Premises. Landlord may charge Tenant for the storage of Tenant’s Personal Property left on the Premises at such rates as Landlord may from time to time reasonably determine, or, Landlord may, at its option, store Tenant’s Personal Property in a public warehouse at Tenant’s expense. Notwithstanding the foregoing, neither the provisions of this Section 24.2 nor any other provision of this Lease shall impose upon Landlord any obligation to care for or preserve any of Tenant’s Personal Property left upon the Premises, and Tenant hereby waives and releases Landlord from any claim or liability in connection with the removal of such property from the Premises and the storage thereof. Landlord’s action or inaction with regard to the provisions of this Section 24.2 shall not be construed as a waiver of Landlord’s right to require Tenant to remove Tenant’s Personal Property, restore any damage to the Building caused by such removal, and make any restoration required pursuant to this Lease. 24.3 Holding Over. Tenant shall have no right to hold over in the Premises after the expiration or earlier termination of this Lease. If Tenant holds over in any portion of the Premises after the expiration or earlier termination of this Lease, Tenant shall become a tenant at sufferance and Landlord may, without limiting its other rights and remedies, immediately pursue eviction of Tenant. During any period Tenant remains in the Premises after the expiration or earlier termination of this Lease, such possession shall be upon all of the terms, covenants and conditions set forth in this Lease, except that Base Rent shall be payable at a rate equal to (a) for the first two (2) months of any such holding over, one hundred twenty-five percent (125%) of the Base Rent rate payable immediately prior to the Expiration Date (as the same may have been extended, and disregarding any temporary period of rent abatement that may then be in effect), and (b) thereafter, the greater of (i) one hundred fifty percent (150%) of the Base Rent rate payable immediately prior to the Expiration Date (as the same may have been extended, and disregarding any temporary period of rent abatement that may then be in effect) or (ii) the fair market rental rate for the Premises as of the date of such holding over, as determined in good faith by Landlord (as applicable, the “Holdover Rate”). Landlord’s acceptance of any Base Rent at the base rental rate in effect immediately prior to the expiration or earlier termination of this Lease shall not constitute a waiver of Landlord’s rights hereunder to collect Base Rent at the Holdover Rate. If Tenant holds over for any partial month, Tenant shall pay the Holdover Rate for the entire month. Tenant shall indemnify Landlord against any and all Claims resulting from Tenant’s failure to surrender possession, including any Claims made by any succeeding tenant; provided, however, that the terms of the foregoing indemnity shall not be effective until the later of (1) thirty (30) days following the date that Landlord notifies Tenant in writing that Landlord has entered into a third- party lease which affects the Premises, or (2) the date such holdover commences. 25. HAZARDOUS SUBSTANCES. 25.1 Tenant’s Obligations and Indemnity. Tenant shall not cause or permit any Hazardous Substances to be used, stored, released, generated or disposed of in, on or about the Project by Tenant or Tenant’s Representatives, except for limited quantities of ordinary office and cleaning supplies. Any such Hazardous Substances permitted on the Premises as hereinabove provided, and all containers therefor, shall be used, kept, stored and disposed of in a manner that complies with all Environmental Laws. Tenant shall indemnify and hold harmless Landlord and the other Indemnitees from any and all Claims arising during or after the Term from or in 16764.040 4830-2660-4226.6 46

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D connection with the use, storage, release, generation or disposal of Hazardous Substances in, on or about the Project by Tenant or Tenant’s Representatives. The indemnifications contained herein shall survive the expiration or earlier termination of this Lease. 25.2 Testing. If any lender or governmental agency requires testing of the Premises to ascertain whether or not there has been any release of Hazardous Substances and if a release of a Hazardous Substance is found to have been caused by Tenant or Tenant’s Representatives, the reasonable costs thereof shall be reimbursed by Tenant to Landlord within ten (10) days after demand as Additional Rent. Tenant shall execute affidavits, representations and the like from time to time at Landlord’s request concerning Tenant’s best knowledge and belief regarding the presence of Hazardous Substances on the Premises. 25.3 Landlord’s Representation. As of the date of this Lease, (a) Landlord has received no notice that Hazardous Substances are present in, on or under the Building in violation of Environmental Laws; and (b) to Landlord’s actual knowledge, without any duty of investigation or inquiry, there are no Hazardous Substances present in the Building in violation of Environmental Laws. Notwithstanding Sections 25.1 and 25.2 hereof, Landlord shall be solely and exclusively responsible to address any remediation, fines, penalties or other Claims resulting from any violation of Environmental Laws with respect to Hazardous Substances that are present in the Premises as of the Commencement Date or that are otherwise introduced into the Premises by Landlord or any person working on Landlord's behalf, except to the extent that such violation of Environmental Laws is a result of any negligence or willful misconduct of Tenant or any Tenant's Representatives. 25.4 Definitions. As used herein, (a) “Hazardous Substances” means any substance which is toxic, ignitable, reactive, or corrosive or which is regulated by Environmental Laws; and (b) “Environmental Laws” means all existing and future federal, state and local laws and regulations, judgments, orders and permits governing safety and health and the protection of the environment, including the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601 et seq., as amended (CERCLA), the Resource Conservation and Recovery Act, as amended 42 U.S.C. 6901 et seq., the Clean Water Act, 33 U.S.C. 1251 et seq., the Clean Air Act, 42 U.S.C. 7401 et seq., the Toxic Substance Control Act, 15 U.S.C. 2601 et seq., and the Safe Drinking Water Act, 42 U.S.C. 300f through 300j. Without limiting the foregoing, “Hazardous Substances” includes any and all materials or substances which are defined as “hazardous waste”, “extremely hazardous waste” or a “hazardous substance” pursuant to state, federal or local governmental law, and also includes asbestos, polychlorinated biphenyls and petroleum products. 25.5 Governing Agreements. The provisions of this Section 25 are intended to govern any environmental compliance and contamination issues arising under this Lease and, in case of conflict with any other provision of this Lease, shall be controlling and supersede any conflicting provision of this Lease. 26. SIGNS. 26.1 Tenant’s Signage. Tenant shall not without the prior consent of Landlord place or permit to be placed in or upon the Building or the Project, any signs, notices, drapes, 16764.040 4830-2660-4226.6 47

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D shutters, blinds or displays of any type that are visible from outside the Premises. At its sole cost and expense, Landlord shall include Tenant in the Building directories located in the Building. Landlord reserves the right in Landlord’s sole and absolute discretion to place and locate on the roof, exterior of the Building, and in any area of the Building not leased to Tenant such signs, notices, displays and similar items as Landlord desires. Notwithstanding the foregoing, Landlord shall provide Tenant with identifying signage at the entry of the Premises (the “Premises Identification Signage”), and such signage shall comply with Landlord’s then-current Project standard signage program. Tenant’s Premises Identification signage shall initially be installed at Landlord’s cost, but the cost of any changes to the Premises Identification Signage shall be paid by Tenant within ten (10) days following demand. In addition, Tenant shall have, at Tenant’s cost but subject to the application of the Suite Improvement Allowance, the non-exclusive right to have its name included on each of (a) the monument sign for the Project on Bishop Drive, (b) the totem signage at the entrance of the South Wing of the Building, and (c) the third (3rd) floor façade to the left of the entrance of the South Wing of the Building, all as depicted on the signage plan attached hereto as Exhibit F (collectively, the “Exterior Signage”). Tenant shall pay all costs associated with the Exterior Signage, including costs of design, construction, permitting, installation, maintenance, repair and removal. Prior to the expiration or earlier termination of this Lease, Tenant, at its sole cost, shall remove the Exterior Signage and repair any and all damage caused by its removal. The design, materials, size, and exact location of the Exterior Signage (collectively, the “Signage Specifications”) shall be subject to Landlord’s approval, which shall not be unreasonably withheld, conditioned or delayed, provided that the same are consistent with Landlord’s signage standards in effect at the time (“Signage Criteria”). In addition, the Exterior Signage and Signage Specifications shall be subject to Tenant’s receipt of all required governmental permits and approvals and shall be subject to all Legal Requirements and the Signage Criteria. Tenant hereby acknowledges that, notwithstanding Landlord’s approval of the Exterior Signage and/or Signage Specifications, Landlord has made no representation or warranty to Tenant that Tenant will be able to obtain such permits and approvals. If Tenant violates any provision of this Section 26.1, Landlord shall have the immediate right, at Tenant’s sole expense, to remove any non-complying sign without notice to Tenant. 26.2 Rights Personal to Tenant. Tenant’s rights under Section 26.1 are personal to the Original Tenant executing this Lease and its Permitted Transferees and are otherwise not assignable or transferable, whether voluntarily or involuntarily, whether by operation of law or otherwise, either in connection with an assignment of this Lease, or a sublease of all or part of the Premises. Any purported transfer of any rights in violation of this Section 26.1 shall be void and a material default under this Lease. 27. COMPLIANCE WITH LAWS. 27.1 Landlord’s Obligations. Landlord shall, at all times during the Term, and at its sole cost and expense (subject to inclusion of such costs as Operating Costs to the extent permitted pursuant to Section 4), promptly comply with all Legal Requirements applicable to the structural portions of the Building, the Base Building Systems and the Common Areas, except to the extent such compliance is Tenant’s responsibility as provided in Section 27.2 below. As used in this Lease, “Legal Requirements” means all applicable laws, statutes, ordinances, regulations, rules and requirements of any governmental or public authority, including the Americans with 16764.040 4830-2660-4226.6 48

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D Disabilities Act of 1990, all regulations and guidelines promulgated thereunder (the “ADA”), as well as any and all Private Restrictions. 27.2 Tenant’s Obligations. Tenant shall, at all times during the Term, at its sole cost and expense, promptly comply with all Legal Requirements relating to (a) the operation of Tenant’s business at the Project, or (b) except for Landlord’s compliance with any Legal Requirements in accordance with Section 27.1, the use, condition, configuration or occupancy of the Premises. In addition, if a change to the Base Building Systems, the Common Areas or the structural portions of the Building becomes required under any Legal Requirements as a result of any Alterations or as a result of the specific use of the Premises by Tenant or any Tenant Party (other than typical business office usage), Landlord shall perform all such compliance work, at Tenant’s sole cost and expense. Landlord shall give Tenant at least thirty (30) days’ prior notice of the date that Landlord intends to commence any such compliance work (except in the event of an emergency, in which event Landlord shall furnish Tenant with such notice as shall be reasonably practicable), and, thereafter, Tenant shall pay to Landlord the reasonable cost of such compliance work within thirty (30) days of receiving written notice from Landlord of the amount of same and prior to the date Landlord commences such compliance work. 27.3 Disclosure Regarding Certified Access Specialist. Tenant acknowledges that the Premises have not been inspected by a Certified Access Specialist (a “CASp”) for purposes of California Civil Code Section 1938 and in accordance with said Section 1938, Landlord hereby discloses as follows: “A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises.” Tenant shall not conduct or arrange for any CASp inspection without first obtaining Landlord’s written consent to the scope of any inspection or report to be issued. Tenant agrees to be solely responsible for the cost of such CASp inspection and to not disclose the results thereof without the written consent of Landlord. 28. RULES AND REGULATIONS. Tenant and Tenant’s Representatives shall observe and comply fully and faithfully with all reasonable and nondiscriminatory rules and regulations adopted by Landlord for the care, protection, cleanliness and operation of the Project and its tenants (the “Rules and Regulations”), including those attached to this Lease as Exhibit C and any modification or addition thereto adopted by Landlord, provided Landlord shall have given written notice thereof to Tenant. Landlord shall not be responsible to Tenant for the nonperformance by any other tenant or occupant of the Project of any of said Rules and Regulations; provided that the Rules and Regulations shall be enforced in a non-discriminatory manner among similarly-situated tenants, and that to the extent of any conflict between the provisions of this Lease and those of the Rules and Regulations, the provisions of this Lease shall control. 16764.040 4830-2660-4226.6 49

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D 29. NOTICES. All notices, requests or demands of any kind required or desired to be given by Landlord or Tenant hereunder shall be in writing and shall be personally delivered, sent via United States mail, certified or registered, postage prepaid, return receipt requested, or sent by private messenger service or reputable overnight courier providing written confirmation of receipt, addressed to Landlord or Tenant respectively at the addresses set forth in the Basic Lease Provisions or such other address(es) as shall be established by notice to the other party given pursuant to this Section 29. Notices shall be deemed delivered on the date of receipt at the address(es) for such party designated pursuant to this Section 29 (as evidenced by the certified mail receipt or other written confirmation of delivery). If any notice is not received or cannot be delivered due to a change in the address of the recipient, notice of which was not previously given to the sending party, or due to a refusal to accept delivery, such notice shall be deemed delivered on the date delivery is attempted. Notwithstanding the foregoing, Landlord shall have the right, upon notice to Tenant thereof, to eliminate personal delivery as an effective means of notice hereunder. Any approval, consent or other notice under this Lease may be given on behalf of a party by the attorney for such party. 30. AUTHORITY. If Tenant is a corporation or a partnership, Tenant represents and warrants that Tenant is a duly organized and validly existing entity, and the persons signing on behalf of Tenant are duly authorized to execute and deliver this Lease on behalf of Tenant. Similarly, Landlord represents and warrants to Tenant that Landlord is a duly organized and validly existing entity, the persons signing on behalf of Landlord are duly authorized to execute and deliver this Lease on behalf of Landlord, and any approvals or consents of third parties required in connection with this Lease have been obtained prior to execution and delivery hereof. Tenant has delivered to Landlord Tenant’s Delegation of Authority authorizing the execution of this Lease by any Vice President(s), each of whom are authorized to sign this Lease on behalf of Tenant once this Lease has been approved by Tenant’s legal department and either Tenant’s Senior Vice President – Finance or its Chief Financial Officer and Chief Executive Officer, which approvals Tenant and the persons signing this Lease on behalf of Tenant represent and warrant to Landlord have been obtained. 31. RESERVED. 32. BROKERS. Tenant and Landlord each warrants and represents to the other party that in the negotiating or making of this Lease neither such party nor anyone acting on its behalf has dealt with any real estate broker or finder who might be entitled to a fee or commission for this Lease other than JLL, whose commission shall be paid by Landlord pursuant to a separate written agreement(s). Tenant and Landlord shall each indemnify and hold the other harmless from any claim or claims, including costs, expenses and attorney’s fees incurred by the other as a result of any other broker or finder asserting a claim for a fee or commission based upon any dealings with or statements made by the indemnifying party or its agents, employees or representatives. 33. RESERVED RIGHTS. Landlord reserves to itself all rights not expressly granted to Tenant hereunder, including the right, in Landlord’s sole and absolute discretion, to lease, renovate, improve, alter, subdivide, demolish, construct or develop the Project, or enter into new Private Restrictions with owners of other property, and no such act, or failure to so act, shall constitute a breach of any obligation to Tenant or give rise to any remedy, including any remedy of constructive eviction, damages or, subject to Section 7.4 above, abatement of Rent, provided 16764.040 4830-2660-4226.6 50

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D that Landlord shall exercise commercially reasonable efforts to minimize any interference with Tenant’s use or occupancy of the Premises in the exercise of such reserved rights. 34. TRANSFER OF THE BUILDING BY LANDLORD. In the event of any conveyance of the Building and assignment by Landlord of this Lease, Landlord shall be and is hereby released from all liability under any and all of its covenants and obligations contained in or derived from this Lease occurring after the date of such conveyance and assignment provided that such transferee expressly assumes all such covenants and obligations of Landlord under this Lease including Landlord’s obligations with respect to the Security Deposit. 35. MISCELLANEOUS. 35.1 Captions; Attachments; Defined Terms. (a) Captions. The captions of the Sections of this Lease are for convenience only and shall not be deemed to be relevant in resolving any question of interpretation or construction of any Section of this Lease. The provisions of this Lease shall be construed in accordance with the fair meaning of the language used and shall not be strictly construed against either party. When required by the contents of this Lease, the singular includes the plural. Wherever the term “including” is used in this Lease, it shall be interpreted as meaning “including, but not limited to,” the matter or matters thereafter enumerated. (b) Exhibits. Exhibits and addenda and schedules attached hereto (the “Exhibits”) are deemed to constitute part of this Lease and are incorporated herein. Any capitalized terms used but not defined in the Exhibits shall have the meanings ascribed to them in this Lease. (c) Defined Terms. The words “Landlord” and “Tenant” as used herein shall include the plural as well as the singular. Words used in neuter gender include the masculine and feminine and words in the masculine or feminine gender include the neuter. The obligations of this Lease as to a Tenant which consists of husband and wife shall extend, individually, to their sole and separate property as well as to their community property. For purposes hereof, “business day” shall be all calendar days, except Saturdays and Sundays and Holidays. 35.2 Entire Agreement. This Lease, along with any exhibits, addenda and schedules incorporated herein, constitutes the entire agreement between Landlord and Tenant relative to the Premises, and may be altered, amended or revoked only by instrument in writing signed by both Landlord and Tenant. All prior or contemporaneous agreements, oral and written, between and among Landlord and Tenant and their agents or representatives relative to the leasing of the Premises are superseded by this Lease. 35.3 Severability. If any term or provision of this Lease shall, to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each remaining term and provision of this Lease shall be valid and be enforceable to the fullest extent permitted by law. 35.4 Costs of Suit. If Tenant or Landlord brings any action for the enforcement or interpretation of this Lease, including any suit by Landlord for the recovery of Rent or possession of the Premises, the losing party shall pay to the prevailing party all of its costs and 16764.040 4830-2660-4226.6 51

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D expenses in connection therewith, including reasonable attorneys’ fees and costs. The “prevailing party” will be determined by the court before which the action was brought based upon an assessment of which party’s major arguments or positions taken in the suit or proceeding could fairly be said to have prevailed over the other party’s major arguments or positions on major disputed issues in the court’s decision. Notwithstanding the foregoing, Tenant shall pay all reasonable attorneys’ fees and other costs and expenses that Landlord incurs in interpreting or enforcing this Lease or otherwise protecting its rights hereunder (a) where Tenant has failed to pay Rent when due, or (b) in any bankruptcy case, assignment for the benefit of creditors, or other insolvency, liquidation or reorganization proceeding involving Tenant or this Lease. 35.5 Joint and Several Liability. All the terms, covenants and conditions contained in this Lease to be performed by either party, if such party shall consist of more than one person or organization, shall be deemed to be joint and several, and except as otherwise expressly provided to the contrary herein, all rights and remedies of the parties shall be cumulative and nonexclusive of any other remedy at law or in equity. 35.6 Independent Covenants; Binding Effect; Choice of Law. This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent, and Tenant hereby waives the benefit of any Legal Requirements to the contrary. Subject to any provisions hereof restricting assignment and subletting by Tenant, all of the provisions hereof shall bind and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. This Lease shall be governed and construed in accordance with by the laws of the State of California. 35.7 Waiver. No covenant, term or condition or the breach thereof shall be deemed waived, except by written consent of the party against whom the waiver is claimed, and any waiver or breach of any covenant, term or condition shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant, term or condition. Acceptance by Landlord of any performance by Tenant after the time the same shall have become due shall not constitute a waiver by Landlord of the breach or default of any covenant, term or condition unless otherwise expressly agreed to by Landlord in writing. Similarly, acceptance by Tenant of any performance by Landlord after the time the same shall have become due shall not constitute a waiver by Tenant of the breach or default of any covenant, term or condition unless otherwise expressly agreed to by Tenant in writing. 35.8 Force Majeure. Except to the extent expressly set forth to the contrary herein, if either party is delayed, interrupted or prevented from performing any of its obligations under this Lease, including its obligations under the Work Letter, and such delay, interruption or prevention is due to fire, act of God, governmental action (excluding governmental action resulting from the actions of Landlord or Tenant, e.g., inadequate permit submittals), labor dispute (provided that such labor dispute is industry-wide, and such party is not the particular target of such labor dispute), unavailability of materials, virus, disease, pandemic, epidemic, or other health emergency, or any other cause outside the reasonable control of such party (except financial inability) (“Force Majeure Events”), then the time for performance of the affected obligations of Landlord or Tenant, as the case may be, shall be extended for a period equivalent to the period of such delay, interruption or prevention. Notwithstanding the foregoing, in no event shall any payment required to be made under this Lease, including the payment of Rent, the payment of any 16764.040 4830-2660-4226.6 52

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D construction allowance or the payment of any other monetary obligation, be excused, nor shall any deadline or due date for payment be extended, by reason of any Force Majeure Event. 35.9 Landlord’s Liability. The term “Landlord”, as used in this Lease, shall mean only the owner or owners of the Building at the time in question. Notwithstanding any other term or provision of this Lease, the liability of Landlord for its obligations under this Lease is limited solely to Landlord’s interest in the Project (which interest includes all rental and other income, sales, insurance and condemnation proceeds) as the same may from time to time be encumbered, and no personal liability shall at any time be asserted or enforceable against any other assets of Landlord or against Landlord’s stockholders, directors, officers, members or partners on account of Landlord’s default under this Lease. 35.10 Consents and Approvals. Wherever the consent, approval, judgment or determination of Landlord or Tenant is required or permitted under this Lease, such consent, approval, judgment or determination shall not be unreasonably withheld, conditioned or delayed, unless a different standard is expressly set forth and, without limiting the foregoing, Landlord may withhold its consent in its sole and absolute discretion if any request by Tenant will affect the exterior of the Premises, the Common Areas, or title to the Building or Project, or if the same will adversely affect the structure the Building or any of the Base Building Systems, other tenants, or the safety or operation of the Building or Project. If it is determined that Landlord failed to give its consent where it was required to do so under this Lease, Tenant shall be entitled to specific performance but not to monetary damages for such failure, unless Landlord withheld its consent maliciously and in bad faith. The review and/or approval by Landlord of any item to be reviewed or approved by Landlord under the terms of this Lease or any exhibits hereto shall not impose upon Landlord any liability for accuracy or sufficiency of any such item or the quality or suitability of such item for its intended use. Any such review or approval is for the sole purpose of protecting Landlord’s interest in the Project and no third parties, including Tenant or Tenant’s Representatives or any person or entity claiming by, through or under Tenant, shall have any rights against Landlord with respect thereto. 35.11 Delivery of Financial Statements. Upon request by Landlord, but not more than twice in any period of twelve (12) consecutive months, Tenant shall deliver to Landlord copies of Tenant’s most recent quarterly and annual audited financial statements, including balance sheets, income statements, statement of cash flow, and statements of net worth. Landlord may disclose the information (and may deliver copies of such financial statements) to Landlord’s current and prospective lenders and prospective purchaser(s). Landlord shall exercise commercially reasonable efforts to keep all such financial statements confidential, provided that Landlord may disclose the same to existing or prospective lenders, investors, partners, purchasers or other persons reasonably having a need to review such financial statements, so long as Landlord uses commercially reasonable efforts to cause such entities and persons to keep such financial statements confidential. Notwithstanding the foregoing, if Tenant is a “public company” and its financial information is publicly available, then, so long as Tenant remains a public company, the foregoing requirements regarding Tenant’s financial statements shall not apply. 35.12 Relationship of Parties. It is understood and agreed that this Lease is not intended to create any relationship between the parties other than that of landlord and tenant, and 16764.040 4830-2660-4226.6 53

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D neither party hereto shall represent to any third party that any relationship other than the foregoing exists. 35.13 Administrative Charges. If Landlord performs any maintenance or repairs that are the obligation of Tenant or repairs any damage caused by Tenant or Tenant Parties, then, in addition to reimbursing Landlord for the reasonable cost of such maintenance or repairs, Tenant shall pay Landlord an administrative fee equal to ten percent (10%) of the cost of the work. In addition, and without limiting any other provision of this Lease, whenever Tenant requests Landlord’s consent or submits documents to Landlord for Landlord’s review, including landlord lien waivers, Tenant shall pay to Landlord all out-of-pocket costs and expenses, including reasonable attorneys’ fees and disbursements, incurred by Landlord in connection with such consent or review. 35.14 Survival. The covenants of Landlord and Tenant set forth in this Lease that, by their express terms or nature, are to be performed after the expiration or earlier termination of this Lease shall survive the expiration or earlier termination of this Lease. 35.15 Sanctions Lists. (a) Landlord advises Tenant hereby that the purpose of this Section 35.15 is to provide to the Landlord information and assurances to enable Landlord to comply with the Legal Requirements imposed by the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of the Treasury. Tenant hereby represents, warrants and covenants to Landlord that either: (i) Tenant is “Regulated Entity” (as defined below), or (ii) neither Tenant nor any person or entity that directly or indirectly has an ownership interest in Tenant of twenty-five percent (25%) or more, is or will be (1)(A) subject to a U.S. comprehensive sanctions program administered by OFAC, (B) named on OFAC’s U.S. Specially Designated Nationals list, or (C) named on OFAC’s Sectoral Sanctions Identifications list ((A), (B) and (C), collectively, the “OFAC Sanctions Lists”), (2) named on any other locally required sanctions lists (“Country Lists”), or (3) named on the United Nations Security Council’s sanctions list (the “U.N. List” and together with the OFAC Sanctions Lists and the Country Lists, the “Sanctions Lists”). (b) If, in connection with this Lease, there is one or more Guarantors of Tenant’s obligations under this Lease, then Tenant further represents, warrants and covenants that either: (i) any such Guarantor is a Regulated Entity, or (ii) neither Guarantor nor any person or entity that directly or indirectly has an ownership interest in such Guarantor of twenty-five percent (25%) or more, is or will be on the Sanctions Lists. 16764.040 4830-2660-4226.6 54

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D For purposes of this Section, a “Regulated Entity” shall mean a U.S. public company (including their documented wholly-owned subsidiaries) or any other entity, including a bank, that is regulated by the SEC, FINRA, or Federal Reserve. 35.16 Time Periods. All periods of time referred to in this Lease shall include all Saturdays, Sundays and Holidays, unless the period of time specifies business days; provided, however, that if the date or last date to perform any act or give notice or approval shall fall on a Saturday, Sunday or Holiday, such act, notice or approval shall be timely if performed or given on the next succeeding day which is not a Saturday, Sunday or Holiday. 35.17 Time of the Essence. Time is of the essence for the performance of each term, condition and covenant of this Lease. The foregoing shall not operate, however, to reduce the time period allocated for the performance of any obligation or the curing of any default if a time period is specified in this Lease for the performance of such obligation. 35.18 Execution; Counterparts. The submission of this Lease for review or signature by Tenant does not constitute an offer or option to lease the Premises, and it shall not be effective as a lease or otherwise until this Lease is fully executed and delivered by Landlord and Tenant. Landlord and Tenant may execute this Lease in multiple counterparts and may deliver copies of such executed counterparts to each other by facsimile or electronically (by e-mail and in formats such as PDF or via DocuSign), and such manner of execution and delivery shall be deemed valid and binding for all purposes on the date of such delivery; provided, however, that each party shall deliver original signed counterparts of this Lease to each other party as soon as reasonably practicable thereafter. Each counterpart shall constitute an original and all of the counterparts, when taken together, shall constitute one and the same instrument. Any copy of a fully-executed version of this Lease shall be deemed an original for all purposes. 35.19 ARBITRATION. (a) Except as provided in Section 35.19(b) below, Landlord and Tenant agree to first negotiate and then mediate with respect to any claim or dispute arising out of or relating to this Lease, before resorting to court action. Either party may initiate settlement negotiations by providing written notice to the other party, setting forth the subject of the claim or dispute. Landlord and Tenant agree to cooperate in scheduling negotiations and to participate in the settlement negotiations in good faith. If Landlord and Tenant fail to settle such claim or dispute within thirty (30) days after the date of mailing of the notice initiating settlement negotiations or within such additional time period as the parties may agree in writing (such period being the “Negotiation Period”), the parties agree to submit the matter to JAMS for mediation. Either party may commence mediation by providing to JAMS and the other party a written request for mediation, setting forth the subject of the claim or dispute and the relief requested. Except as provided herein or by written agreement of the parties, the mediation shall be conducted pursuant to the JAMS rules in a location reasonably designated by Landlord in Contra Costa County. The parties will cooperate in selecting a mediator from the JAMS panel of neutrals, and in scheduling the mediation proceedings. The parties agree to participate in the mediation in good faith, and to share equally in its costs. All offers, promises, conduct and statements, whether oral or written, made in the course of the Negotiation Period or the mediation by either of the parties, their employees, agents, experts and attorneys, and by the mediator and any other JAMS employees, 16764.040 4830-2660-4226.6 55

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D are confidential, privileged and inadmissible for any purpose, including impeachment, in any litigation or other proceeding involving the parties, but evidence that is otherwise admissible or discoverable shall not be rendered inadmissible or non-discoverable as a result of its use in the mediation. If JAMS should no longer exist at the time the claim or dispute arises, the matter shall be submitted to its successor entity, or if there is no such successor entity, to the American Arbitration Association or other similar organization mutually agreed upon by the parties, and except as provided herein or by mutual agreement of the parties, the mediation rules of such successor or alternate organization shall apply. Except as may be expressly set forth in any written settlement agreement, should the matter be settled by negotiation or mediation prior to commencing court action, each party shall pay its own attorneys’ fees and costs. Except as provided in Section 35.19(b), neither party may commence an action arising out of or relating to this Lease until expiration of the Negotiation Period and completion of the initial mediation session in accordance with this Section 35.19. If either party commences an action with respect to a claim or dispute covered by this Section 35.19 without first attempting to resolve the matter through negotiation and mediation, or refuses to negotiate or mediate after a request has been made, then that party shall not be entitled to recover attorneys’ fees and costs, even if such fees and costs would otherwise be available to that party in such action. (b) Either party may seek equitable relief to preserve the status quo prior to participating in the negotiation and mediation proceedings required pursuant to this Section 35.19. In addition, the following matters are excluded from mandatory negotiation and mediation hereunder: (i) an unlawful detainer action; (ii) any matter relating to a monetary Event of Default pursuant to Section 19.1(a) or Section 19.1(b) above; (iii) actions seeking equitable remedies (including injunction and declaratory relief); (iv) any matter that is within the jurisdiction of probate, small claims, or bankruptcy court; or (v) the determination of Fair Market Value as provided in Section 2.3 above. (c) The provisions of this Section 35.19 may be enforced by any court of competent jurisdiction, and the party seeking enforcement shall be entitled to an award of all fees and costs, including reasonable attorneys’ fees, to be paid by the party against which enforcement is ordered. The covenants of Landlord and Tenant contained in this Section 35.19 shall survive the expiration or earlier termination of this Lease. (d) Nothing contained herein shall enable either party to compel the other party to submit any dispute to arbitration and neither party shall be required to submit a dispute to arbitration prior to commencing an action with respect to a claim or dispute covered by this Section 35.19 so long as such party first complies with terms and conditions of this Section 35.19. 36. RIGHT OF FIRST OFFER. 36.1 First Offer Space. In the event that Suite 160 or Suite 450 in the Building become “available for lease to third parties” (as defined below) during the Term (any such space is herein referred to as the “First Offer Space”), Tenant shall have an on-going right of first offer (“Right of First Offer”) to lease such First Offer Space subject to, and in accordance with, the terms and conditions set forth in this Section 36. For purposes of this Section 36, Suites 160 and 450 in the Building shall be “available for lease to third parties” if, after the date of this Lease, 16764.040 4830-2660-4226.6 56

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D (a) Landlord is free to lease such space to the general public, unencumbered by any renewal rights, expansion rights, rights of first offer or other similar rights in favor of other tenants in the Building, and (b) Landlord intends to market the space to the general public (i.e., the space will not be occupied by Landlord, its affiliates or successors, or by an existing tenant of the space, whether or not the renewal of the existing tenant is pursuant to an express written provision in such tenant’s lease and without regard to whether such renewal is characterized by the parties thereto as a “renewal” or as a “new lease”) (all of the foregoing are herein referred to as “Superior Rights”). 36.2 First Offer Notice. (a) Landlord shall give Tenant written notice (the “First Offer Notice”) at such time as any First Offer Space will or has become available for lease to third parties in accordance with Section 36.1 above (as such availability is determined by Landlord) pursuant to the terms of Tenant’s Right of First Offer, as set forth in this Section 36. A First Offer Notice may be conditioned on the failure of a holder of Superior Rights to lease all or any portion of such space. (b) Any First Offer Notice shall set forth the material terms upon which Landlord is willing to lease the applicable First Offer Space to Tenant, including (i) Landlord’s good faith written proposal of the Base Rent for such First Offer Space (which shall be based on the definition of Fair Market Value, as set forth in Section 2.3(c), with appropriate adjustments thereto to be made by Landlord to reflect the leasing of the First Offer Space as compared to determining the Fair Market Value for an Option Term, and further, during the first twenty-four (24) months of the Term, any such proposal shall reflect Landlord’s payment of a full brokerage commission based on Landlord’s then-current commission schedule), (ii) the tenant improvements, if any, Landlord proposes to install, and/or any tenant improvement allowance that Landlord proposes to pay, (iii) the anticipated date upon which possession of such First Offer Space will be available (the “Anticipated Delivery Date”), and (iv) any other material conditions or provisions relating to the leasing of such First Offer Space that vary from the provisions of this Lease; provided, however, that if, at the time Landlord delivers the First Offer Notice to Tenant, Landlord has a bona fide third-party offer for the First Offer Space that Landlord is prepared to accept, then the Base Rent agreed upon by such third party shall be the Base Rent offered to Tenant (subject to Landlord’s good faith adjustments based on the other economic and other material terms of the third-party offer). 36.3 Procedure for Acceptance. (a) Tenant may, not later than fifteen (15) business days after Landlord delivers the First Offer Notice to Tenant (or, if there is a third party offer for the applicable First Offer Space, not later than seven (7) days after Landlord delivers the First Offer Notice) (the “Election Date”), at its option, deliver a written notice to Landlord electing to lease the applicable First Offer Space upon the terms set forth in the First Offer Notice (“Tenant’s Election Notice”). In addition, if there is no third party tenant offer for the First Offer Space, and Tenant wishes to lease the First Offer Space on terms other than those specified in the First Offer Notice, Tenant may, on or before the Election Date, provide Landlord with a notice (“Tenant’s Offering Notice”) specifying the terms upon which Tenant is willing to lease the First Offer Space. 16764.040 4830-2660-4226.6 57

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D (b) Tenant may exercise its Right of First Offer only with respect to all of the First Offer Space identified in the First Offer Notice. If Tenant does not deliver Tenant’s Election Notice or a Tenant's Offering Notice on or before the Election Date, then Tenant shall have no further right to lease the First Offer Space identified in the First Offer Notice until after Landlord leases such First Offer Space to a third party (the rights of whom shall then constitute a “Superior Right” for purposes of Section 36.1 above) and such First Offer Space again becomes available for lease to Tenant in accordance with, and subject to, the terms and conditions set forth in this Section 36. Time is of the essence of this provision, and Tenant acknowledges and agrees that Landlord will have no obligation to lease any First Offer Space to Tenant if Tenant does not deliver Tenant’s Election Notice within the time specified. Any qualified or conditional acceptance by Tenant of Landlord’s First Offer Notice shall be deemed a Tenant’s Offering Notice, and a counter-offer to, and a rejection of, Landlord’s First Offer Notice. If there is no third party tenant offer for the First Offer Space and Tenant elects to provide a Tenant’s Offering Notice, the parties agree to negotiate in good faith for ten (10) days following Tenant’s delivery of Tenant’s Offering Notice to attempt to reach mutually agreeable terms for the lease by Tenant of such First Offer Space, provided that any such definitive agreement on the terms for such a lease shall be subject to the sole (but good faith) discretion of both Landlord and Tenant. If Tenant’s Election Notice is not a written, unconditional acceptance of Landlord’s First Offer Notice, or is not delivered to Landlord by the Election Date, then Tenant shall be deemed to have rejected Landlord’s First Offer Notice. 36.4 Tenant’s Offering Notice; Other Terms and Conditions. If Tenant (i) fails to deliver a Tenant’s Election Notice prior to the Election Date, (ii) delivers to Landlord Tenant’s Offering Notice as provided in Section 36.3 above, or (iii) fails to execute and deliver to Landlord the lease amendment described in Section 36.5 below reflecting the addition of the First Offer Space within ten (10) business days following receipt thereof by Tenant (provided that Tenant shall have a reasonable opportunity to negotiate such lease amendment to the extent that it does not correctly reflect the agreed upon terms and conditions), then, within nine (9) months thereafter (or, if the First Offer Notice is delivered within the first twenty-four (24) months of the Term of the Lease, then within six (6) months thereafter), (a) Landlord may lease the First Offer Space to any person on terms and conditions Landlord may deem appropriate (provided that such terms are not more favorable to such person than the terms and conditions set forth in Tenant’s Offering Notice, if applicable); or (b) if Tenant has delivered Tenant’s Offering Notice to Landlord as provided above, then Landlord may elect, by written notice to Tenant, to lease the First Offer Space to Tenant on the terms and conditions set forth in Tenant’s Offering Notice; provided, however, that, at any time before such election by Landlord, Tenant may revoke Tenant’s Offering Notice, in which event Landlord may lease the First Offer Space to any person on terms and conditions Landlord may deem appropriate. If Landlord either fails to lease the First Offer Space within said nine (9) month period (or six (6) month period, as applicable), or desires to lease the First Offer Space within said nine (9) month period (or six (6) month period, as applicable) but on terms materially more favorable than were set forth in Tenant’s Offering Notice, if applicable, Landlord shall again comply with the terms of this Section 36 with respect to such First Offer Space. 36.5 Amendment to Lease. If Tenant delivers a Tenant’s Election Notice prior to the Election Date or, if applicable, Landlord elects to lease the First Offer Space to Tenant on the terms and conditions set forth in Tenant’s Offering Notice, Landlord shall prepare and Tenant shall promptly execute an amendment to this Lease (provided that Tenant shall have the 16764.040 4830-2660-4226.6 58

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D opportunity to negotiate such lease amendment to the extent that it does not correctly reflect the agreed upon terms and conditions) (a) to add the applicable First Offer Space to the Premises upon the terms specified in the First Offer Notice, Tenant’s Offering Notice, or as otherwise agreed to by the parties in writing, as the case may be, and otherwise on the terms and conditions set forth herein, and (b) to modify the applicable provisions of this Lease, including items in the Basic Lease Provisions, such as Tenant’s Share and the Floor Area of the Premises. In addition, if, within the first twenty-four (24) months of the Term, Tenant leases any of the First Offer Space, Landlord shall pay JLL a full brokerage commission in connection therewith based on Landlord’s then- current commission schedule, so long as Tenant certifies to Landlord that JLL is entitled to such a fee or commission, and Tenant agrees to indemnify and hold Landlord harmless from any claim or claims, including costs, expenses and attorney’s fees, incurred by Landlord as a result of any other broker or finder asserting a claim for a fee or commission based upon any dealings with or statements made by Tenant or its agents, employees or representatives in connection with the First Offer Space. 36.6 Conditions of Exercise. Notwithstanding any provision of this Section 36 to the contrary, if Tenant is in monetary or material non-monetary default beyond applicable notice and cure periods under any of the terms, covenants or conditions of this Lease either at the time a First Offer Notice would otherwise be required to be sent under this Section 36, or any other time following Tenant’s exercise of its right to lease the First Offer Space and prior to the date upon which possession of the First Offer Space is to be delivered to Tenant, Landlord shall have, in addition to all of Landlord’s other rights and remedies provided in this Lease, the right to terminate Tenant’s rights under this Section 36, and in such event Landlord shall not be required to deliver the First Offer Notice or to deliver possession of the First Offer Space to Tenant. If not earlier terminated, the rights of Tenant pursuant to this Section 36 shall automatically terminate upon the Expiration Date (as the same may be extended hereunder). Nothing contained in this Section 36 shall be deemed to impose any obligation on Landlord to refrain from negotiating with the existing tenant of any First Offer Space or to take any other action or omit to take any other action in order to make any First Offer Space available to Tenant. 36.7 Rights Personal to Tenant. Tenant’s right to lease the First Offer Space pursuant to this Section 36 is personal to, and may be exercised only by, the Original Tenant or any Permitted Assignee, and only if the Original Tenant or a Permitted Transferee continues to occupy the entirety of the Premises (as the same may be expanded) at the time of such exercise. If Tenant shall assign this Lease (other than to a Permitted Assignee) or sublet all or any portion of the Premises (as the same may be expanded hereunder) (other than to a Permitted Transferee), then immediately upon such assignment or subletting, Tenant’s right to lease any First Offer Space pursuant to this Section 36 shall simultaneously terminate and be of no further force or effect. No assignee (other than a Permitted Assignee) or subtenant shall have any right to lease the First Offer Space pursuant to this Section 36. 37. ROOFTOP EQUIPMENT. 37.1 Communications and HVAC Equipment. Subject to the applicable terms and conditions contained in this Lease (including Section 9 and this Section 37) and all Legal Requirements, Tenant shall, during the Term, have the right to install and maintain : (a) on the roof of the Building, one (1) satellite dish or other similar wireless communications device for receiving 16764.040 4830-2660-4226.6 59

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D of signals or broadcasts (as opposed to the generation or transmission of any such signals or broadcasts) to serve Tenant’s business in the Premises (the “Satellite Dish”), and up to two (2) supplemental HVAC units necessary to provide the Premises with additional heating and cooling capacity (each, a “Rooftop Unit”), in a specific location reasonably designated by Landlord (as applicable, the “Rooftop Area”); and (b) connections for the Satellite Dish and Rooftop Units for (i) electrical wiring to the Building’s existing electrical supply and (ii) cable or similar connection necessary to connect the Satellite Dish and Rooftop Units with Tenant’s related equipment located in the Premises. The routes or paths for such wiring and connections shall be through the Building’s existing risers, conduits and shafts, subject to space limitations and Landlord’s reasonable requirements for use of such areas, and in all events subject to Landlord’s approval (not to be unreasonably withheld, conditioned or delayed) of plans and installation pursuant to other provisions of this Lease, including Section 9 above (such routes or paths are collectively referred to as the “Building Risers” and all such electrical and other connections are referred to, collectively, as the “Connections”). The Satellite Dish and related Connections are collectively referred to as the “Telecom Equipment”, the Rooftop Units and related Connections are, collectively, referred to as the “Supplemental HVAC Equipment”, and the Telecom Equipment and Supplemental HVAC Equipment are, collectively, referred to as the “Rooftop Equipment”. All costs associated with the design, fabrication, engineering, permitting, installation, screening, maintenance, repair and removal of the Rooftop Equipment shall be borne solely by Tenant. For avoidance of doubt, the Rooftop Area shall not include, and Tenant shall not have access to (except to the extent reasonably necessary to service or maintain the Rooftop Equipment), any portion of the roof to which another person has exclusive rights. Landlord shall charge no rent or other usage fee in connection with Tenant’s right to use the Rooftop Area pursuant to this Section 37. 37.2 Reserved. 37.3 Interference. Without limiting the generality of any other provision hereof, Tenant shall install, maintain and operate the Telecom Equipment in a manner so as to not cause any electrical, electromagnetic, radio frequency or other material interference with the use and operation of any: (a) television or radio equipment in or about the Project; (b) transmitting, receiving or master television, telecommunications or microwave antennae equipment currently or hereafter located in any portion of the Project; or (c) radio communication system now or hereafter used or desired to be used by Landlord or any current licensee or tenant of Landlord or any future licensee or tenant of Landlord. Upon notice of any such interference, Tenant shall immediately cooperate with Landlord to identify the source of the interference and shall, within twenty-four (24) hours, if requested by Landlord, cease all operations of the Telecom Equipment (except for intermittent testing as reasonably approved by Landlord) until the interference has been corrected to the reasonable satisfaction of Landlord, unless Tenant establishes to the reasonable satisfaction of Landlord prior to the expiration of such twenty-four (24) hour period that the interference is not caused by the Telecom Equipment, in which case Tenant may operate its Telecom Equipment pursuant to the terms of this Lease. Tenant shall be responsible for all costs associated with any tests deemed necessary to resolve any and all interference as set forth in this Section 37.3. If any such interference caused by Tenant has not been corrected within ten (10) days after notice to Tenant, Landlord may (i) require Tenant to remove the specific Telecom Equipment causing such interference, or (ii) eliminate the interference at Tenant’s expense. If the equipment of any other party causes interference with the Telecom Equipment, Tenant shall reasonably cooperate with such other party to resolve such interference in a mutually acceptable 16764.040 4830-2660-4226.6 60

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D manner, provided that Landlord agrees to use commercially reasonable efforts to cause such other party to reasonably cooperate with Tenant. 37.4 Roof Repairs. If Landlord desires to perform roof repairs and/or roof replacements to the Building (the “Roof Repairs”), Landlord shall give Tenant at least ten (10) business days’ prior notice of the date Landlord intends to commence such Roof Repairs (except in the event of an emergency, in which event Landlord shall furnish Tenant with the notice that Landlord deems appropriate in light of the circumstances), along with a description of the work scheduled to be performed, where it is scheduled to be performed on the roof, and a reasonable estimate of the time frame required for that performance. Tenant shall, within ten (10) business days following receipt of such notice, undertake such measures as it deems suitable to protect the Telecom Equipment from interference by Landlord, its agents, contractors or employees, in the course of any Roof Repairs. 37.5 Rules and Regulations. Without limiting the applicable provisions of this Lease, Tenant’s use of the roof of the Building for the installation, operation, maintenance and use of the Rooftop Equipment shall be subject to the terms and conditions contained in the “Rooftop Rules and Regulations” attached hereto as Exhibit C-1. 37.6 Rights Personal to Tenant. Tenant’s rights under this Section 37 shall not be transferable or assignable, whether voluntarily or involuntarily, whether by operation of law or otherwise, except in connection with a Permitted Transfer or in connection with a Transfer approved by Landlord pursuant to Section 16 above. Any purported transfer of any rights in violation this Section 37 shall be void and a material default under this Lease. Landlord and Tenant have executed this Lease on the date and year set forth at the beginning of this Lease. Landlord: Tenant: 2600 CR, LLC, FIVE9, INC., a Delaware limited liability company a Delaware corporation By: QuinnCo, LLC, a California limited liability company, its Manager By: By: The Alexander Mehran Revocable Trust, Title: SVP, Finance its Manager By: _____________________________ By: Alexander R. Mehran, Jr., Trustee Title: EVP, Strategy & Operations 16764.040 4830-2660-4226.6 61

DocuSign Envelope ID: 390393F4-EE01-4D38-B0C6-A9BBF1B23F9D

EXHIBIT A

FLOOR PLAN OF PREMISES


Bishop Ranch 2600 | Second Floor South Building
3001 Bishop Drive San Ramon, California
BISHOP RANCH

16764.040 4830-2660-4226.6 Exhibit A, Page 1

DocuSign Envelope ID: 390393F4-EE01-4D38-B0C6-A9BBF1B23F9D





Bishop Ranch 2600 | Third Floor South Building

3001 Bishop Drive San Ramon, California

BISHOP RANCH

16764.040 4830-2660-4226.6

Exhibit A, Page 2

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D EXHIBIT B WORK LETTER This work letter (“Work Letter”) sets forth the terms and conditions relating to the construction of the initial improvements in the Premises. All capitalized terms used but not defined herein shall have the respective meanings given such terms in the Lease. SECTION I SUITE IMPROVEMENTS 1.1 Suite Improvements. Landlord shall cause the “General Contractor” (as defined in Section 3.2 below) to construct and install in the Premises with reasonable diligence the improvements and fixtures provided for in this Work Letter (the “Suite Improvements”). All Suite Improvements shall be performed in a first-class workmanlike manner in accordance with the “Approved Construction Drawings” (as hereinbelow defined). Landlord or the General Contractor will be responsible for moving and re-installing the Existing FF&E to the extent required to perform the Suite Improvements, provided that the cost of moving and re-installing the Existing FF&E shall be borne by Tenant (subject to application of the Suite Improvement Allowance, as described below). 1.2 Selection of Architect. At Tenant’s sole cost and expense (subject to application of the Suite Improvement Allowance), Tenant has selected and retained, and Landlord has approved, Huntsman Architectural Group as Tenant’s architect/space planner (the “Architect”) to prepare the “Design Development Plan” (as defined in Section 2.2.2 below) and the “Construction Drawings” (as defined in Section 2.1 below). The Architect shall be subject to Landlord’s approval, which shall not be unreasonably withheld, conditioned or delayed. 1.3 Selection of Project Manager. At Tenant’s sole cost and expense (subject to application of the Suite Improvement Allowance), Tenant shall have the right to select and retain a project manager (“Tenant’s Project Manager” ) subject to Landlord’s approval, which shall not be unreasonably withheld, conditioned or delayed. SECTION II CONSTRUCTION DRAWINGS; SELECTION OF CONTRACTOR 2.1 Tenant’s Responsibility. Tenant shall be solely responsible for the timely preparation and submission to Landlord of all space plans and all architectural drawings, plans and specifications necessary to complete the Suite Improvements (collectively, the “Drawings”), including the final architectural working drawings for the Premises in a form that is sufficient to enable subcontractors to bid on the work and to obtain all applicable permits for the Suite Improvements (the “Construction Drawings”). All Drawings shall (a) comply with the drawing format and specifications required by Landlord as set forth in Exhibit B-1 attached hereto and incorporated herein by reference, (b) be consistent with Landlord’s requirements regarding the design and function of the Building (“Landlord Requirements”) that have been communicated to Tenant in writing, and (c) otherwise be subject to Landlord’s reasonable approval in accordance with Section 2.7 below. If requested by Tenant, Landlord shall use commercially reasonable 16764.040 4830-2660-4226.6 Exhibit B, Page 1

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D efforts to assist Tenant, or cause its architect and/or engineers to assist Tenant, in preparing all or a portion of the Drawings; provided, however, that, whether or not the Drawings are prepared with such assistance, Tenant shall be solely responsible for the timely preparation and submission of the Drawings and for all elements thereof and, subject to Section IV below, all costs relating thereto. Without limiting the foregoing, Tenant shall be responsible for ensuring (x) that all elements of the design of the Drawings comply with all Legal Requirements and are otherwise suitable for Tenant’s use of the Premises, and (y) that no Suite Improvements impair any system or structural component of the Building, and neither the preparation of the Drawings by or with the help of Landlord’s architect or engineers nor Landlord’s approval of the Drawings shall relieve Tenant from such responsibility. 2.2 Plans. 2.2.1 Design Development Plan. On or before August 14, 2020, Tenant shall cause the Architect to prepare a design development plan for the Suite Improvements, including a layout and designation of all offices, rooms and other partitioning, and equipment to be contained in the Premises, together with their intended use (the “Design Development Plan”), and shall deliver four (4) copies of the Design Development Plan, signed by Tenant, to Landlord for its approval. The Design Development Plan shall show at a minimum the information enumerated on Exhibit B-1 attached hereto. Landlord shall provide Tenant with notice approving or reasonably disapproving the Design Development Plan in accordance with Section 2.7 below within ten (10) days after Landlord’s receipt thereof. If Landlord reasonably disapproves the Design Development Plan, Landlord’s notice of disapproval shall describe with reasonable specificity the basis for such disapproval and the changes that would be necessary to resolve Landlord’s objections, and upon the request of Tenant, Landlord agrees to confer with Tenant, the Architect and Tenant’s Project Manager regarding its reasons for such disapproval. If Landlord disapproves the Design Development Plan (or any component thereof), Tenant shall cause the Design Development Plan to be modified and resubmitted to Landlord for its approval, which shall be provided to Tenant in writing within seven (7) business days of its receipt of the modified Construction Drawings. Such procedure shall be repeated as necessary until Landlord has approved the Design Development Plan (or the applicable component thereof). The Design Development Plan approved by Landlord shall constitute the “Approved Design Development Plan”. 2.2.2 Construction Drawings. On or before September 18, 2020, Tenant shall cause the Architect to complete the Construction Drawings and shall deliver four (4) copies of the Construction Drawings, signed by Tenant, to Landlord for its approval. The Construction Drawings shall show at a minimum the information enumerated on Exhibit B-1 attached hereto. Notwithstanding the foregoing, at Tenant’s option, the Construction Drawings may be prepared in two phases (first the architectural drawings, then engineering drawings consistent with the previously provided architectural drawings), provided that each phase shall be subject to Landlord’s approval. Landlord shall provide Tenant with notice approving or reasonably disapproving the Construction Drawings (or the applicable component thereof) in accordance with Section 2.7 below within ten (10) business days after Landlord’s receipt thereof. If Landlord reasonably disapproves the Construction Drawings (or any component thereof), Landlord’s notice of disapproval shall describe with reasonable specificity the basis for such disapproval and the changes that would be necessary to resolve Landlord’s objections, and upon the request of Tenant, 16764.040 4830-2660-4226.6 Exhibit B, Page 2

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D Landlord agrees to confer with Tenant, the Architect and Tenant’s Project Manager regarding its reasons for such disapproval. If Landlord disapproves the Construction Drawings (or any component thereof), Tenant shall cause the Construction Drawings to be modified and resubmitted to Landlord for its approval, which shall be provided to Tenant in writing within seven (7) business days of its receipt of the modified Construction Drawings. Such procedure shall be repeated as necessary until Landlord has approved the Construction Drawings (or the applicable component thereof). The Construction Drawings approved by Landlord shall constitute the “Approved Construction Drawings”. 2.3 Selection of General Contractor. 2.3.1 Bidding Process. Within ten (10) business days following Landlord’s approval of the Design Development Plan, Landlord will put the Design Development Plan out for bid to three (3) general contractors, one of which shall be Sunset Development Company (“SDC”), and the other two (2) shall be selected by Tenant and reasonably approved by Landlord or be selected by Tenant from Landlord’s list of preferred contractors, which list includes BCCI, Source Construction, and Truebeck Construction. 2.3.2 Approved Bids. Within twenty-seven (27) days following Landlord’s putting the Design Development Plan out to bid pursuant to Section 2.3.1, Landlord will provide to Tenant the bids to complete the work as shown on the Construction Drawings from the bidding contractors (the “Bids”). Landlord shall require that each trade estimated to exceed Twenty-Five Thousand Dollars ($25,000.00) be put out to at least three (3) bidders, except for the mechanical, electrical and plumbing (“MEP”) and fire sprinkler protection subcontractors (which may be selected by Landlord on a “sole-sourced” basis, provided their fees are reasonably competitive), and except that the fire alarm subcontractor must be Pacific Auxiliary Fire Alarm Company (the parties acknowledging that the Suite Improvements to be performed by the MEP subcontractors and the fire sprinkler protection and fire alarm systems for the Premises shall be performed on a “design-build” basis). Landlord shall also require that each bidding contractor provide a reasonably detailed schedule to complete the Suite Improvements as shown on the Construction Drawings (when the same are performed without the payment of overtime or other premiums). Upon receipt of the subcontractor bids, Landlord, in consultation with the bidding contractors, shall reconcile the subcontractor bids to adjust for incorrect or inconsistent assumptions so a like kind comparison can be made and deliver the Bids and such reconciliation/comparison to Tenant. Within five (5) business days following Landlord’s delivery of the Bids and such reconciliation/comparison to Tenant, Tenant shall, in cooperation with Landlord, select from among the various bidders the general contractor to perform the Suite Improvements (the “General Contractor”), which shall be the contractor that submitted the lowest cost bid, unless otherwise approved by both Tenant and Landlord. The Bid selected by Tenant shall herein be referred to as the “Approved Bid”, the construction schedule included in the Approved Bid shall herein be referred to as the “Construction Schedule”, and the Approved Bid and Construction Schedule approved by Tenant are herein, collectively, referred to as the “Approved Construction Terms”. Without limiting the provisions of Section 4.4 below, Tenant acknowledges and agrees that, if the Construction Schedule approved by Tenant provides for more than ten (10) weeks between Landlord’s receipt of Permits and the Substantial Completion Date, inclusive, each day beyond such ten (10) week period shall constitute a “Tenant Delay”. 16764.040 4830-2660-4226.6 Exhibit B, Page 3

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D 2.4 Approved Construction Drawings; Permits. Promptly following Tenant’s selection of the General Contractor and Landlord’s receipt of the Approved Construction Terms, Landlord shall submit the Approved Construction Drawings to the appropriate municipal authorities for the purpose of securing the applicable building permits necessary to allow the General Contractor to commence and complete the construction of the Suite Improvements (the “Permits”). 2.5 Change Orders. If, prior to the Substantial Completion Date, Tenant shall request improvements or changes to the Premises in addition to, revision of or substitution for the Suite Improvements identified on the Approved Construction Drawings, including any request for above-Building standard finishes or other detailed specifications (individually or collectively, a “Change Order”), Tenant shall deliver to Landlord for its reasonable approval plans and specifications for such Change Order in accordance with Section 2.7 below, which shall be provided to Tenant in writing within ten (10) days of Landlord’s receipt of the subject Change Order. If Landlord does not approve the plans and specifications for such Change Order, Landlord shall, if applicable, advise Tenant of the revisions required to obtain Landlord’s approval. Tenant shall revise and redeliver the plans and specifications to Landlord within five (5) days of Landlord’s reasonable disapproval or Tenant shall be deemed to have abandoned its request for such Change Order. If Landlord approves the plans and specifications for any Change Order, Landlord shall have ten (10) days from its receipt of the Change Order to provide Tenant notice of (a) the cost of such Change Order; and (b) whether any delay in the Substantial Completion of the Suite Improvements is anticipated as a result thereof and, if so, the estimated length of such delay. Tenant will thereafter have three (3) days to approve or withdraw its request for such Change Order. If Tenant fails to respond within such three (3) day period, Tenant will be deemed to have withdrawn its request for such Change Order. Tenant shall pay for all preparations and revisions of plans and specifications, and any net increase in the cost of construction, resulting from all Change Orders. 2.6 Time Deadlines. Without limiting the foregoing provisions of this Section II, Tenant shall select the General Contractor and provide the Approved Construction Terms (collectively, “Tenant’s Final Construction Approval”) to Landlord on or before “Tenant’s Approval Deadline”, which means October 9, 2020; provided, however, that Tenant’s Approval Deadline shall be extended by one day for each day, if any, by which the date on which Tenant selects the General Contractor or provides the Approved Construction Terms is delayed by any failure of Landlord to perform its obligations under this Section II within the time frames required in this Work Letter. 2.7 Landlord’s Approval. Landlord’s approval of any matter pursuant to this Work Letter shall not be unreasonably withheld, conditioned or delayed, unless Landlord reasonably determines that the same would (a) violate any provision of the Lease or this Work Letter, (b) directly or indirectly delay the Substantial Completion of the Suite Improvements beyond the Target Commencement Date of February 1, 2021, (c) affect the exterior of the Premises or the Common Areas, or (d) adversely affect the structure the Building or any of the Base Building Systems, other tenants, or the safety or operation of the Building or Project. 16764.040 4830-2660-4226.6 Exhibit B, Page 4

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D SECTION III CONSTRUCTION OF THE SUITE IMPROVEMENTS 3.1 Construction. Upon Landlord’s receipt of the Permits, Landlord shall proceed with reasonable diligence to cause the Suite Improvements to be “Substantially Completed” (as defined in Section 4.1 below) by the General Contractor in accordance with the Approved Construction Terms and all of the terms and conditions set forth in this Work Letter. 3.2 Allowance. Tenant shall be entitled to a one-time allowance (the “Suite Improvement Allowance”) in the amount of up to, but not exceeding, $40.00 per rentable square foot of the Premises (i.e., $4,170,120.00) to be applied toward the “Suite Improvement Costs” (defined in Section 3.3 below). Tenant shall be responsible for all of the Suite Improvement Costs to the extent the same exceed the lesser of (a) the Suite Improvement Allowance, or (b) the aggregate amount that Landlord is required to disburse for such purpose pursuant to this Work Letter. Notwithstanding anything to the contrary contained in the Lease, if Tenant fails to use the entirety of the Suite Improvement Allowance within one (1) year following the Commencement Date, the unused amount shall revert to Landlord and Tenant shall have no further rights with respect thereto. In addition to the Suite Improvement Allowance, Landlord shall provide pay JLL $18,000.00 for its preparation a preliminary test-fit space plan of the Premises in accordance with the certain test-fit authorization agreement dated March 10, 2020, which payment shall be made within thirty (30) days following the mutual execution and delivery of the Lease. 3.3 Suite Improvement Costs. Except as otherwise provided in this Work Letter, the Suite Improvement Allowance shall be disbursed by Landlord only for the following items (collectively, the “Suite Improvement Costs”): (a) the fees of the Architect and any fees reasonably incurred by Landlord for review of the Drawings by Landlord’s third party consultants; (b) plan- check, permit and license fees relating to performance of the Suite Improvements; (c) the cost of performing the Suite Improvements, including after-hours charges, testing and inspection costs, freight elevator usage, hoisting and trash removal costs, and a reasonable allocation of the General Contractor’s insurance costs (collectively, “Construction Costs”); (d) the General Contractor’s profit and overhead (“Profit and Overhead”), subject to the limitations set forth in Section 3.2 above; (e) the cost of any change to the Base Building Systems, the Common Areas or the structural portions of the Building outside of the Premises required by the Suite Improvements (including if such change is due to the fact that such work is prepared on an unoccupied basis), including all direct architectural and/or engineering fees and expenses incurred in connection therewith; (f) the cost of any change to the Drawings or Suite Improvements required by Legal Requirements; (g) sales and use taxes; (h) a review and supervision fee to SDC equal to one percent (1%) of the Suite Improvement Allowance (provided that if SDC is selected as the General Contractor, such supervision fee shall be waived but Tenant shall reimburse Landlord for all reasonable out-of-pocket charges incurred in connection with the review and approval of Tenant's plans and specifications); (i) the cost of moving and re-installing the Existing FF&E, as described in Section 1.1 above, (j) the cost of purchasing and installing Tenant's Personal Property, including, without limitation, Supplemental HVAC Unit(s), signage and Cabling, (k) any project management fees incurred by Tenant and (l) Tenant’s moving costs, provided that in no event shall more than $1,042,530.00 (i.e., $10.00 per rentable square foot of the Premises) of the Suite Improvement Allowance be used for the costs specified in clauses (i) through (l) above (“Tenant’s Ancillary Costs”). Landlord shall disburse the Suite Improvement Allowance (and, if applicable, 16764.040 4830-2660-4226.6 Exhibit B, Page 5

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D any Over-Allowance Amount) for payment to Tenant’s Architect and of Tenant’s Ancillary Costs within thirty (30) days following Landlord’s receipt from Tenant of a reasonably detailed invoice therefor. 3.4 Over-Allowance Amount. 3.4.1 The amount, if any, by which (a) the Suite Improvement Costs exceed (b) the amount of the Suite Improvement Allowance, is herein referred to as the “Over-Allowance Amount”. If the Over-Allowance Amount is less than Fifty Thousand Dollars ($50,000.00), Tenant shall pay the Over-Allowance Amount as follows: (i) fifty percent (50%) of the Over- Allowance Amount shall be paid by Tenant to Landlord concurrently with Tenant’s Final Construction Approval, and (ii) the remaining fifty percent (50%) shall be paid by Tenant to Landlord within ten (10) business days following the “Substantial Completion Date” (as defined in Section 4.1 below). If the Over-Allowance Amount is greater than Fifty Thousand Dollars ($50,000.00), Tenant shall pay the Over-Allowance Amount to Landlord as follows: (1) fifty percent (50%) of the Over-Allowance Amount shall be paid by Tenant to Landlord concurrently with Tenant’s Final Construction Approval, (2) forty percent (40%) of the remaining Over- Allowance Amount shall be due within ten (10) days following Landlord’s certification that the Suite Improvements are eighty percent (80%) completed, and (3) the remaining ten percent (10%) of the Over-Allowance Amount shall be paid by Tenant to Landlord within ten (10) business days following the Substantial Completion Date. Landlord shall have no obligation to commence the Suite Improvements prior to the time Landlord has received the Over-Allowance Amount then due, and Landlord may cease the construction of the Suite Improvements at any time Tenant fails to timely pay any portion of the Over-Allowance Amount. In either event, the time period during which the construction of the Suite Improvements is delayed due to Tenant’s failure to pay such Over-Allowance Amount shall constitute a Tenant Delay. 3.4.2 Any Over-Allowance Amount shall be disbursed by Landlord before the Suite Improvement Allowance and pursuant to the same procedure as Landlord disburses the Suite Improvement Allowance. If, after Tenant’s Final Construction Approval, (i) any revision is made to the Approved Construction Drawings, or the Suite Improvements are otherwise changed, in each case in a way that increases the Suite Improvement Costs, or (ii) the Approved Bid is otherwise increased to reflect the actual amount of the Suite Improvement Costs to be incurred pursuant to the terms hereof, then Tenant shall deliver any resulting Over-Allowance Amount (or any resulting increase in the Over-Allowance Amount) to Landlord immediately upon Landlord’s request. SECTION IV SUBSTANTIAL COMPLETION OF THE SUITE IMPROVEMENTS 4.1 Substantial Completion. The Suite Improvements shall be deemed to be “Substantially Completed” at such time as Landlord (a) shall certify in writing to Tenant that the Suite Improvements have been fully completed in accordance with this Work Letter (as reasonably determined by Landlord after consultation with the Architect and Tenant’s Project Manager), except for finishing details, decorative items, minor omissions, mechanical adjustments, and similar items of the type customarily found on an architectural punchlist, the correction or completion of which items, collectively, will not substantially interfere with Tenant’s occupancy 16764.040 4830-2660-4226.6 Exhibit B, Page 6

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D and use of the Premises (“Punchlist Items”), and (b) Tenant is legally permitted to occupy the Premises (as evidenced by a final inspection and sign-off on the job card for the Suite Improvements or a reasonable equivalent). The date on which the Suite Improvements are Substantially Completed is herein referred to as the “Substantial Completion Date”. Landlord agrees to keep Tenant appraised of the progress of construction generally and specifically with respect to Tenant’s Early Access so that Tenant may comply with Section 4.3 below. 4.2 Punchlist. Landlord and Tenant agree to perform a joint walk through of the Premises following Substantial Completion to memorialize in writing any Punchlist Items. The Punchlist Items shall not act to suspend or delay the Commencement Date, but Landlord shall use commercially reasonable efforts to complete the Punchlist Items within thirty (30) days following the Substantial Completion Date. 4.3 Cooperation. Landlord and Tenant shall each use its commercially reasonable efforts and all due diligence to cooperate with each other, the General Contractor, the Architect and Tenant’s Project Manager (and together use such efforts and due diligence to cause such other parties to use such efforts and due diligence) to complete all phases of the Construction Drawings, the Bid process and the permitting process as soon as possible after the execution of the Lease and to complete the Suite Improvements on or before the Target Commencement Date. Tenant shall meet with Landlord on a scheduled basis, to be reasonably determined by Landlord, to discuss the progress thereof. Without limiting the foregoing, if (a) the Suite Improvements include the installation of electrical connections for furniture stations to be installed by Tenant, and (b) any electrical or other portions of such furniture stations must be installed in order for Landlord to obtain any governmental approval required for occupancy of the Premises, then (i) Tenant, upon five (5) business days’ notice from Landlord, shall promptly install such portions of such furniture stations in accordance with Section 9 of the Lease, and (ii) during the period of Tenant’s Early Access, all of Tenant’s obligations under the Lease relating to the Premises shall apply, except for the obligation to pay Base Rent. Any delay in the Substantial Completion Date attributable to a delay in Tenant’s installation of such portions of the furniture stations shall constitute a Tenant Delay. 4.4 Delay in Substantial Completion. 4.4.1 Tenant Delay. For purposes of the Lease and this Work Letter, the term “Tenant Delay” shall mean any actual delay in construction of the Suite Improvements that is due to any act or omission of Tenant (wrongful, negligent or otherwise), its agents, contractors, or vendors, including, but not limited to, delays resulting from: (a) Tenant’s failure to select the General Contractor and provide the Approved Construction Terms to Landlord on or before Tenant’s Approval Deadline; (b) Tenant’s failure to pay the Over-Allowance Amount as required under Section 3.4 of this Work Letter; (c) Any breach by Tenant of this Work Letter or the Lease; (d) Any Change Order requested by Tenant; 16764.040 4830-2660-4226.6 Exhibit B, Page 7

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D (e) The failure of Tenant or its employees or agents to respond within two (2) business days to any reasonable request from the General Contractor pertaining to the construction of the Suite Improvements after construction has commenced; (f) Tenant’s requirement for materials, components, finishes or improvements which are not available in a commercially reasonable time; (g) Any change to the base, shell or core of the Premises or Building required by the Approved Construction Drawings; or (h) Any other matter specified in this Work Letter to constitute a Tenant Delay. 4.4.2 Deemed Substantial Completion. The term “Tenant Delay” shall not include any Force Majeure Delays. As used in the Lease, “Force Majeure Delays” means delays caused by Force Majeure Events (as defined in Section 35.8 of the Lease). Notwithstanding the provisions of Section 4.1 above, (a) if Landlord is delayed in completing the Suite Improvements or in delivering possession of the Premises to Tenant on or before the Target Commencement Date as a result of any Tenant Delay, then the Substantial Completion Date shall be the date that the Suite Improvements would have been Substantially Completed in the absence of such Tenant Delay, as reasonably determined by Landlord or Landlord’s architect in consultation with Tenant and Tenant’s Project Manager; and (b) if Tenant takes possession and commences business operations in any portion of the Premises prior to the date that the Suite Improvements are Substantially Completed, then the Substantial Completion Date shall be the date Tenant commences business operations in the Premises. Notwithstanding the foregoing, but subject to Section 2.2 of the Lease, Landlord shall not be required to tender possession of the Premises to Tenant before the Suite Improvements have been Substantially Completed, as determined without giving effect to the preceding sentence. Tenant shall be responsible for and shall pay any costs and expenses incurred by Landlord in connection with, or as a consequence of, any Tenant Delay that actually causes the Suite Improvements to be Substantially Completed after the Target Commencement Date. SECTION V MISCELLANEOUS 5.1 Contractor’s Guaranty. If, within sixty (60) days after the Substantial Completion Date, Tenant provides notice to Landlord of any non-latent defect in the Suite Improvements, or if, within one (1) year after the Substantial Completion Date, Tenant provides notice to Landlord of any latent defect in the Suite Improvements, Landlord, at no expense to Tenant, shall cause such defect to be promptly corrected. Notwithstanding the foregoing, Landlord shall not be obligated to correct damage or defects caused by abuse, improper or insufficient maintenance, improper operation, or normal wear and tear. 5.2 Tenant’s Representative. Tenant has designated Penny Campbell as its sole representative with respect to the matters set forth in this Work Letter, who, until further notice to Landlord, shall have full authority and responsibility to act on behalf of Tenant as required in this Work Letter. 16764.040 4830-2660-4226.6 Exhibit B, Page 8

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D 5.3 Landlord’s Representative. Landlord has designated Joshua Hitchcock and Tom Duffy its co-representatives with respect to the matters set forth in this Work Letter, either of whom, until further notice to Tenant, shall have full authority and responsibility to act on behalf of Landlord as required in this Work Letter. 5.4 Tenant’s Lease Default. Notwithstanding any provision to the contrary contained in the Lease, and without limiting the provisions of Section 3.4 of this Work Letter, if a default by Tenant under the Lease (including any default by Tenant under this Work Letter) has occurred at any time on or before the Substantial Completion of the Suite Improvements, then (a) in addition to all other rights and remedies granted to Landlord pursuant to the Lease, Landlord shall have the right to withhold payment of all or any portion of the Suite Improvement Allowance and/or Landlord may cause General Contractor to cease the construction of the Suite Improvements, and (b) all other obligations of Landlord under the terms of this Work Letter shall be suspended until such time as such default is cured pursuant to the terms of the Lease. Any delay in the Substantial Completion of the Suite Improvements beyond the Target Commencement Date caused by the exercise of Landlord’s rights pursuant to this Section 5.4 shall constitute a Tenant Delay. 5.5 No Right of Termination. The parties acknowledge that once the Lease is fully executed, Tenant shall have no right to terminate the Lease due to the fact that the Cost Proposal exceeds (a) the Suite Improvement Allowance or (b) the anticipated Suite Improvement Costs. 5.6 Ownership of Suite Improvements. All Suite Improvements whether installed by Landlord or Tenant, shall become a part of the Premises, shall be the property of Landlord and, except as provided for in Section 24.1 of the Lease, shall be surrendered by Tenant with the Premises, without any compensation to Tenant, at the expiration or termination of the Lease. 16764.040 4830-2660-4226.6 Exhibit B, Page 9

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D EXHIBIT B-1 REQUIRED INFORMATION FOR DESIGN DEVELOPMENT PLAN AND CONSTRUCTION DRAWINGS Minimum Requirements for Design Development Plan and Construction Drawings: Plan and drawings shall include a Partition Plan, Electrical Plan, Mechanical Plan, Reflected Ceiling Plan, Finish Plan, Furniture Layout Plan, Elevations and Details Plan. Although it is Tenant’s responsibility to assure that the design and all drawings provide for code compliance, Sunset Development Company will file for and obtain necessary building permits. 1. Location and type of all partitions. Indicate walls requiring insulation in walls or on ceiling tile. 2. Location and type of all doors, frames and hardware. 3. Location, size and type of glass sidelights, and glass doors. 4. Location of telephone equipment/server room within tenant’s Premises, including size, quantity and location of plywood backboard and sleeves. 5. Any critical or “hold to” dimensions necessary for construction. All dimensions from the exterior wall are from the interior glass face of the curtain wall. 6. Location of all electrical items – outlets, switches, telephone outlets and light fixtures, including specific circuit designations, if requested. Include also any above-standard light fixtures. 7. Indicate location of floor monuments and dimensions, along with size of under floor conduit, racks, raceways and trays, if required. 8. Specify the number of work stations per circuit and furniture whip configuration. 9. Location and type of all equipment that will require special electrical specifications i.e., PCs, printers, appliances, etc. Provide manufacturer’s specifications for use and operation. 10. Location, dimensions and weight per square foot including descriptions of any exceptionally heavy equipment, high density filing, storage systems, or vending machines. Provide width, height, depth of file cabinets or equipment. Any item or piece of equipment which imposes a load that is expected to exceed 75psf must be specifically identified on the drawings. Any such item or equipment which exceeds 90% of the allowable load of the existing structural system must be reviewed by a structural engineer licensed in the State of California. Any items or equipment requiring modification of the existing structural system, including roof penetrations, specialty air conditioning systems and UPS cabinets must be reviewed by a structural 16764.040 4830-2660-4226.6 Exhibit B-1, Page 1

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D engineer licensed in the State of California. All structural reviews must be completed at Tenant’s cost. 11. Specification and color of floor covering. 12. Location, specification and color of any wall covering. 13. Location, specification and color of paint or finishes. 14. Location and type of plumbing, including fixtures. 15. Location and type of kitchen equipment, including water requirements for refrigerators and coffee makers. 16. Room numbers and names are to be noted on all sheets. 17. Indicate location of fire extinguishers. Semi-recessed cabinet are non-standard and should be noted if desired. 18. Specify color and model number of appliances. 19. Note locations of card readers. 20. Indicate location of projector or projection screens where electrical would be required. 21. All millwork with verified dimensions and dimensions of all equipment to be built-in. 22. Bracing or support for any special walls, glass partitions, etc. 23. Indicate any walls to be insulated. 24. Identify doors, frames, hardware and coordinate with Tenant Security Vendor. 25. Provide a finish schedule and finish legend clearly indicating wall finishes, floor finishes and ceiling finishes. 26. Locate all switches, dimmers and other lighting control devices. 27. Identify all non-standard HVAC and special exhaust requirements such as conference room, computer room, and executive offices. 28. Provide the location and specifications for sinks or other plumbing. 29. Indicate the location of water supplies for appliances and drains from appliances (coffee makers, icemakers, etc.). 16764.040 4830-2660-4226.6 Exhibit B-1, Page 2

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D EXHIBIT C RULES AND REGULATIONS 1. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed, printed, affixed or otherwise displayed by Tenant on or to any part of the outside or inside of the Building or the Premises without the prior written consent of Landlord and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant. All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person reasonably approved by Landlord. Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises; provided, however that Tenant may request Landlord to furnish and install a building standard window covering at all exterior windows at Tenant’s cost. Tenant shall not install any radio or television antenna, loud speaker, or other device on or about the roof area or exterior walls of the Building. 2. The sidewalks, hallways, passages, exits, entrances, lobbies, elevators and stairways, including those located within the Premises, shall not be obstructed by Tenant (whether by storage or materials or merchandise, storage of boxes or packages delivered to Tenant from time to time, or otherwise) or used by Tenant or any of Tenant’s Representatives for any purpose, other than for ingress to and egress from the Premises. In no event may Tenant go upon the roof of the Building. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of these Rules and Regulations. Landlord shall also have the right, from time to time, to impose reasonable controls on access to the Building. Such limitation or control upon access may include establishing procedures for deliveries by messengers and caterers, and access to the Premises by Tenant’s invitees and employees. Tenant shall not be denied access to the Premises or Common Areas, except for limited periods of time upon reasonable advance written notice, in emergency situations, or as mandated by governmental authority. Notwithstanding anything to the contrary set forth in the Lease or these Rules and Regulations, in order to safeguard the safety of the tenants, patrons and employees of the Project, Landlord reserves the right to implement a protocol for testing all individuals entering the Project, mandating the use of masks or other personal protective equipment, or establishing other measures in connection with any health emergency related to a virus, disease, pandemic, epidemic or similar cause. Landlord may preclude entry to those who refuse to participate in such testing or other measures or who fail to meet the testing or other requirements set forth in such protocol. 3. Landlord will furnish Tenant with 339 keys and 339 access cards to the Premises, free of charge. Additional keys and/or access cards shall be obtained only from Landlord and Landlord may make a reasonable charge for such additional keys and/or access cards. No additional locking devices shall be installed in the Premises by Tenant, nor shall any locking devices be changed or altered in any respect without the prior written consent of Landlord. All locks installed in the Premises excluding Tenant’s vaults and safes, or special security areas (which shall be designated by Tenant in a written notice to Landlord), shall be keyed to the Building master key system. Landlord may make reasonable charge for any additional lock or any bolt 16764.040 4830-2660-4226.6 Exhibit C, Page 1

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D (including labor) installed on any door of the Premises. Tenant, upon the termination of its tenancy, shall deliver to Landlord all keys to doors in the Premises. 4. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be deposited therein and Tenant shall bear the expense of any breakage, stoppage or damage resulting from its violation of this rule. 5. Tenant shall not overload the floor of the Premises or mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof. No boring, cutting or stringing of wires or laying of linoleum or other similar floor coverings or installation of wallpaper or paint shall be permitted except with the prior written consent of the Landlord and as the Landlord may reasonably direct. 6. Tenant may use the freight elevators in accordance with such reasonable scheduling as Landlord shall deem appropriate. Tenant shall schedule with Landlord, by written notice given no less than forty-eight (48) hours in advance, its move into or out of the Building which moving shall occur after 5:30 p.m. or on weekend days if required by Landlord; and Tenant shall reimburse Landlord within ten (10) business days of demand for any additional security or other charges incurred by Landlord as a consequence of such moving. The persons employed by Tenant to move equipment or other items in or out of the Building must be reasonably acceptable to Landlord. The floors, corners and walls of elevators and corridors used for moving of equipment or other items in or out of the Project must be adequately covered, padded and protected and, Landlord may provide such padding and protection at Tenant’s expense if Landlord determines that such measures undertaken by Tenant or Tenant’s movers are inadequate. Without limitation on the foregoing, Tenant shall not use in the Building any pallet jacks or other equipment used to transport materials. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment or furnishings brought into the Building and also the times and manner of moving the same in or out of the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property from any cause and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of Tenant. There shall not be used in any space, or in the public halls of the Building, either by any Tenant or others, any hand trucks except those equipped with rubber tires and side guards. 7. Tenant shall not employ any person or persons other than the janitor of Landlord for the purpose of cleaning the Premises unless otherwise agreed to by Landlord in writing. Except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by reason of Tenant’s carelessness or indifference in the preservation of good order and cleanliness. Landlord shall in no way be responsible to any Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of Tenant by the janitor or any other employee or any other person. Janitor service will not be furnished on nights when rooms are occupied after 9:30 p.m. Window cleaning shall be done only by Landlord. 16764.040 4830-2660-4226.6 Exhibit C, Page 2

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D 8. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or flammable, combustible or noxious fluid or material, or use any method of heating or air conditioning other than that supplied by Landlord. Tenant shall not use, keep or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals (other than service dogs), birds or fish be brought in or kept in or about the Premises or the Building. Tenant shall not make or permit to be made any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring Buildings or premises or those having business with them whether by the use of any musical instrument, radio, phonograph, unusual noise, or in any other way. 9. The Premises shall not be used for the storage of merchandise except as such storage may be incidental to the use of the Premises for general office purposes. Tenant shall not occupy or permit any portion of the Premises to be occupied for the manufacture or sale of liquor, narcotics, or tobacco in any form. The Premises shall not be used for lodging or sleeping or for any illegal purposes. No cooking shall be done or permitted by Tenant on the Premises, except that use by Tenant of Underwriters’ Laboratory approved portable equipment for brewing coffee, tea and similar beverages and of microwave ovens approved by Landlord shall be permitted provided that such use is in accordance with all applicable federal, state and local laws, codes, ordinances, rules and regulations. 10. Landlord will direct electricians as to where and how telephone wires and any other cables or wires are to be installed. No boring or cutting for cables or wires will be allowed without the consent of Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord. 11. Tenant shall not lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by the Landlord. Tenant shall bear the expense of repairing any damage resulting from a violation of this rule or removal of any floor covering. 12. No furniture, packages, supplies, equipment or merchandise will be received in the Building or carried up or down in the elevators, except between such hours and in such elevators as shall be designated by Landlord. Tenant, its employees and agents shall not loiter in or on the entrances, corridors, sidewalks, lobbies, courts, halls, stairways, elevators, vestibules or any Common Areas for the purpose of smoking tobacco products or for any other purpose, nor in any way obstruct or permit the obstruction of any of the foregoing or any tenant spaces, and at no time shall Tenant park vehicles which will create traffic and safety hazards or create other obstructions. For purposes of this rule, “smoking” means the personal use of any tobacco product, whether intended to be lit or not, and includes the use of an electronic cigarette or any other device intended to simulate smoking. 13. On Saturdays, Sundays and legal holidays all day, and on other days between the hours of 7:00 p.m. and 7:00 a.m. the following day, access to the Building or to the halls, corridors, elevators, or stairways in the Building or to the Premises may be refused, unless the person seeking access is known to the person or employee of the Building in charge and has a pass or is properly identified. Landlord shall in no case be liable for damages for any error with regard to the 16764.040 4830-2660-4226.6 Exhibit C, Page 3

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D admission to or exclusion from the Building of any person. Tenant assumes all responsibility for protecting its Premises from theft, robbery and pilferage. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Building during the continuance of the same by closing the doors or otherwise, for the safety of the tenants and protection of property in the Building. Landlord reserves the right to close and keep locked all entrance and exit doors of the Building on Saturdays, Sundays and legal holidays all day, and on other days between the hours of 7:00 p.m. and 7:00 a.m. and during such further hours as Landlord may deem advisable for the adequate protection of said Building and the property of its tenants, and to implement such additional security measures as Landlord deems appropriate for such purposes. The cost of such additional security measures, as and to extent required by Tenant’s operations in the Project, shall be reimbursed by Tenant within thirty (30) days after receipt of Landlord’s demand therefor. 14. Tenant shall see that the doors of the Premises are closed and securely locked before leaving the Building and must observe strict care and caution that all water faucets, water apparatus and utilities are entirely shut off before Tenant or Tenant’s employees leave the Building, and that all electricity shall likewise be carefully shut off, so as to prevent waste or damage and for any default or carelessness Tenant shall make good all injuries sustained by other tenants or occupants of the Building or Landlord. On multiple-tenancy floors, all tenants shall keep the doors to the Building corridors closed at all times except for ingress and egress, and all tenants shall at all times comply with any rules and orders of the fire department with respect to ingress and egress. 15. Landlord shall attend to the requests of Tenant after notice thereof from Tenant by telephone, in writing or in person at the Office of the Landlord. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from the Landlord. 16. Except as set forth in the Basic Lease Provisions regarding use of the Premises, no vending machine or machines of any description shall be installed, maintained or operated upon the Premises without the written consent of the Landlord. 17. Tenant agrees that it shall comply with all fire and security regulations that may be issued from time-to-time by Landlord and Tenant also shall provide Landlord with the name of a designated responsible employee to represent Tenant in all matters pertaining to such fire or security regulations. 18. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of those Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Project. 19. Canvassing, soliciting, peddling or distribution of handbills or other written material in the Building and Project is prohibited and Tenant shall cooperate to prevent same. 20. Landlord reserves the right to (i) upon reasonable advance notice to Tenant, select the name of the Project and Building and to make such change or changes of name, street address or suite numbers as it may deem appropriate from time to time, and (ii) grant to anyone the 16764.040 4830-2660-4226.6 Exhibit C, Page 4

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D exclusive right to conduct any business or render any service in or to the Building and its tenants, provided such exclusive right shall not operate to require Tenant to use or patronize such business or service or to exclude Tenant from its use of the Premises expressly permitted in the Lease. Tenant shall not refer to the Project by any name other than the name as selected by Landlord (as same may be changed from time to time), or the postal address, approved by the United States Post Office. Without the written consent of Landlord, Tenant shall not use the name of the Building or Bishop Ranch Business Park in connection with or in promoting or advertising the business of Tenant or in any respect, except as Tenant’s address. 21. Tenant shall store all its trash and garbage within the Premises until removal of same to such location in the Project as may be designated from time to time by Landlord. No material shall be placed in the Project trash boxes or receptacle if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the City of San Ramon without being in violation of any law or ordinance governing such disposal. 22. Landlord shall have the right to control and operate the public portions of the Building and the public facilities, and heating and air conditioning, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally. 23. The directory of the Building will be provided for the display of the name and location of tenants and Landlord reserves the right to exclude any other names therefrom. Any additional name that Tenant shall desire to place upon the directory must first be approved by Landlord and, if so approved, a charge will be made for each such name. 24. Except with the prior written consent of Landlord, Tenant shall not sell, or permit the sale from the Premises of, or use or permit the use of any sidewalk or Common Area adjacent to the Premises for the sale of newspapers, magazines, periodicals, theater tickets or any other goods, merchandise or service, nor shall Tenant carry on, or permit or allow any employee or other person to carry on, business in or from the Premises for the service or accommodation of occupants of any other portion of the Building, nor shall the Premises be used for manufacturing of any kind, or for any business or activity other than that specifically provided for in Tenant’s lease. 25. Tenant and all Tenant Parties shall park between designated parking lines only and shall not occupy two parking spaces with one car. Parking spaces shall be for passenger vehicles only; no boats, trucks, trailers, recreational vehicles or other types of vehicles may be parked in the parking areas (except that trucks may be loaded and unloaded in designated loading areas), and no overnight parking is permitted. Vehicles in violation of the above shall be subject to tow away, at the vehicle owner’s expense. No tenant of the Building shall park in visitor or reserved parking areas. Any tenant found parking in such designated visitor or reserved parking areas or unauthorized areas shall be subject to tow-away at vehicle owner’s expense. The parking areas shall not be used to provide car wash, oil changes, detailing, automotive repair or other services unless otherwise approved or furnished by Landlord. Tenant will from time to time, upon the request of Landlord, supply Landlord with a list of license plate numbers of vehicles owned or operated by its employees or agents. 16764.040 4830-2660-4226.6 Exhibit C, Page 5

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D 26. Neither Tenant nor its employees, agents, contractors, licensees, or invitees (other than law enforcement personnel) shall bring any firearm, whether loaded or unloaded, into the Premises or the Building at any time. 27. Without limiting the foregoing, Tenant agrees that: (1) the Premises shall not be used to grow, harvest, process, produce, store (short or long term), distribute, transport, sell, or in any way use or ingest, marijuana plants, products, or derivatives therefrom in whatever form (“Cannabis”), or any product or substance containing Cannabis, and (2) Tenant shall not, and shall not authorize, permit, or suffer any of its officers, employees, agents, servants, licensees, subtenants, concessionaires, contractors, or invitees to, bring any form of Cannabis, or any substance or container containing Cannabis, onto the Premises or any associated facility, including parking lots and storage areas. The foregoing prohibitions apply to all Cannabis forms and usages, including those intended for medical use, regardless of whether lawful for any purpose under any state or federal law or regulation. 28. The word “Tenant” occurring in these Rules and Regulations shall mean Tenant and Tenant’s Representatives. The word “Landlord” occurring in these Rules and Regulations shall mean Landlord’s assigns, agents, clerks, employees and visitors. 29. Where conflicts are present between these Rules and Regulations and the other Sections of the Lease, the Lease shall prevail. 30. Landlord reserves the right to modify these Rules and Regulations at any time and shall distribute the new Rules and Regulations to Tenant via e-mail with each subsequent modification. 16764.040 4830-2660-4226.6 Exhibit C, Page 6

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D EXHIBIT C-1 ROOFTOP RULES AND REGULATIONS 1. Roof Area. Tenant shall accept the Rooftop Area and the path for Cabling (the “Cable Path”) in their condition and “as-built” configuration existing on the Commencement Date. Landlord has made no representations or promise as to the suitability or effectiveness of any part of the roof for Tenant’s proposed use, or as to any Legal Requirements relating to Tenant’s proposed use, or as to the condition of (or alteration or improvement of) the Rooftop Area or the Cable Path. 2. Rooftop Installation Work. Installation of the Rooftop Equipment (“Rooftop Installation Work”) must be performed by Landlord’s designated roofing contractor and shall be subject to: (a) obtaining Landlord’s prior written approval of plans and specifications; and (b) all additional requirements under the Lease that apply to Alterations by Tenant. In addition, Landlord may impose screening or other requirements to minimize the visibility of the Rooftop Equipment. The plans and specifications for the Rooftop Equipment shall include the design, size and features thereof and mounting structure, floor and power load requirements, cabling installations, the means of affixing or mounting the Rooftop Equipment, and the means of connecting the Rooftop Equipment to the Building’s electrical system and to the interior of the Premises. The giving of any approval by Landlord shall not eliminate any of Tenant’s obligations under the Lease, including Tenant’s obligation to obtain all required permits and to comply with all Legal Requirements. The failure of Tenant to obtain such permits or any other governmental approvals relating to the Rooftop Equipment shall not release Tenant from any of its obligations under the Lease. Tenant shall pay to Landlord all of Landlord’s actual out-of-pocket costs incurred in connection with the review and approval of the plans and specifications within thirty (30) days after receipt of an invoice therefor. 3. General Requirements. In addition to the applicable provisions of the Lease, Tenant’s use of the roof of the Building is subject to the following general requirements: (a) Tenant shall provide Landlord with ten (10) days’ notice prior to commencing installation of the Rooftop Equipment or other work on or to the Rooftop Equipment from time to time, and agrees to afford Landlord the opportunity to be present for all such work, provided that only subsequent notice within a reasonable time shall be required in the case of an emergency that presents an immediate danger. Tenant shall reimburse Landlord for the reasonable cost of any Landlord representative being present for the performance of such work within thirty (30) days after receipt of an invoice therefor. (b) After the initial installation of any Rooftop Equipment, Tenant shall not make any alteration, addition or improvement thereto, without first obtaining Landlord’s prior written approval; and any such alterations, additions or improvements shall be subject to all the conditions and restrictions that apply to the original Rooftop Equipment, including the requirement that Tenant furnish Landlord with detailed plans and specifications relating to the proposed alterations, additions or improvements. 16764.040 4830-2660-4226.6 Exhibit C-1, Page 1

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D (c) Landlord shall allow Tenant full access to the roof for the purposes of installation, maintenance and repair of the Rooftop Equipment during Normal Hours of Operation upon Tenant’s advance request in accordance herewith, subject to the reasonable rules and restrictions of Landlord. (d) Tenant, at its expense, shall at all times keep the Rooftop Equipment in good order, condition and repair, and the Rooftop Equipment location and the areas immediately surrounding same neat and clean. With respect to all operations relating to the Rooftop Equipment, Tenant shall conduct its business and control its employees, contractors, agents and representatives in such manner as not to create any nuisance, or interfere with, annoy or disturb Landlord in its operation of the Building. 4. Services. Tenant shall be responsible for the cost of supplying electricity to the Rooftop Equipment, including electricity usage, installation, maintenance and repair of any Connections and of any separate meter required by Landlord. Electric usage shall be determined, at Landlord’s option, either (a) by meter installed by Landlord at Tenant’s sole cost and expense, or (b) by Landlord’s reasonable estimate based upon the quantity of use by Tenant, the manufacturer’s specifications for electrical usage of the Rooftop Equipment and any other relevant factors. Tenant shall pay Landlord monthly, within thirty (30) days after being billed therefor, for all electricity used by Tenant or any Tenant Parties in connection with the operation of the Rooftop Equipment. 5. Roof Damage. Tenant shall, at Tenant’s sole cost and expense, protect the roof from damage, and shall perform all installations, repairs and maintenance and use the roof in a manner so as to keep in full force and effect any warranty concerning the roof. In all cases, Tenant shall use the roofing contractor designated by Landlord to perform any roof penetration or other work that may affect the integrity of the roof or the roof warranty. Any damage to the roof or any other portion of the Building resulting from Tenant’s installation, operation, use, maintenance or removal of the Rooftop Equipment, including leakage, water damage or damage to the roof membrane, shall be repaired by Landlord at Tenant’s sole cost and expense. Tenant shall reimburse Landlord for any costs and expenses so incurred by Landlord within thirty (30) days after Landlord’s written request and copies of invoices therefor. 6. Compliance With Legal Requirements. Tenant, at its sole cost and expense, shall comply with all Legal Requirements relating to the installation, maintenance, operation, use and removal of the Rooftop Equipment. Without limiting the generality of the foregoing, Tenant, at its sole cost and expense, shall be responsible for obtaining, any building permits, and any licenses or permits which may be required by the Federal Communications Commission (FCC), the Federal Aviation Administration (FAA) or any other governmental authority having jurisdiction over the Rooftop Equipment or the Building and shall provide copies of the same to Landlord. 7. Radio Frequency Emitting Equipment. To the extent Tenant is operating radio frequency (RF) emitting equipment on the roof of or inside the Building, Tenant shall cooperate generally with Landlord and other carriers such that the Building’s rooftop shall be and remain in compliance with all rules and regulations of the U.S. Occupational Safety and Health Administration (“OSHA”) and the FCC relating to guidelines for human exposure to radio frequency or electromagnetic emission levels, as may be issued from time to time, including the 16764.040 4830-2660-4226.6 Exhibit C-1, Page 2

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D rules and regulations adopted in FCC document OET 65 (which rules and regulations have also been adopted by OSHA). If Landlord in its reasonable judgment believes that the Telecom Equipment, either by itself or in conjunction with other equipment in or on the Building, may exceed permitted emission levels, then Tenant shall (a) promptly upon Landlord’s written request, at Tenant’s sole cost and expense, deliver to Landlord a certification or survey report reasonably acceptable to Landlord demonstrating that the Building’s rooftop is in compliance with all applicable FCC and OSHA rules and regulations (a “Rooftop Survey”), and (b) to the extent Tenant’s equipment or the operation thereof directly or indirectly causes the Building’s rooftop (or any portion thereof) not to be in compliance with such rules and regulations, immediately remedy any such non-compliance in accordance with Landlord’s directions and at Tenant’s sole cost and expense. If Tenant relocates or makes any change to the Telecom Equipment, Landlord may, at its option, require that a new Rooftop Survey be conducted at Tenant’s sole cost and expense by a firm approved by Landlord in its reasonable discretion. 8. Temporary Removal; Relocation. Tenant, at its sole expense, shall remove or relocate the Rooftop Equipment on a temporary basis and upon ten (10) business days’ notice from Landlord at any time Landlord determines such removal or relocation is necessary or appropriate for the expeditious repair, replacement, alteration, improvement or additions to or of the roof or any area of the Cable Path, or to access any such areas for Project needs. In addition, Landlord reserves the right to require that the Rooftop Equipment be permanently relocated on ten (10) business days’ prior notice, to another location on the roof as Landlord shall reasonably designate. 9. Termination; Rooftop Equipment As Property of Tenant. Upon the expiration or earlier termination of the Lease, Tenant shall immediately cease using the Rooftop Area and Cable Path and shall, at its own cost and expense, remove the Rooftop Equipment and restore the Rooftop Area and areas affected by the cabling installations to the condition in which they were found prior to the installation of the Rooftop Equipment. The Rooftop Equipment shall be considered personal property of Tenant; provided, however, if Tenant fails to remove the Rooftop Equipment upon the expiration or earlier termination of the Lease, it shall be deemed abandoned and may be claimed by Landlord or removed and disposed of by Landlord at Tenant’s expense. 10. Landlord Exculpation. Tenant assumes full responsibility for protecting from theft or damage the Rooftop Equipment and any other tools or equipment that Tenant may use in connection with the installation, operation, use, repair, maintenance or removal of the Rooftop Equipment, assumes all risk of theft, loss or damage, and waives all Claims with respect thereto against Landlord and the other Indemnitees, including any Claims caused by any active or passive act, omission or neglect of any Indemnitee or by any act or omission for which liability without fault or strict liability may be imposed, except only, with respect to any Indemnitee, to the extent such injury, death or damage is caused by the negligence or willful misconduct of such Indemnitee and not covered by the insurance required to be carried by Tenant under the Lease or except to the extent such limitation on liability is prohibited by Legal Requirements. Further, in no event shall Landlord or any Indemnitees be liable under any circumstances for any consequential damages or for injury or damage to, or interference with, Tenant’s business, including loss of profits, loss of rents or other revenues, loss of business opportunity, loss of goodwill or loss of use, resulting from damage to or any failure or interruption of use of the Rooftop Equipment, however occurring. 16764.040 4830-2660-4226.6 Exhibit C-1, Page 3

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D 11. Insurance. Tenant shall cause the insurance policies required to be maintained pursuant to Section 13 of the Lease to cover the Rooftop Equipment and any Claims arising in connection with the presence, use, operation, installation, repair, maintenance, or removal of the Rooftop Equipment. 16764.040 4830-2660-4226.6 Exhibit C-1, Page 4

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D EXHIBIT D FORM OF ESTOPPEL CERTIFICATE ________________, 20__ TO: 2600 CR, LLC and PACIFIC LIFE INSURANCE COMPANY Address of Landlord: Address of Lender: 2600 CR, LLC Pacific Life Insurance Company 2600 Camino Ramon #201 700 Newport Center Drive San Ramon, CA 94583 Newport Beach, CA 92660 Attn:_________________ Attn: Commercial Servicing Operations Real Estate Investments Loan No. 219620301 Re: Bishop Ranch Building Lease dated _________, 2020 (the "Lease"), by and between FIVE9, INC., a Delaware corporation ("Tenant"), and 2600 CR, LLC ("Landlord") covering premises comprised of 104,253 rentable square feet of space known as Suites 250 and 350 (the "Premises") within the office building known as 2600 at Bishop Ranch (the "Improvements") located at 3001 Bishop Drive, San Ramon, CA 94583 (the "Property"). Ladies and Gentlemen: The purpose of this Tenant Estoppel Certificate (this "Certificate") is to provide information to Landlord and PACIFIC LIFE INSURANCE COMPANY, and its successors and assigns (collectively, the "Lender"), regarding the referenced Premises. The undersigned is the tenant under the Lease covering the referenced Premises. The undersigned Tenant hereby certifies to Lender and Landlord as follows: The list of Lease documents attached hereto is a true, correct and complete list of all Lease documents, including all amendments or modifications thereto, certificates, guarantees, letters of credit, and all agreements and understandings made between Landlord and Tenant in connection with the Lease, the Premises, or the Improvements thereon. There are no other written or oral agreements or understandings made between Landlord and Tenant in connection therewith. The Lease has been duly authorized, executed and delivered by Tenant. The Lease is in full force and effect and represents a valid and binding obligation of Tenant, enforceable against Tenant in accordance with its terms. The Commencement Date has occurred under the Lease. Tenant has accepted possession and now occupies the entirety of the Premises and is open for business. All improvements 16764.040 4830-2660-4226.6 Exhibit D, Page 1

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D (including buildings), additions and alterations required to be made by Landlord under the Lease have been completed and accepted by Tenant. All tenant improvement allowances to be paid by Landlord or to be credited to Tenant under the Lease have been fully paid or credited, except as follows: _________________. Neither Tenant, nor, to Tenant’s knowledge, Landlord is in default under the terms and conditions of the Lease. Tenant does not know of any existing facts or circumstances that, with the giving of notice or the passage of time, or both, would constitute a default by either Landlord or Tenant under the Lease. To Tenant’s knowledge, Tenant has no claims, counterclaims, defenses or offsets against Landlord under the Lease. Tenant has provided a [cash security deposit/letter of credit] in the amount of $476,092.82 to Landlord under the Lease, and such sum has not been refunded. The scheduled Monthly Base Rent under the Lease is currently $__________ and has been paid through _________________. Except for operating expenses paid in advance installments and subject to subsequent reconciliation, no rent or any other obligations under the Lease have been or will be prepaid more than one month in advance. Tenant is not entitled to any concessions, rebates or free rent for any period of time after the date hereof, except as follows: ___________________. The term of the Lease commenced on ________________ and expires on ___________. Tenant has no option or right to renew or extend the Lease except as provided in Section 2.3 of the Lease. Tenant has no right to expand the Premises under the Lease, except as provided in Section 36 of the Lease. Tenant has no right to terminate the Lease, except as provided in Sections 14 and 15 of the Lease. Tenant has no option or right (including no right of first refusal) to purchase or otherwise acquire all or any portion of the Premises or the Property. Except as set forth in Section 8 of the Lease, there are no obligations of Landlord to perform repairs, painting, alterations, or other improvements to the Premises. Except for operating expenses paid in advance installments and subject to subsequent reconciliation Tenant has not paid any amounts to or on behalf of Landlord under the Lease that are required to be, but have not been, reimbursed. Tenant has not subleased any portion of the Premises and has not assigned, transferred, mortgaged or otherwise encumbered all or any portion of its rights or interest under the Lease and has not entered into any license or concession agreements with respect thereto. 16764.040 4830-2660-4226.6 Exhibit D, Page 2

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D No modification of the Lease made after the date of this Certificate shall be valid and binding on Landlord or Lender without Lender’s consent. Tenant represents, warrants and covenants neither it nor any person or entity that directly or indirectly (a) controls it or (b) has an ownership interest in it of forty-nine percent (49%) or more, appears on the list of Specially Designated Nationals and Blocked Persons ("OFAC List") published by the Office of Foreign Assets Control ("OFAC") of the U.S. Department of the Treasury. All insurance required to be maintained by Tenant under the Lease is presently in effect. There is not pending against or contemplated by Tenant, any petition in bankruptcy, any assignment for the benefit of creditors, or any petition seeking reorganization or arrangement under the federal bankruptcy laws or those of any state. There is no litigation pending or threatened in writing with regard to Tenant’s interest in the Premises or between the Tenant and Landlord. To the best of Tenant’s knowledge, Tenant is in compliance with all laws, ordinances and regulations relating to its occupancy of the Premises. All notices to be given to Tenant or Lender with regard to this Certificate or the Lease shall be in writing and shall be delivered in the manner prescribed in the Lease to the following addresses: (a) if to Tenant, at the Premises; and (b) if to Lender, at the address for Lender that appears on page 1 hereof. We understand that you and your successors and assigns will rely on the statements and certifications set forth above and that Lender will rely on the statements and certifications set forth above in providing financing for the Property. To the extent this Certificate is not dated upon receipt, you are authorized to fill in the applicable date. A pdf of this Certificate shall be deemed an original. Notwithstanding the representations herein, in no event shall this Certificate subject Tenant to any liability in damages, or constitute a waiver with respect to any act of Landlord for which approval by Tenant was required but not sought or obtained, provided that, as between Tenant and the above stated addressees, Tenant shall be estopped from denying the accuracy of this Certificate. No party other than the addressees and their successors and assigns shall have the right to rely on this Certificate. In no event shall this Certificate amend or modify the Lease. Tenant, by giving and delivering this Certificate, shall not be deemed to have waived Tenant’s right to be reimbursed by Landlord for any overpayments of common area charges, 16764.040 4830-2660-4226.6 Exhibit D, Page 3

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D additional rent, or other charges payable under the Lease, which overpayments may hereafter be revealed by an audit; however, Tenant has no current actual knowledge of any such overpayments. Very truly yours, TENANT: FIVE9, INC., a Delaware corporation By: __________________________________ Print Name: ____________________________ Title: __________________________________ 16764.040 4830-2660-4226.6 Exhibit D, Page 4

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D EXHIBIT A (to Exhibit D to the Lease) List of all Lease documents, including amendments, certificates of commencement date, letter agreements, guarantees, and letters of credit. 16764.040 4830-2660-4226.6 Exhibit D, Page 1

DocuSign Envelope ID: 390393F4-EE01-4D38-B0C6-A9BBF1B23F9D

EXHIBIT E

RESERVED PARKING SPACES

See Attached

16764.040 4830-2660-4226.6

Exhibit E, Page 1

DocuSign Envelope ID: 390393F4-EE01-4D38-B0C6-A9BBF1B23F9D

‘


10 reserved parking stalls
North end 1st floor

16764.040 4830-2660-4226.6 Exhibit E, Page 1

DocuSign Envelope ID: 390393F4-EE01-4D38-B0C6-A9BBF1B23F9D

EXHIBIT F

SIGNAGE PLANS

See Attached

16764.040 4830-2660-4226.6 Exhibit F, Page 1

DocuSign Envelope ID: 390393F4-EE01-4D38-B0C6-A9BBF1B23F9D

2600




Five9
TENANT XYZ
TENANT XYZ
TENANT XYZ

NOT TO SCALE

16764.040 4830-2660-4226.6

Exhibit F, Page 2

DocuSign Envelope ID: 390393F4-EE01-4D38-B0C6-A9BBF1B23F9D

BR signage exhibit

Parapet Sign | South Wing, East Lobby 1

Site Plan


South Wing
Elevation

Sign Notes:

1. Top of parapet on South Wing building.
2. East elevation at tenant lobby.
3. Liquid Amber trees to be removed as required to provide clear view of signs.
4. Subject to parapet sign guideline and City of San Ramon approval.
5. Sign shown in elevation diagram is for reference only. Additional signs may be assigned to lower level tenants at Owner's discretion.

Reference Sheet SD01.01 for parapet sign details and guidelines.


TENANT

Sign Location – South Wing, East Elevation

Bishop Ranch
Tenant Signage Guidelines Exhibit

July 2015

16764.040 4830-2660-4226.6

Exhibit F, Page 3

DocuSign Envelope ID: 390393F4-EE01-4D38-B0C6-A9BBF1B23F9D

signage exhibit

Parapet Sign Details


15'-0"
2'-0"
TENANT

Tenant Parapet Sign Elevation
Scale: 1/4" = 1'-0"


6"

Tenant Parapet Sign
Side Elevation
Scale: 1/4" = 1'-0"

Bishop Ranch
Tenant Signage Guidelines Exhibit

July 2015

SD01.01

16764.040 4830-2660-4226.6

Exhibit F, Page 4

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D 16764.040 4830-2660-4226.6 Exhibit F, Page 5

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D EXHIBIT G ACKNOWLEDGMENT OF COMMENCEMENT OF LEASE Please refer to that certain Bishop Ranch Building Lease (the “Lease”) dated __________________, 2020 by and between 2600 CR, LLC, a Delaware limited liability company (“Landlord”), and FIVE9, INC., a Delaware corporation (“Tenant”), covering the “Premises” (as defined in the Lease) located at 3001 Bishop Drive, Suites 250 and 350, San Ramon, California 94583. All capitalized terms herein shall have the respective meanings given to them in the Lease. It is hereby agreed to that; (a) The Commencement Date under the Lease, and the date for the commencement of Tenant’s payment of Base Rent under the Lease, is ______________________, 20___ (subject to the Rent Abatement described in Section 3.4 of the Lease); (b) The Expiration Date of the Lease is 11:59 p.m. on ____________________, 20__; (c) The Base Year for calculating Tenant’s Share of Operating Costs is 2021; (d) Landlord has completed all of its construction obligations under the Work Letter. ACKNOWLEDGED AND ACCEPTED: Landlord: Tenant: 2600 CR, LLC, a Delaware limited liability FIVE9, INC., company a Delaware corporation By: QuinnCo, LLC, a California limited liability company, its Manager By: By: The Alexander Mehran Revocable Trust, Title: its Manager Date: By: _____________________________ Name: Alexander R. Mehran, Jr. Title: Trustee Date: 16764.040 4830-2660-4226.6 Exhibit G, Page 1

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D EXHIBIT H EXCLUSIVE USE RESTRICTIONS Without limiting the use restrictions set forth in the Lease to which this Exhibit is attached, in no event shall Tenant be permitted to use the Premises for the purposes identified below as a “Tenant’s Exclusive Use”: ● As a private school or similar business offering any one or more of the following grades: kindergarten (except for an operation offering kindergarten classes in addition to childcare, such as Bright Horizons), first, second, third, fourth, fifth, sixth, seventh and/or eighth grade (“Competitor”), nor may any signage in Bishop Ranch list any Competitor (such restrictions in Bishop Ranch on the use by or signage of Competitors, being herein “Tenant’s Exclusive Use”). Notwithstanding the foregoing, Tenant’s Exclusive Use shall not apply to an operation such as Bright Horizons offering (A) only childcare, or (B) childcare and kindergarten classes. ● As a childcare facility (“Tenant’s Exclusive Use”). Notwithstanding the foregoing, Tenant’s Exclusive Use shall not apply to a school, including a school that operates kindergarten classes. In addition, in no event shall the Premises be used as a flexible workplace center, which means the following (a “Competing Business”): the operation of a business whose primary purposes shall be providing office suites and shared office workplaces to members or customers (with or without individual offices), and offering certain office services incidental to the primary office uses (such as conference and meeting facilities and services, administrative support, word processing, secretarial support, reception areas, teleconferencing capabilities, high-speed broadband connectivity, furniture and office equipment usage, lounge areas, breakout rooms recreational areas, and traveling and concierge services). For the avoidance of doubt, a Competing Business shall not include any occupant of the Project that is operating an “Ancillary Desk Sharing Operation”, which means a sublease or license by an occupant (i.e., ”desk sharing”) to clients, customers or other parties as an ancillary use to such occupant’s primary use, provided that such Ancillary Desk Sharing Operation is not (and was not at the time of execution of said occupant’s occupancy agreement) the operation of a Competing Business. In addition, Tenant shall not be in violation of Section 6.1 or Section 16.2 of the Lease in the event of (a) Tenant’s assignment of the Lease to a Competing Business which acquires all or substantially all of Tenant’s stock or assets, provided that in no event shall any such assignee use the Premises for a Competing Business or be permitted to display any Competitor Signage at any location within the Project, (b) Tenant’s assignment of the Lease to a Competing Business in connection with a merger, consolidation or similar reorganization, provided that in no event shall any such assignee use space in the Project for a Competing Business or be permitted to display any Competitor Signage at any location within the Project. For purposes of the foregoing, “Competitor Signage” means signage that identifies any Competing Business by its name, trade name, call letters, trademark or other name or mark recognizable to the general public as that of a Competing Business. 16764.040 4830-2660-4226.6 Exhibit H

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D EXHIBIT I FORM OF SNDA RECORDING REQUESTED BY AND WHEN RECORDED RETURN TO: Pacific Life Insurance Company 700 Newport Center Drive Newport Beach, CA 92660 Attn: Real Estate Investments Loan No. 219620301 Space Above This Line for Recorder’s Use SUBORDINATION, NON-DISTURBANCE, AND ATTORNMENT AGREEMENT THIS SUBORDINATION, NON-DISTURBANCE, AND ATTORNMENT AGREEMENT (this "Agreement") is made as of ____________________, 2020 (the "Effective Date"), by and among PACIFIC LIFE INSURANCE COMPANY, a Nebraska corporation (together with its successors and assigns, "Lender"), FIVE9, INC., a Delaware corporation ("Tenant"), and 2600 CR, LLC, a Delaware limited liability company ("Landlord"). RECITALS A. Landlord is the current owner of those certain premises commonly known as 2600 Bishop Ranch located in San Ramon, Contra Costa County, California, more particularly described in Exhibit A attached hereto (the "Real Estate"). B. Lender has made a loan (the "Loan") to Landlord pursuant to a term loan agreement, by Landlord and Lender (together with all amendments thereto and restatements thereof, whether before or after the Effective Date, collectively, the "Loan Agreement"), which Loan is evidenced by one or more promissory notes (together with all amendments, restatements, extensions, and replacements thereof and thereto, whether before or after the Effective Date, collectively, the "Note"), by Landlord payable to the order of Lender. C. Landlord’s obligations under the Note, the Loan Agreement, and all other “Loan Documents” (as defined in the Loan Agreement), are secured by that certain Deed of Trust, Financing Statement and Security Agreement (With Assignment of Rents and Fixture Filing), by Landlord in favor and for the benefit of Lender, dated September 16, 2019, and recorded in the Official Records of Contra Costa County, California, as Instrument No. 20199015279700031 (together with all amendments thereto and restatements thereof, whether before or after the Effective Date, the "Security Instrument"). 16764.040 4830-2660-4226.6 Exhibit I, Page 1

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D D. The Security Instrument encumbers, among other things, Landlord’s entire interest in the Real Estate and the current and future improvements (the "Improvements") situated thereon (collectively, the "Property"). E. Under the terms of that certain Bishop Ranch Building Lease dated _________, 2020 (the "Lease"), Landlord leased to Tenant a portion of the Property, as more particularly described in the Lease (the "Leased Premises"). NOW THEREFORE, to confirm the legal effect of the Security Instrument and the Lease and, in consideration of the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: AGREEMENTS 1. Subordination. (a) The Lease and the leasehold estate created by the Lease and all of Tenant’s rights under the Lease are and at all times shall be subordinate to the lien and charge of the Security Instrument and all terms and conditions contained therein, and to all substitutions, renewals, modifications, and amendments thereto (including, without limitation, any of the foregoing that increase the indebtedness secured thereby), subject to the terms and conditions set forth in this Agreement. (b) Notwithstanding anything to the contrary contained herein or in the Lease, Tenant acknowledges and agrees that Lender has a claim superior to Tenant’s claim for insurance proceeds and for condemnation awards, if any, received with respect to the Improvements or the Property, other than insurance proceeds payable solely to Tenant for Tenant’s personal property pursuant to the terms of the Lease or condemnation awards payable directly and solely to Tenant by the condemning authority. Tenant acknowledges and agrees that notwithstanding anything to the contrary contained in the Lease, all insurance proceeds and condemnation awards for Improvements and the Property shall be disbursed and applied in accordance with the Loan Documents and this Agreement. 2. Non-Disturbance. In the event of foreclosure of the Security Instrument (by judicial process, power of sale, or otherwise) or conveyance in lieu of foreclosure (collectively, such foreclosure or conveyance in lieu thereof is called "Foreclosure"), which Foreclosure occurs prior to the expiration date of the Lease, including any extensions and renewals of the Lease now provided and hereafter exercised thereunder, and so long as Tenant is not in default under any of the terms, covenants, and conditions of the Lease beyond any applicable grace or cure period, Lender agrees that Lender shall take no action that disturbs Tenant in its quiet and peaceful possession of the Leased Premises, subject to the terms and conditions of the Lease and this Agreement. Lender and Tenant agree that the covenant of quiet and peaceful possession of the Leased Premises as set forth in this Section 2 is intended to be binding on any person or entity, including Lender, who takes title to the Property as a result of a Foreclosure ("Purchaser"). Lender shall have no liability for any acts or omissions of any Purchaser for violating such covenant or otherwise, unless Lender or a wholly owned affiliate of Lender is the Purchaser. 16764.040 4830-2660-4226.6 Exhibit I, Page 2

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D 3. Attornment. In the event Foreclosure occurs prior to the expiration date of the Lease, including any extensions and renewals of the Lease now provided and hereafter exercised thereunder, then notwithstanding the subordination of the Lease provided for herein, Tenant shall attorn to Purchaser and recognize Purchaser as Tenant’s landlord under the Lease. So long as Tenant is in possession of the Leased Premises and is not in default under any of the terms, covenants, and conditions of the Lease beyond any applicable grace or cure period, Purchaser shall recognize and accept Tenant as its tenant thereunder, whereupon the Lease shall continue, without further agreement, in full force and effect as a direct lease between Purchaser and Tenant for the remaining term thereof, together with all extensions and renewals now provided thereunder, upon the same terms, covenants, and conditions as therein provided, subject to the provisions contained in Section 4 and Section 8 below. Tenant shall thereafter make all rent payments directly to or at the direction of Purchaser, subject to the limitations and other provisions contained in Section 4 and Section 8 below. Landlord hereby authorizes Tenant to make such rent payments directly to Purchaser and waives all claims against Tenant for any sums so paid at Purchaser’s request and direction. Such attornment as provided herein shall be self-operative without further aid or execution of further instruments by parties to this Agreement, immediately upon Purchaser succeeding to the interest of Landlord under the Lease. 4. Limitation of Liability. Notwithstanding anything to the contrary contained herein or in the Lease, in the event Foreclosure occurs prior to the expiration date of the Lease, including any extensions and renewals of the Lease now provided and hereafter exercised thereunder, the liability of Purchaser shall be limited as set forth below in Section 8. In addition, Purchaser also shall not: (a) be liable to Tenant for any act, omission, or default on the part of the original Landlord or any other landlord under the Lease and Tenant shall have no right to assert the same or any damages arising therefrom as (i) a claim, defense, or deficiency against Purchaser or its successors or assigns, or (ii) an offset against Purchaser or its successors or assigns. Notwithstanding the foregoing, with respect to uncured defaults of a prior landlord under the Lease that are susceptible of cure by Purchaser and are continuing on the date Purchaser acquires title to the Property (the "Transfer Date"), and for which liability of Purchaser is not excluded by other subsections of this Section 4 ("Continuing Defaults"), Tenant shall have the same remedies against Purchaser as it would have against the prior landlord, but Purchaser shall be liable for damages only to the extent they accrue after the Transfer Date; (b) be liable to Tenant for the return of any deposit, rental security, or any other sums deposited with the original Landlord or any other landlord under the Lease and not delivered to Purchaser, as the case may be; provided that Purchaser shall be liable to Tenant under the terms of the Lease to the extent of any such deposit or rental security actually received by Purchaser that is free and clear of any interest of Landlord or any other landlord under the Lease; (c) be bound by any cancellation, surrender, or termination of the Lease (except those Tenant cancellation, surrender, or termination rights expressly contemplated by the Lease that do not require Landlord’s prior consent), or by any amendment, waiver of rights, or modification of the Lease after the Effective Date, in each case if not consented to in writing by Lender, which consent will not be unreasonably withheld, conditioned, or delayed; 16764.040 4830-2660-4226.6 Exhibit I, Page 3

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D (d) be liable for, bound by or subject to any defense or offset on Tenant’s part for any payment of rent more than 30 days in advance of the date due under the terms of the Lease, nor for the return of any sums, including letters of credit, which Tenant may have paid or delivered to Landlord under the Lease as and for security deposits, advance rentals or otherwise, unless Lender or Purchaser actually received such rent or such sums are actually delivered to Lender, or Lender has consented to such advance payment in writing, which consent Lender may grant or withhold in its sole and absolute discretion; (e) be bound by any warranty or representation of Landlord relating to work performed prior to the Transfer Date by or on behalf of Landlord or any predecessor landlord under the Lease; (f) be liable to Tenant for construction, restoration, or repair, or delays in construction, restoration, or repair, of the Improvements or the portion thereof leased to Tenant under the Lease or any tenant improvements (including, without limitation, any tenant improvement allowances); provided, however, the foregoing is not intended to limit, waive, or eliminate any restoration or repair obligations of Purchaser as the landlord under the Lease with respect to matters first arising after the Transfer Date or matters that arose prior to, but have not yet been restored or repaired as of, the Transfer Date; or (g) be bound by any purchase option or right of first offer or first refusal or similar right to purchase the Property or any portion thereof granted to Tenant under the Lease. 5. Further Documents. Except as expressly provided for herein, the foregoing provisions shall be self-operative and effective without the execution of any further instruments on the part of any party hereto. Tenant agrees, however, to execute and deliver to Lender, Purchaser or to any person to whom Tenant agrees to attorn pursuant hereto such other instruments as Lender, Purchaser or such person shall reasonably request in order to confirm said attornment. 6. Notice and Cure. Tenant agrees that if a default by Landlord occurs under the Lease: (a) A copy of each notice given to Landlord pursuant to the Lease shall also be given simultaneously to Lender, and no such notice shall be effective for any purpose under the Lease unless so given to Lender; and (b) If Landlord fails to cure any default within the time prescribed by the Lease (or within a reasonable time if no such time period is provided), Lender shall have an additional 30 days after the later of (i) the expiration of Landlord’s cure period or (ii) Lender’s receipt of Tenant’s written notice of such default within which to cure such default (if curable by Lender within such 30-day period) before Tenant has the right to terminate the Lease or exercise any self- help rights from which a right of setoff would arise. If such default cannot reasonably be cured by Lender within such additional 30-day period because in order to cure such failure Lender must acquire control or ownership of the premises demised under the Lease, then Lender shall have such additional time as may be reasonably necessary to diligently pursue foreclosure proceedings or otherwise acquire title to or control of the Improvements, if such proceedings are commenced within such additional 30-day period and thereafter diligently pursued to completion. 16764.040 4830-2660-4226.6 Exhibit I, Page 4

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D 7. Notices. All notices, demands, and requests given or required to be given hereunder shall be in writing and shall be deemed to have been properly given when personally served or if sent by U.S. registered or certified mail, postage prepaid, or by recognized overnight delivery service, addressed as set forth below when received. Concurrently with the delivery of any such notice, demand, or request sent to Lender by one of the methods specified in the immediately preceding sentence, a copy thereof shall also be sent by email to Lender at the email address for Lender sent forth below. Lender: PACIFIC LIFE INSURANCE COMPANY 700 Newport Center Drive Newport Beach, California 92660 Attn: Commercial Servicing Operations Real Estate Investments Loan No. 219620301 Email: REDocumentManagement@pacificlife.com Tenant: FIVE9, INC. 3001 Bishop Drive, Suite 350 San Ramon, CA 94583 Attn: General Counsel Landlord: 2600 CR, LLC c/o Sunset Development Company 2600 Camino Ramon, Suite 201 San Ramon, CA 94583 Attn: General Counsel 8. Limitation of Personal Liability. Notwithstanding anything to the contrary herein or in the Lease, Purchaser shall have no obligation, nor incur any liability, beyond the interest, if any, of Purchaser in the Property. In calculating Purchaser’s interest in the Property, the fair market value of the Property shall be reduced by the greatest of the following: (a) the actual aggregate amount of any financing secured by a lien on the Property; (b) if there is no such secured financing, then a deemed aggregate amount of financing equal to 80% of the fair market value of the Property; or (c) if Lender or an affiliate of Lender is the Purchaser, then the amount of the Loan indebtedness (including principal, interest and all other amounts payable by Landlord in respect of the Loan) at the time of Foreclosure. Upon any subsequent sale or transfer of the Property by any Purchaser, the selling or transferring Purchaser shall be released from all further duties, liabilities and obligations to Tenant and its successors or assigns arising or accruing under the Lease from and after the date of such sale or transfer. By executing this Agreement, Landlord agrees that nothing contained in this Section 8 shall impair, limit, affect, lessen, abrogate or otherwise modify Landlord’s obligations to Tenant under the Lease. 9. Binding Effect. Upon mutual execution of this Agreement by all of the parties hereto, the terms, covenants, and conditions of this Agreement shall inure to the benefit of and be 16764.040 4830-2660-4226.6 Exhibit I, Page 5

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns. 10. Modification. This Agreement may not be modified orally or in a manner other than by an agreement signed by the parties hereto or their respective successors in interest. 11. Choice of Law. This Agreement shall be governed by the internal law (and not the law of conflicts) of the State of California. 12. Counterparts. This Agreement may be executed in two or more counterparts, all of which, when taken together, shall constitute one and the same original. Tenant and Landlord hereby authorize Lender to fill in applicable dates and recording information in this Agreement. IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the Effective Date. [Remainder of page intentionally left blank; signature pages follow] 16764.040 4830-2660-4226.6 Exhibit I, Page 6

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D Tenant’s Signature Page for Subordination, Non-Disturbance, and Attornment Agreement TENANT: ________________________________________ By: Name: Title: By: Name: Title: Address: [See Section 7 above.] 16764.040 4830-2660-4226.6 Exhibit I, Page 7

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D NOTARY ACKNOWLEDGMENT A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document. State of California ) County of ______________ ) On ____________________, before me, ____________________________, a Notary Public, personally appeared ____________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct. WITNESS my hand and official seal. Signature 16764.040 4830-2660-4226.6 Exhibit I, Page 8

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D Landlord’s Signature Page for Subordination, Non-Disturbance, and Attornment Agreement LANDLORD: _____________________________, a ___________________________________ By: Name: _______________________________ Title: ________________________________ Address: [See Section 7 above.] 16764.040 4830-2660-4226.6 Exhibit I, Page 9

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D NOTARY ACKNOWLEDGMENT A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document. State of California ) County of Contra Costa ) On ____________________, before me, ____________________________, a Notary Public, personally appeared ____________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct. WITNESS my hand and official seal. Signature 16764.040 4830-2660-4226.6 Exhibit I, Page 10

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D Lender’s Signature Page for Subordination, Non-Disturbance, and Attornment Agreement LENDER: PACIFIC LIFE INSURANCE COMPANY, a Nebraska corporation By: Name: Title: Address: [See Section 7 above.] 16764.040 4830-2660-4226.6 Exhibit I, Page 11

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D NOTARY ACKNOWLEDGMENT A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document. State of California ) County of Orange ) On ____________________, before me, ____________________________, a Notary Public, personally appeared ____________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct. WITNESS my hand and official seal. Signature 16764.040 4830-2660-4226.6 Exhibit I, Page 12

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D EXHIBIT A Description of Real Estate THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF SAN RAMON, IN THE COUNTY OF CONTRA COSTA, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS: TRACT A: A CONDOMINIUM COMPRISED OF: PARCEL ONE: UNIT 5, AS CORRECTED BY THOSE CERTAIN CORRECTION DEEDS RECORDED OCTOBER 27, 2017 AS INSTRUMENT NOS. 2017-0203067-00 AND 2017-0203069-00, BOTH OF OFFICIAL RECORDS, AS SAID UNIT IS DEPICTED ON THAT CERTAIN CONDOMINIUM PLAN ENTITLED "CONDOMINIUM PLAN FOR 2600 CAMINO RAMON, SAN RAMON, CALIFORNIA", WHICH PLAN (THE "ORIGINAL PLAN") IS ATTACHED TO THAT CERTAIN DECLARATION OF COVENANTS, CONDITIONS, AND RESTRICTIONS AND RESERVATION OF EASEMENTS FOR 2600 CAMINO RAMON CONDOMINIUM PROJECT RECORDED DECEMBER 27, 2013 AS INSTRUMENT NO. 20130295538, OFFICIAL RECORDS (THE "ORIGINAL DECLARATION"), AND WHICH ORIGINAL PLAN WAS AMENDED BY THAT CERTAIN FIRST AMENDED PLAN FOR 2600 CAMINO RAMON, SAN RAMON CALIFORNIA DATED JUNE 2017 (HEREIN THE "FIRST AMENDED PLAN") AND WHICH ORIGINAL DECLARATION WAS AMENDED BY THAT CERTAIN FIRST AMENDED DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS AND RESERVATION OF EASEMENTS FOR 2600 CAMINO RAMON CONDOMINIUM PROJECT RECORDED OCTOBER 30, 2017 AS INSTRUMENT NO. 2017-0203975 (THE "FIRST AMENDED DECLARATION"). THE FIRST AMENDED PLAN IS ATTACHED TO THE FIRST AMENDED DECLARATION. THE ORIGINAL PLAN AS AMENDED BY THE FIRST AMENDED PLAN SHALL HEREAFTER BE REFERRED TO AS THE "PLAN" AND THE ORIGINAL DECLARATION AS AMENDED BY THE FIRST AMENDED DECLARATION AND AS FURTHER AMENDED BY THAT CERTAIN SECOND AMENDMENT TO THE DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS AND RESERVATION OF EASEMENTS FOR 2600 CAMINO RAMON CONDOMINIUM ASSOCIATION, RECORDED NOVEMBER 5, 2018 AS INSTRUMENT NO. 2018-0179778-00, OF OFFICIAL RECORDS SHALL HEREAFTER BE REFERRED TO AS THE "DECLARATION" AND WHICH UNITS ARE DEFINED IN AND MADE SUBJECT TO THE DECLARATION; SAID UNITS BEING SITUATED ON PARCEL 1 AS SAID PARCEL IS SHOWN UPON THAT CERTAIN MAP ENTITLED "PARCEL MAP MS 901-13 FOR CONDOMINIUM PURPOSES", FILED IN THE OFFICE OF THE RECORDER, COUNTY OF CONTRA COSTA, STATE OF CALIFORNIA ON OCTOBER 28, 2013, IN BOOK 208 OF MAPS, AT PAGE 31 AND 32. PARCEL TWO: 16764.040 4830-2660-4226.6 Exhibit I, Page 13

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D AN UNDIVIDED 98.787% INTEREST IN COMMON, AS CORRECTED BY THOSE CERTAIN CORRECTION DEEDS RECORDED OCTOBER 27, 2017 AS INSTRUMENT NOS. 2017-0203068-00 AND 2017-0203069-00 OF OFFICIAL RECORDS, IN THE COMMON AREA AS DEFINED IN THE DECLARATION AND DEPICTED ON THE PLAN. EXCEPTING AND RESERVING FROM SUCH PARCEL TWO THE FOLLOWING: 1. ALL THE CONDOMINIUM UNITS DEPICTED ON THE PLAN AND DEFINED IN THE DECLARATION OTHER THAN THE CONDOMINIUM UNIT DESCRIBED IN PARCEL ONE ABOVE. 2. THE EXCLUSIVE COMMON AREAS AS DEPICTED ON THE PLAN AND DEFINED IN THE DECLARATION WHICH ARE SET ASIDE AND ALLOCATED FOR THE EXCLUSIVE USE OF THE OWNERS OF THE CONDOMINIUMS OTHER THAN THE CONDOMINIUM UNIT DESCRIBED IN PARCEL ONE ABOVE. 3. THE SPECIAL EXCLUSIVE COMMON AREAS AS DEPICTED ON THE PLAN AND DEFINED IN THE DECLARATION WHICH ARE SET ASIDE AND ALLOCATED FOR THE EXCLUSIVE USE OF THE OWNERS OF THE CONDOMINIUMS OTHER THAN THE CONDOMINIUM UNIT DESCRIBED IN PARCEL ONE ABOVE. 4. NON-EXCLUSIVE EASEMENTS FOR ACCESS, INGRESS, EGRESS, SUPPORT, UTILITIES AND OTHER RIGHTS, OVER, UNDER, UPON AND THROUGH THE COMMON AREA, APPURTENANT TO ALL UNITS, AS SAID EASEMENTS AND RIGHTS ARE DEFINED IN THE DECLARATION. 5. ALL OTHER EASEMENTS AS PROVIDED FOR IN THE DECLARATION. PARCEL THREE: A NON-EXCLUSIVE EASEMENT, APPURTENANT TO PARCEL ONE ABOVE, FOR ACCESS, INGRESS, EGRESS, SUPPORT, UTILITIES AND ALL OTHER EASEMENTS AND RIGHTS, OVER, UNDER, UPON AND THROUGH THE COMMON AREAS AS SAID EASEMENTS AND RIGHTS ARE DEFINED IN THE DECLARATION. PARCEL FOUR: THE EXCLUSIVE RIGHT TO THE USE, POSSESSION AND ENJOYMENT OF THE EXCLUSIVE COMMON AREAS, APPURTENANT TO PARCEL ONE ABOVE, AS DEFINED IN THE DECLARATION AND DEPICTED ON THE PLAN, WHICH ARE SET ASIDE AND ALLOCATED FOR THE EXCLUSIVE USE OF THE OWNER OF THE UNIT TO WHICH THEY ARE ADJACENT OR ASSIGNED. PARCEL FIVE: 16764.040 4830-2660-4226.6 Exhibit I, Page 14

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D THE EXCLUSIVE RIGHT TO THE USE, POSSESSION AND ENJOYMENT OF THE SPECIAL EXCLUSIVE COMMON AREAS, APPURTENANT TO PARCEL ONE ABOVE, AS DEFINED IN THE DECLARATION AND DEPICTED ON THE PLAN, WHICH ARE SET ASIDE AND ALLOCATED FOR THE EXCLUSIVE USE OF THE OWNER OF THE UNIT TO WHICH THEY ARE ADJACENT OR ASSIGNED. APN: 213-133-093 (UNIT 5) AND 213-133-096 PORTION (COMMON AREA) TRACT B: PARCEL SIX: PARCEL B AS SHOWN ON PARCEL MAP MS 901-15 ON THAT CERTAIN PARCEL MAP FILED IN BOOK 209 OF MAPS PAGE 49. APN: 213-133-097 (PARKING GARAGE) APN: 213-133-093, 213-133-096, 213-133-097 16764.040 4830-2660-4226.6 Exhibit I, Page 15

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D EXHIBIT J EXISTING EXCLUSIVES LIST OF AT&T SIGNIFICANT COMPETITORS: (1) Verizon (2) Century Link/Qwest (3) LEVEL 3/ Global Crossing (4) BT (5) Sprint (6) Time Warner (7) Orange (8) Comcast (9) XO (10) Cox LIST OF SAP COMPETITORS: (1) Oracle* (2) Workday* (3) Salesforce* (4) NetSuite* *Any name to which any of the foregoing is legally changed In addition to the foregoing, and without limiting the restrictions on use of the Premises set forth in Section 6.1 of the Lease, it shall be reasonable for Landlord to withhold its consent to a proposed Transferee which owns, controls, or includes a group, subsidiary, or division which operates one or more Competing Businesses (as defined in Exhibit H attached to the Lease) unrelated to (and outside of) the Project, if operating Competing Businesses is such entity’s primary business purpose. 16764.040 4830-2660-4226.6 Exhibit J, Page 1

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D EXHIBIT K INTENTIONALLY OMITTED 16764.040 4830-2660-4226.6 Exhibit K, Page 1

DocuSign Envelope ID: 390393F4-EE01-4D38-B0C6-A9BBF1B23F9D

EXHIBIT L

EXISTING FF&E (Page 1 of 2)

2ND FLOOR	COUNT	MAKE	NOTES
			Updated as of 7/10/2020
FURNITURE			
Workstation Desks	242	Herman Miller/Steelcase	All workstations have some manner for storage. Some have keyed drawers, some have keyed rolling drawers and some have unkeyed drawers.
Workstation Chairs	200	Herman Miller	
Call Center Desks	51	Steelcase	
Call Center Chairs	38	Herman Miller	Stained
ROOMS			
Privacy Rooms	4		
Mothers Rooms	2		w/ Sofa and Mini-Fridge
Copy/Supply Rooms	2		
Phone Rooms	4		w/ Tribu Table and Two Unspecified Chairs
Executive Offices	4		w/ 3 Chairs (1 Herman Miller, 2 Unspecified)
Conference Rooms	19		16 Conference Rooms, 3 Non-Conventional Rooms
CONFERENCE ROOM CHAIRS			
Basquiat	4	Unspecified	
Warhol	4	Unspecified	
Matisse	4	Herman Miller	
Kahlo	4	Herman Miller	
Davinci	6	Herman Miller	
Van Gogh	6	Herman Miller	
Picasso	6	Herman Miller	
Monet	8	Herman Miller	
Rothko	8	Herman Miller	
Haring	10	Herman Miller	
Degas	12	Herman Miller	
Michelangelo	12	Herman Miller	
Gauguin	14	Herman Miller	
Dali	16	Herman Miller	
Pollock	18	Herman Miller	
NON-CONVENTIONAL ROOM SEATING			
Usability Lab	6		4 Sectionals, 2 Chairs, 4 Round Tables
Okeeffe	4		4 Outdoor Chairs, 1 Metal Roundtable
Miro	4		1 Couch, 2 Velvet Chairs, 1 End Table, 2 Stands
Klimt	2		1 Tribu Table, 2 Unspecified Chairs
KITCHEN			
Kitchens	3		
Refrigerators	3		

2ND FLOOR	COUNT	MAKE	NOTES
Dishwashers	1		
Microwaves	4		
Cafeteria Tables	8	Unspecified	
Cafeteria Chairs	24	Herman Miller	
TECH			
IDF Closets	2		
TVs (Wall Mounted)	19		
iPads (Conference Room External/Internal)	31		
MISCELLANEOUS			
Mail Room	1		w/ 1 Desk
Massage Chair	2		
FireKings	2		
Non FireKing Drawers	4		
Miscellaneous Storage Shelves	5		
Assorted Fancy Furniture throughout Office	14	Assorted	6 Chairs, 4 Couches

16764.040 4830-2660-4226.6 Exhibit L, Page 1

DocuSign Envelope ID: 390393F4-EE01-4D38-B0C6-A9BBF1B23F9D

EXHIBIT L

EXISTING FF&E (Page 2 of 2)

3RD FLOOR	COUNT	MAKE	NOTES
			Updated as of 7/10/2020
FURNITURE			
Workstation Desks	240	Steelcase	All workstations have fixed or rolling keyed storage drawers
Workstation Chairs	240	Herman Miller	
ROOMS			
Privacy Rooms	4		
Mothers Rooms	2		w/ Sofa and Mini-Fridge
Copy/Supply Rooms	2		
Phone Rooms	6		w/ Tribu Table and Two Unspecified Chairs
Executive Offices	4		w/ 3 Chairs (1 Herman Miller, 2 Unspecified)
Conference Rooms	20		15 Conference Rooms, 4 Non-Conventional Rooms, 1 Training Center
CONFERENCE ROOM CHAIRS			
Gattaca	4	Herman Miller	
Looper	4	Herman Miller	
Mad Max	4	Herman Miller	
Wall-E	5	Unspecified	
Aliens	5	Unspecified	
Tron	6	Herman Miller	
Avatar	6	Herman Miller	
Blade Runner	8	Herman Miller	
Robocop	8	Herman Miller	
Terminator	10	Herman Miller	
Solaris	10	Herman Miller	
Inception	10	Herman Miller	
Matrix	12	Herman Miller	
ET	12	Herman Miller	
Gravity	14	Herman Miller	
NON-CONVENTIONAL ROOM SEATING			
District 9	7		2 Stools, 1 Chest, 1 Bench, 2 Thrones
Ex Machina	5		1 Sofa for 3, 2 Chairs, 1 Bookshelf, Table
Metropolis	7		1 Couch, 2 Metal Stands, 1 Metal Circle Table, 2 Chairs, 2 Beancubes, 1 Cart
Star Wars	9		1 Couch, 2 Chairs
TRAINING CENTER			
Desks	22	Coalesse	
Chairs	44	Steelcase	
Podium	1	Unspecified	
Long/Large Table	2	Unspecified	
Stools	16	Room and Board	
Bench	2	Unspecified	
KITCHEN			

3RD FLOOR	COUNT	MAKE	NOTES
Kitchens	3		
Refrigerators	4		
Dishwashers	2		
Microwaves	6		
Bar Stool	2		
Cafeteria Tables	8		
Cafeteria Chairs	56		
Square Tables	2		
TECH			
IDF Closets	2		
TVs (Wall Mounted)	29		
iPads (Conference Room External/Internal)	38		
MISCELLANEOUS			
Skin Lab	1		
Massage Chair	1		
FireKings	2		
Miscellaneous Storage Shelves	7		
Assorted Fancy Furniture throughout Office	14	Assorted	8 Chairs, 3 Couches

16764.040 4830-2660-4226.6

Exhibit L, Page 2

DocuSign Envelope ID: F5DC2F2D-CB38-4E4C-B118-0C88821B771C947F8438-542D-4D8F-9A8A-36057F026BCA390393F4-EE01-4D38-B0C6-A9BBF1B23F9D 16764.040 4830-2660-4226.6 Exhibit L, Page 3